                                                                EXHIBIT 10.1

                              INDENTURE OF LEASE

        THIS INDENTURE OF LEASE, made on the 9th day of November, 1994 between PHILLIP E. STEPHENS, TRUSTEE (hereinafter called "Landlord"), with an address for receipt of payments at: P.O. Box 930525, Atlanta, Georgia 31193, and an address for receipt of notices at 5775 Peachtree Dunwoody Road, Suite 200-D, Atlanta, Georgia 30342, Attn: Counsel, and KENWOOD RESTAURANT, INC., an Ohio Corporation trading as Hotel Mexico (hereinafter called "Tenant") with a notice address of: 3655 Michigan Avenue, Cincinnati, Ohio 45208 Attn: President and an address for receipt of invoices of: 3655 Michigan Avenue, Cincinnati, Ohio 45208 Attn: Accounts Payable.

                                 WITNESSETH:

        I.  Leased Premises.

        Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the store premises (hereinafter referred to as the "Premises" or designated on the plan attached as Exhibit "A" hereto as Store Number 14 (Main level) erected as part of a shopping center presently known as Sycamore Plaza at Kenwood (hereinafter referred to as the "Shopping Center" and presently comprising the area shown on Exhibit "A") located at 7800 Montgomery Road, Cincinnati, Ohio 45236, being measured and described by the following dimensions which are measured from the outside building lines of each wall of the Premises or, in the case of those walls separating the Premises from other stores in the Shopping Center, from the center lines of such walls:

                Frontage:       irregular       feet
                                ---------
                Depth:          irregular       feet
                                ---------
                Total Area:     7,700           square feet
                                ---------

together with the right to the non-exclusive use in common with others entitled to use same of all such automobile parking areas, driveways, malls, courts, corridors, footpaths, sidewalks, loading facilities and other facilities as may be designated by Landlord from time to time, as more fully set forth in and subject to the terms and conditions of this Indenture of Lease and the Lease Agreement (hereinafter collectively referred to as the "Lease"), and to such reasonable rules and regulations for the use thereof as may be prescribed from time to time by the Landlord in accordance with Section 11.04 of the Lease. The floor area of the Premises as indicated above shall be subject to confirmation by Landlord's architect, whose determination shall be binding upon the parties; if Landlord's architect determines that the actual floor area of the Premises, as constructed, is different from that set forth above, the Fixed Minimum Rent and other charges hereunder shall be adjusted accordingly.

        II. Term of Lease. (See Rider #1 - Option to Extend)

        Tenant's obligation to pay rent and occupy the premises in accordance with the terms of the Lease shall commence on the earlier of the following dates (such earlier date being hereinafter called the "Commencement Date"): (1) six (6) months after delivery of possession by Landlord ("Construction Period"); or (2) the date on which Tenant shall first open the Premises for business with the public. The term of this Lease shall be a period of fifteen
(15) years, plus the period, if any, between the Commencement Date if it falls on a day other than the first day of the month and the first day of the calendar month in the term (such period being hereinafter referred to as the "Original Term").

        III. Fixed Minimum Rent.

        Tenant shall pay to Landlord, in monthly installments, a guaranteed annual minimum rent ("Fixed Minimum Rent") for each of the following periods during the term of this Lease, as follows:

                        TIME PERIOD                     ANNUAL AMOUNT           MONTHLY AMOUNT
Commencement Date       to end of Year 5                $ 154,000.00            $ 12,833.33

Year 6                  to end of Year 10               $ 169,400.00            $ 14,116.67

Year 11                 to end of Year 15               $ 184,800.00            $ 15,400.00

Year 16                 to end of Year 20 (option)      $ 200,200.00            $ 16,683.33

Year 21                 to end of Year 25 (option)      $ 215,600.00            $ 17,966.67

Each such installment shall be due and payable on or before the first day of each calendar month in the Original Term of this Lease, in advance, at the address set forth above, or at such other place as may be designated by Landlord from time to time, without any prior demand therefor and without any deduction, reduction, recoupment or set off whatsoever; the first installment shall be paid on the Commencement Date whether or not the Commencement Date shall be a day other than the first day of a calendar month. Tenant's first payment of Fixed Minimum Rent shall be prorated for the fractional month between the Commencement Date and the first day of the first full calendar month in the term hereof (if any), on a per diem basis (calculated on a thirty [30] day month).

                              Indenture of Lease
                                 Hotel Mexico

        IV.     Percentage Rent.

        In addition to the Fixed Minimum Rent, Tenant, in accordance with
Section 2.01 of the Lease, shall pay to Landlord, as additional rent hereunder and as part of the consideration for this Lease, for each Lease Year in the Original Term of this Lease a sum equal to four percent (4 %) of that portion of Gross Sales (as defined in Section 2.02 of the Lease) during such Lease Year which is in excess of the applicable Percentage Rent Gross Sales Base (hereinafter referred to as "Percentage Rent"). The Percentage Rent Gross Sales Base for the following periods within each Lease Year shall be:

                                                        PERCENTAGE RENT
                TIME PERIOD                             GROSS SALES BASE

Commencement Date      to end of Year 5                 $ 3,850,000.00

Year 6          to  end of Year 10                      $ 4,235,000.00

Year 11         to  end of Year 15                      $ 4,620,000.00

Year 16         to  end of Year 20 (option)             $ 5,004,999.00

Year 21         to  end of Year 25 (option)             $ 5,390,000.00


        V.      HVAC Charge.

        NO HVAC CHARGE APPLIES: Tenant is responsible for providing, installing, operating, and maintaining its own individual HVAC unit in accordance with Landlord's specifications.

        VI.     Taxes.

        In accordance with and subject to the adjustments set forth in Article III of the Lease, for each "Tax Year" (as defined in Section 3.04) during the Term, Tenant shall pay Landlord on account of Tenant's share of any "Taxes" (as defined in such Section), the annual amount (payable in equal monthly installments) of One and 40/100 Dollars ($1.40) multiplied by the number of square feet of floor area contained within the Premises.

        VII.   Costs of Maintenance and Operations.

        In accordance with and subject to the adjustments set forth in Section
4.03 of the Lease, for each "Accounting Period" (as defined in Section 4.03) during the Term, Tenant shall pay Landlord on account of Tenant's share of "Operating Costs" (as defined in Section 4.02), the annual amount (payable in equal monthly installments) of Two and 50/100 Dollars ($2.50) multiplied by the number of square feet of floor area contained within the Premises.

        VIII.  Marketing and Advertising.

        In accordance with and subject to the adjustments set forth in Article IX of the Lease, for each year during the Term, Tenant shall pay to Landlord the annual amount (payable in equal monthly installments) of Zero and 10/100 Dollars ($.10) multiplied by the number of square feet of floor area contained within the Premises (hereinafter referred to as the "Marketing Service Charge").

        IX.     Proportionate Insurance.

        In accordance with and subject to the adjustments set forth in Section
3.05 of the Lease, for each Accounting Period during the Term, Tenant shall pay Landlord on account of Tenant's share of the cost of Landlord's policies of insurance (with such extended coverage as the Landlord may deem appropriate) insuring portions of the Shopping Center, the annual amount (payable in equal monthly installments) of Zero and 25/100 Dollars ($.25) multiplied by the number of square feet of floor area contained within the Premises (hereinafter referred to as the "Insurance Charge").

        X.      Use of Premises.  [See Rider #3]

        Subject to the provisions of Article XI of the Lease, Tenant shall use the Premises solely for the following purpose, and for no other purpose whatsoever:

        For the operation of a full-service restaurant under the name Hotel Mexico, selling items shown on the menu attached as Exhibit G.




                              Indenture of Lease
                                 Hotel Mexico
                                 Page 2 of 4

        XI. Shopping Center Hours of Operation.

        Tenant shall have the Premises open for business with the public for the following minimum hours:

        Monday         11:00 A.M. to 9:00 P.M.
        Tuesday        11:00 A.M. to 9:00 P.M.
        Wednesday      11:00 A.M. to 9:00 P.M.
        Thursday       11:00 A.M. to 9:00 P.M.
        Friday         11:00 A.M. to 9:00 P.M.
        Saturday       11:00 A.M. to 9:00 P.M.
        Sunday         12:00 Noon to 9:00 P.M.

        Tenant may remain open as late as 2:30 a.m., subject to Rider #14

        XII. Tenant Improvements. [See Rider #2 - Construction Allowance]

        In accordance with the provisions of Section 10.02 of the Lease, Tenant shall complete its Tenant Improvements to the Premises, as therein defined, not later than six (6) months after delivery of possession by Landlord.


        XIII.  Security Deposit.

        [INTENTIONALLY DELETED]

        XIV.  Lease Documents.

        In addition to the Indenture of Lease and the Lease Agreement, consisting of 4 and 24 printed pages, respectively, the following are attached to the Lease and are hereby incorporated and made part of the Lease as fully as though set forth at length in the Lease:

     Exhibit "A"   Lease plan of Shopping Center indicating      / / Exhibit 11.05- exception from competition clause
                    general location of premises                     Rider
     Exhibit "B"   Tenant/Landlord Work                              Guaranty (individual)
     Exhibit "C"   Electricity Redistribution Charges            / / Guaranty (corporate)
/ /  Exhibit "D"   HVAC Charges                                      Other: Exhibit G- Menu
     Exhibit "E"   Rules and Regulations                                    Exhibit II - Decorative Stone Wall
     Exhibit "F"   Sign Criteria
     Exhibit 1.01  Commencement Certification

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Lease to be duly executed as of the day and year first above written.

                                                   LANDLORD:  STRATEGIC RETAIL TRUST (Formerly Kenwood
                                                   Mall Trust)

                                                   By: Phillip E. Stephens
                                                       --------------------------------------
                                                            Phillip E. Stephens, Trustee

Witness:      [SIG]
         --------------------------------
         Print Name:   [SIG]
                     --------------------

Witness:  Kimberly R. Poe
         --------------------------------
         Print Name:  Kimberly R. Poe
                     --------------------

                                                   TENANT: KENWOOD RESTAURANT, INC. trading as Hotel
                                                    Mexico

                                                   By: Stephen D. King
                                                       --------------------------------------
witness:  Gregory E. Land                              Title:  President
         --------------------------------                     -------------------------------
         Print Name: Gregory E. Land
                     --------------------          Attest: Stephen D. King
                                                           ----------------------------------
Witness:   Laurie J. Hayden                                Title: Secretary
         --------------------------------                         ---------------------------
         Print Name: Laurie J. Hayden                              [CORPORATE SEAL]
                     --------------------

                                ACKNOWLEDGMENTS

FOR LANDLORD:

STATE OF GEORGIA )
                    S.S.
COUNTY OF FULTON )

        On the 11th day of November, 1994, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared Phillip E. Stephens, to me personally known, who by me duly sworn did say that he is the Trustee of Strategic Retail Trust (Formerly Kenwood Mall Trust); and that the foregoing instrument was signed by him in his capacity as Trustee; and that he acknowledged execution of said instrument to be his voluntary act and deed.

(Notarial Seal)              [SIG]
               --------------------------------------
                                      Notary Public

                   My Commission Expires:  Notary Public, Fulton County, Georgia
                                           My Commission Expires August 22, 1998

FOR TENANT (corporate):

STATE OF OHIO       )
                       S.S.
COUNTY OF HAMILTON  )

        On the 7th day of November, 1994, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared Steven D. King to me personally known, who by me duly sworn did say that (s)he is the President of Kenwood Restaurant, Inc., an Ohio corporation, and that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors and that (s)he acknowledged execution of said instrument to be the voluntary act and deed of said company.

(Notarial Seal)  Laurie J. Hayden
                -----------------------------
                                Notary Public

                   My Commission Expires: LAURIE J. HAYDEN
                                          Notary Public, State of Ohio
                                          My Commission Expires July 31, 1999

                             LEASE AGREEMENT INDEX

ARTICLE OR SECTION TITLE                                                                                                        PAGE

ARTICLE I       TERM
      1.01      Confirmation of the Term ......................................................................................  1
      1.02      Expiration; Holding Over ......................................................................................  1

ARTICLE II      PERCENTAGE RENT
      2.01      Lease Year and Payment ........................................................................................  1
      2.02      Gross Sales Defined ...........................................................................................  2
      2.03      Percentage Rent Statements ....................................................................................  2
      2.04      Failure of Tenant to Operate ..................................................................................  2

ARTICLE III     TAXES AND INSURANCE
       3.01     Taxes Defined .................................................................................................  2
       3.02     Payment as Additional Rent ....................................................................................  3
       3.03     Excluded Areas, Leasable Floor Area Defined ...................................................................  3
       3.04     Tax Year Defined ..............................................................................................  3
       3.05     Proportionate Insurance .......................................................................................  3

ARTICLE IV      COMMON AREAS
      4.01      Definition; Control ...........................................................................................  4
      4.02      Operating Costs Defined .......................................................................................  4
      4.03      Payment of Tenant's Shares of Operating Costs .................................................................  5

ARTICLE V       ADDITIONAL RENT-GENERAL PROVISIONS
      5.01      Additional Rent Defined .......................................................................................  5
      5.02      Late Charges; Bad Checks ......................................................................................  5

ARTICLE VI      ACCOUNTING
      6.01      Tenant's Records ..............................................................................................  6
      6.02      Audit .........................................................................................................  6

ARTICLE VII     INSURANCE
      7.01      Tenant's Insurance ............................................................................................  6
      7.02      Notice to Landlord ............................................................................................  7

ARTICLE VIII    UTILITIES
      8.01      Utility Service, Consumption and Charges ......................................................................  7

ARTICLE IX      MARKETING SERVICES
      9.01      Marketing Service Charge ......................................................................................  7
      9.02      Merchants' Association ........................................................................................  8
      9.03      Initial Marketing Charge ......................................................................................  8

ARTICLE X       CONDITION AND REMODELING
      10.01     Condition of Premises .........................................................................................  8
      10.02     Remodeling of the Premises ....................................................................................  8
      10.03     Trade Fixtures ................................................................................................ 10
      10.04     Signs, Awnings and Canopies ................................................................................... 10
      10.05     Alterations and Mandatory Refurbishment ....................................................................... 11
      10.06     Changes and Additions to the Center ........................................................................... 11

ARTICLE XI      CONDUCT OF BUSINESS
      11.01     Use of Premises ............................................................................................... 12
      11.02     Storage on Premises ........................................................................................... 12
      11.03     General Condition of Use ...................................................................................... 12
      11.04     Rules and Regulations ......................................................................................... 13
      11.05     Competition ................................................................................................... 14
      11.06     Parking Facilities ............................................................................................ 14

ARTICLE XII     MAINTENANCE AND REPAIR; SURRENDER OF PREMISES
      12.01     Repairs and Maintenance by Tenant ............................................................................. 14
      12.02     Structural Repairs ............................................................................................ 14
      12.03     Surrender of Premises ......................................................................................... 15

ARTICLE XIII    INDEMNIFICATION; SURROGATION
      13.01     Indemnification and Waiver of Claim ........................................................................... 15
      13.02     Subrogation ................................................................................................... 15

ARTICLE XIV     DESTRUCTION OF PREMISES
      14.01     Total or Partial Destruction .................................................................................. 16
      14.02     Partial Destruction of Shopping Center ........................................................................ 16






                                                                (i)

ARTICLE XV      EMINENT DOMAIN
      15.01     Total Condemnation of Premises ......................................................   16
      15.02     Partial Condemnation of Premises ....................................................   17
      15.03     Condemnation of Shopping Center .....................................................   17
      15.04     Condemnation Awards .................................................................   17

ARTICLE XVI     ESTOPPEL CERTIFICATES; SUBORDINATION AND ATTORNMENT
      16.01     Execution of Estoppel Certificates ..................................................   17
      16.02     Subordination and Attornment ........................................................   17

ARTICLE XVII    ASSIGNMENT AND SUBLETTING
      17.01     Transfers Requiring Landlord Consent ................................................   18
      17.02     Grant of Concessions ................................................................   18

ARTICLE XVIII   PAYMENTS AND NOTICES
      18.01     Delivery of Payments and Notices; Notice Requirements ...............................   19

ARTICLE XIX     EVENTS OF DEFAULT; LANDLORD'S REMEDIES
      19.01     Events of Default ...................................................................   19
      19.02     Termination .........................................................................   19
      19.03     Right of Possession .................................................................   19
      19.04     Additional Remedies of Landlord .....................................................   19
      19.05     Waivers by Tenant ...................................................................   20

ARTICLE XX      SECURITY DEPOSIT
      20.01     Security Deposit ....................................................................   20

ARTICLE XXI     MISCELLANEOUS PROVISIONS
      21.01     Access by Landlord ..................................................................   21
      21.02     Excuse of Performance ...............................................................   21
      21.03     Successors ..........................................................................   21
      21.04     Quiet Enjoyment .....................................................................   21
      21.05     Waiver ..............................................................................   21
      21.06     Custom and Usage ....................................................................   22
      21.07     Accord and Satisfaction .............................................................   22
      21.08     Performance of Tenant's Covenants ...................................................   22
      21.09     Entire Agreement ....................................................................   22
      21.10     Relationship of Parties .............................................................   22
      21.11     Captions ............................................................................   22
      21.12     Tenant Defined; Use of Pronoun ......................................................   22
      21.13     Negation of Personal Liability ......................................................   23
      21.14     Liability of Landlord's Management Agent ............................................   22
      21.15     Governmental Limitation on Rents and Other Charges ..................................   23
      21.16     Partial Invalidity; Separate Covenants ..............................................   23
      21.17     Recording ...........................................................................   23
      21.18     Brokerage Commission ................................................................   23
      21.19     Construction ........................................................................   23
      21.20     Hazardous Material ..................................................................   24
      21.21     Tenant-Requested Documentation ......................................................   24
      21.22     Warranties of Tenant ................................................................   24
      21.23     Submission of Lease to Tenant .......................................................   24


EXHIBITS: As listed on the Indenture of Lease





                                     (ii)

                               LEASE AGREEMENT


                                  ARTICLE I
                                     TERM


SECTION 1.01    CONFIRMATION OF THE TERM.

        (a) Within a reasonable time after the Commencement Date of the Lease, the Tenant shall execute and deliver to Landlord a Commencement Certification, in the form attached hereto as Exhibit 1.01. Upon execution by Landlord, a copy of the Commencement Certification shall be sent to Tenant for its records.

        (b) The period commencing on the date hereof and terminating on the date immediately prior to the Commencement Date is herein referred to as the "Pre-Commencement Period". For the purposes of this Lease, the word "Term" shall be deemed to mean the Pre-Commencement Period and the Original Term of this Lease and all extensions or renewals thereof. During the Pre-Commencement Period, all of the terms, covenants and conditions hereof shall be in full force and effect, but Tenant's rental payment obligations hereunder shall be abated until the Commencement Date.

SECTION 1.02.   EXPIRATION; HOLDING OVER.

        (a) This Lease and the tenancy hereby created shall create and terminate at the end of the Term without the necessity of any notice from either Landlord or Tenant to terminate the same. Tenant hereby waives notice to vacate the Premises and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of Premises from a tenant holding over to the same extent as if statutory notice had been given.


        (b) Should Tenant hold over in possession of the Premises after the expiration of the Term without the execution of a new lease agreement of extension or renewal agreement, Tenant, at the option of Landlord, shall be deemed to be occupying the Premises from month to month, subject to such occupancy being terminated by either party upon at least thirty (30) days written notice, at one hundred fifty percent (150%) of the rental, including, but not limited to, Fixed Minimum Rent, Percentage Rent, Tax Rent, Tenant's proportionate share of Operating Costs, the HVAC Charge, Marketing Service Charge, and additional charges provided for herein, all calculated, from time to time, as though the Term had continued and otherwise subject to all of the other terms, covenants and conditions of the Lease insofar as the same may be applicable to a month to month tenancy.

                                  ARTICLE II
                               PERCENTAGE RENT


SECTION 2.01.  LEASE YEAR AND PAYMENT.

        (a) Percentage Rent shall be payable without prior demand and without any recoupment, setoff or deduction whatsoever at the times set forth hereinafter at the place then fixed for the payment of Fixed Minimum Rent.


        (b) Not later than thirty (30) days after the expiration of the first "Lease Year" (hereinafter defined) of the Term, and thereafter not later than thirty (30) days after the expiration of each subsequent Lease Year in the Term, Tenant shall pay to Landlord the Percentage Rent due for the Lease Year in question.


        (c) Whenever used in this Lease the words "Lease Year" shall mean the twelve (12) full calendar months of the Term commencing with January 1st immediately following the Commencement Date and ending December 31st of such calendar year, and each succeeding twelve (12) month period; provided, however, that the first Lease Year shall commence on the Commencement Date and terminate on the immediately following thirty-first (31st) day of December and the last Lease Year shall terminate on the last day of the Term. In the event that the first or last Lease Year shall consist of other than twelve (12) full calendar months, the Percentage Rent Gross Sales Base for such Lease Year shall be multiplied by a fraction, the numerator of which shall be the number of days contained in such Lease Year and the denominator of which shall be three hundred sixty-five (365). In the event the amount of the Percentage Rent Gross Sales Base set forth herein is subject to adjustments during the Term, and the date on which any such adjustment is to occur (hereinafter referred to as the "Rental Adjustment Date") is other than the first day of a Lease Year, the Percentage Rent Gross Sales Base for the Lease Year in which the Rental Adjustment Date shall fall shall be the sum of: (1) the lesser Percentage Rent Gross Sales Base set forth in the Indenture of Lease multiplied by a fraction, the numerator of which shall be the number of days in the period commencing on the first day of the Lease Year in which the Rental Adjustment Date shall fall and ending on the day immediately prior to the Rental Adjustment Date and the denominator of which shall be three hundred sixty-five (365); and (2) the greater Percentage Rent Gross Sales Base set forth in the Indenture of Lease multiplied by a fraction, the numerator of which shall be the number of days in the period commencing on the Rental Adjustment Date and ending on the last day of the Lease Year in which the Rental Adjustment Date shall fall and the denominator of which shall be three hundred sixty-five (365).


        (d) If pursuant to any other section of this Lease, Tenant should be entitled to an abatement, apportionment or suspension of the Fixed Minimum Rent payable hereunder, Tenant shall continue to pay to Landlord the Percentage Rent during the period in which the Fixed Minimum Rent shall have been abated, apportioned, suspended; and during any and all Lease Years in which there shall be one or more such periods, the Percentage Rent Gross Sales Base shall be reduced in the same proportion as the Fixed Minimum Rent shall have abated, apportioned or suspended. If during any Lease Year the Premises shall not be open for business on one or more days on which Tenant is obligated to conduct business pursuant to this Lease and for which days Tenant shall not be entitled to an abatement, apportionment or suspension of the Fixed Minimum Rent, the Percentage Rent Gross Sale Base shall be deemed to be reduced to zero for such days. In the event that any reduction of the Percentage Rent Gross Sales Base is applicable to one or more days during a Lease Year, the Percentage Rent Gross Sales Base to be used in calculating the Percentage Rent for such Lease Year shall be determined by averaging on a daily basis the Percentage Rent Gross Sales Base applicable during such Lease Year.


SECTION 2.02  Gross Sales Defined.

     (a) The words "Gross Sales" as used herein shall mean the gross amount of all revenue generated by sales, rental, performance of services, or otherwise by Tenant and/or by any subtenant, licensee or concessionaire made or originating in, at or from the Premises (including, but not limited to, catalogue sales made at or from the Premises), whether for cash, credit or other consideration (with such other consideration being determined at fair market value) and financing charges on all Gross Sales (without reserve or deduction for inability or failure to collect). Gross Sales also shall include all deposits not refunded to purchasers. Each sale upon installment or credit shall be treated as a sale for the full price in the month during which such sale shall be made, irrespective of the time when Tenant shall receive payment therefor.

     (b) The following shall be excluded from Gross Sales, or if originally included therein, deducted from Gross Sales, provided separate records are supplied supporting such deductions or exclusions: (1) any exchange of merchandise between stores of Tenant where such exchange is made solely for the convenient operation of Tenant's business and not for the purpose of consummating a sale made in, at or from the Premises; (2) returns to shippers or manufacturers; (3) cash or credit refunds to customers on transactions otherwise included in Gross Sales; (4) sales of fixtures, machinery and equipment after use thereof in the conduct of Tenant's business in the Premises (except where Tenant is in the business of selling such fixtures, machinery or equipment); (5) amounts collected and paid by Tenant for any sales tax imposed by any duly constituted governmental authority, provided such tax is both added to the selling price as a separate and distinct amount in addition to the regular price of Tenant's merchandise and paid to the taxing authority by Tenant (but not by any vendor of Tenant); (6) the amount of any discount on sales to employees; and
(7) receipts from the permitted pay telephone and vending machines referred to in Section 11.03(q). No value added tax, franchise tax, capital stock tax, income, gross receipts or similar tax based upon income, profits or gross receipts shall be deducted from Gross Sales.


SECTION 2.03. Percentage Rent Statements.

     (a) Not later than the fifteenth (15th) day after the end of each calender quarter during the Term, Tenant shall submit to Landlord an itemized and accurate written statement signed by Tenant, its duly authorized officer or duly authorized representative, reflecting the full amount of Gross Sales made during the preceding calender month. If the Commencement Date hereof shall not be the first day of a calender quarter the period between the Commencement Date and the first day of the first full calender quarter in the Term and Tenant's Gross Sales during such period shall be added to the first calendar quarter for both the purpose of the computation of Percentage Rent and the purpose of reporting of Gross Sales. Quarterly statements shall be submitted at the end of March, June, September, and December.

     (b) Not later than the date set forth in Section 2.01(b) hereof, Tenant shall submit to Landlord a complete written statement of Tenant's Gross Sales for the preceding Lease Year in such reasonable detail as requested by Landlord, accompanied by a statement signed and certified by Tenant, or its duly authorized officer or representative stating that the Gross Sales reported by Tenant are in accord with the amount thereof set forth on Tenant's regularly maintained books and records. Simultaneously with the delivery of the statement referred to in the preceding sentence, Tenant shall pay to Landlord the Percentage Rent due and payable for such Lease Year, if any.

     (c) The acceptance by Landlord of payments of Percentage Rent or reports thereof shall be without prejudice, and shall in no event constitute a waiver of Landlord's rights to claim a deficiency of such Percentage Rent or to audit Tenant's books and records as set forth in Section 6.01 hereof.

     (d) If Tenant shall fail to deliver the statement required by Section 2.03(b) within the period set forth therein and such failure shall continue for ten (10) days after the date of written notice of such failure from Landlord, Landlord shall have the right thereafter to employ as accountant to make such examination of Tenant's books and records as may be necessary to certify the amount of Tenant's Gross Sales for said Lease Year. The certification so made shall be binding upon Tenant and Tenant shall promptly pay to Landlord the cost of the examination, together with the full balance of Percentage Rent due and payable for said Lease Year, if any. In the event such certification reveals a refund due to Tenant, the cost of such examination shall reduce such refund and, if not fully paid by such reduction, shall be promptly paid by Tenant to Landlord.


SECTION 2.04. Failure of Tenant to Operate.

     It is expressly understood and agreed that Percentage Rent expected from Tenant will not be effectively generated unless the Tenant continuously operates its business during all hours required by this Lease. In the event Tenant fails to do so, Tenant shall pay to Landlord, as liquidated damages and not as a penalty, an amount equal to $500.00 per day for each day or fraction of a day that Tenant is not open, in addition to all other amounts due and payable under this Lease. Notwithstanding the payment of such damages, as Tenant's failure to operate also causes damages to other tenants and to the public image of the Shopping Center, if such event reoccurs after written notice from Landlord, Landlord shall have the right to treat such event as an Event of Default hereunder.

                                  ARTICLE III
                              TAXES AND INSURANCE

SECTION 3.01. Taxes Defined.

     For the purposes of this Section, the word "Taxes" shall include: all taxes attributable to improvements now or hereafter made to the Shopping Center or any part thereof; or to the present or future installation in the Shopping Center or any part thereof of fixtures, machinery or equipment; all real estate taxes, assessments, water and sewer and other governmental impositions and charges of every kind and nature whatsoever, nonrecurring as well as recurring, special or extraordinary as well as ordinary, foreseen, and unforeseen, and each and every installment thereof, which shall or may during the term of this Lease be levied, assessed or imposed, or become due and payable or become liens upon, or arise in  connection with the use, occupancy or possession of, or any interest in, the Shopping Center or any part thereof, or any land, buildings or other improvements there, less amounts paid, if any, as taxes to Landlord or the taxing authority by the occupants of any "Excluded Areas" (as hereinafter defined in Section 3.03). The word "Taxes" shall not include any charge, such as water meter charge and sewer rent based thereon, which is measured by the consumption by the actual user of the item or service for which the charge is made. If at any time during the term of this Lease, under the laws of any one or more jurisdictions in which the Shopping Center is located, a tax, imposition, charge, assessment, levy, excise or license fee is levied on, imposed against or measured, computed or determined, in whole or in part, by:
(1) rents payable hereunder (Fixed Minimum, Percentage, Tax and/or additional); or (2) the value of any lien placed against the Shopping Center or against the real property comprising the Shopping Center or any obligations secured thereby; or if any other tax (except income tax), imposition, charge, assessment, levy, excise or license fee, however described or denoted, shall be levied or imposed by any such jurisdiction, to the extent that the cost of any of the foregoing shall be imposed, either directly or indirectly, on Landlord, such tax, imposition, charge, assessment, levy, excise or license fee, shall be deemed to be included as "Taxes" for the purposes of this Section 3.01. In the event the Landlord shall retain any consultant to negotiate the amount of taxes, tax rate, assessed value and/or other factors influencing the amount of Taxes, and/or shall institute any administrative and/or legal proceedings challenging the tax rate, assessed value or other factors influencing the amount of taxes, whether or not such action results in a reduction in the amount of taxes, Taxes shall include all such reasonable fees, reasonable attorneys' and appraisers' fees and all disbursements, court costs and other similar items paid or incurred by Landlord during the applicable Tax Year with respect to such proceedings.
Tenant shall not institute any proceedings with respect to the assessed valuation of the Shopping Center or any part thereof for the purpose of seeking or securing a tax reduction.

SECTION 3.02. Payment as Additional Rent.

        For each "Tax Year" (as hereinafter defined) during the Original Term of this Lease, Tenant shall pay to Landlord as additional rent (hereinafter called "Tax Rent"), the amount obtained by multiplying the total of all Taxes payable during such Tax Year by a fraction, the numerator of which shall be the square feet of floor area of the Premises and the denominator of which shall be the total amount of square feet of "Leasable Floor Area" (as defined and computed pursuant to Section 3.03 hereof) in the Shopping Center in effect at the time of such proration. Tenant shall pay monthly, in advance, as additional rent, together with each monthly installment of Fixed Minimum Rent, without demand or setoff, Tax Rent in an amount equal to one-twelfth (1/12th) of the annual amount payable as Tax Rent, as set forth in the paragraph of the Indenture of Lease entitled "Taxes", for each square foot of floor area contained within the Premises. Such amount may be adjusted by Landlord at any time during the Term to an amount equal to one-twelfth (1/12th) of the Tax Rent payable by Tenant for the preceding Tax Year. If Tenant's payment of Tax Rent for any Tax Year exceeds the actual amount payable by Tenant as Tax Rent for such Tax Year (for whatever reason, including receipt by Landlord of any refund of amounts paid, which amount shall be reduced by Landlord's costs in obtaining such refund), Landlord shall refund such excess to Tenant within thirty (30) days, provided Tenant has fully performed all of its obligations under this Lease, is not indebted to Landlord and, if such Tax Year is the last Tax Year in the Term, further provided that Tenant has vacated the Premises in accordance with the provisions hereof. In the event Tenant is indebted to Landlord for any reason whatsoever, Landlord may deduct such amount owed from such overpayment. Tenant shall pay any balance of its Tax Rent for any Tax
Year within thirty (30) days' after receipt of notice from Landlord of the amount due. In the event of any dispute as to amounts owed, a copy of the invoice, bill, assessment, levy or notice of imposition from the applicable taxing authority shall be conclusive evidence and binding on the parties.

SECTION 3.03. Excluded Areas, Leasable Floor Area Defined.

        As used in this Lease, the term "Excluded Areas" shall mean portions of the Shopping Center used as office space, storage areas and mezzanines, basement space, outdoor sales areas, corridors and hallways, mechanical, electrical and other utility service areas and equipment rooms, loading dock areas, out-parcels and any buildings thereon, and any portions of additions to the Shopping Center referred to in Section 10.06(b) which Landlord hereafter designates as an Excluded Area. Further, for the purpose of allocating liability for Operating Costs relating directly to the interior common areas, Excluded Areas shall include the floor area of any tenant in excess of 60,000 square feet, and any tenant in excess of 20,000 square feet not having an entrance on the enclosed mall. For purposes of this Lease, the words "Leasable Floor Area" shall mean the square feet of floor area in enclosed buildings which are erected on portions of the Shopping Center, other than Excluded Areas. In the event of any dispute as to the floor area or Leasable Floor Area in the Shopping Center or any portion thereof (other than the Premises which shall be determined by the provisions of the Indenture of Lease), the determination of Landlord shall be binding upon the parties.

SECTION 3.04. Tax Year Defined.

        For the purpose of this Lease, the words "Tax Year" shall mean the twelve (12) full calendar months of the term commencing with the January 1st immediately following the Commencement Date and ending December 31st of such calendar year, and each succeeding twelve (12) month period thereafter commencing in the Term; provided, however, the first Tax Year shall commence on the Commencement Date and terminate on the immediately succeeding December 31st. If the Original Term hereof commences or terminates (other than by reason of Tenant's default) on a day other than the first or last day, respectively, of a Tax Year, Tenant's Tax Rent for such Tax Year shall be equitably prorated.

SECTION 3.05. Proportionate Insurance.

        For each "Accounting Period" (as hereinafter defined in Section 4.03[f]) or portion thereof during the Term hereof, Tenant shall pay to Landlord, as additional rent, as Tenant's share of the cost of Landlord's policy or policies of fire insurance with extended coverage insuring the Shopping Center, other than such cost relating to the Common Areas (as hereinafter defined in Section 4.01) a sum equal to the number of square feet of floor area of the Premises multiplied by the charge per square foot set forth in the paragraph of the Indenture of Lease captioned "Proportionate Insurance" (such charge being referred to hereinafter as the "Insurance Charge"). The Insurance Charge shall be paid to Landlord on the first day of each calendar month in the Term, in advance without demand, recoupment or setoff, in equal monthly installments. If the Term commences or terminates (other than by reason of Tenant's default) on a date other than the first or last day, respectively, of an Accounting Period, Tenant's Insurance Charge shall be equitably prorated for such period. Landlord may adjust the Insurance Charge amount at any time during an Accounting Period to reflect Landlord's actual cost of such insurance per square foot of Leasable Floor Area and, upon receipt of such notice, Tenant shall commence payment of such increased sum and shall continue to pay the same until a subsequent adjustment is made hereunder. Although Tenant shall pay the Insurance Charge, as aforesaid, in addition to, and not as a component of, its share of Operating Costs (as hereinafter defined in Section 4.02), for the purpose of Article XIX and Sections 1.02(b) and 17.01 of this Lease, the words "Operating Costs" shall be deemed to include such Insurance Charge.

                                   ARTICLE IV
                                  COMMON AREAS

SECTION 4.01. Definition; Control.

     All areas, space, facilities, equipment and signs, to the extent made available from time to time by Landlord for the common and joint use and benefit of Landlord, Tenant and other tenants and occupants of the Shopping Center, and their respective employees, agents, subtenants, concessionaires, licensees, customers and other invitees, are collectively referred to herein as the "Common Areas". If and to the extent made available by Landlord, Common Areas shall include, but not be limited to, the sidewalks, parking areas, access roads and drives, driveways, entranceways, parking decks, bridges, landscaped areas, truck service ways, tunnels, loading docks, open and enclosed pedestrian walkways, corridors and malls, courts, stairs, ramps, elevators, escalators, comfort and first aid stations, public washrooms, community hall or auditorium, parcel pick-up stations, utility lines and utility rooms. All Common Areas in or about the Shopping Center shall be subject to the exclusive control of Landlord. Landlord shall operate, manage, equip, police, light, surface, repair and maintain the Common Areas all in such manner as Landlord, in its sole discretion, may determine from time to time (including, without limitation, the right to keep any enclosed mall open only during the hours designated by Landlord) and Landlord shall have the sole right and exclusive authority to employ and discharge all personnel with respect thereto. Landlord hereby expressly reserves the right from time to time to construct, maintain and operate lighting and other facilities, equipment and signs on all of the Common Areas; to police and maintain security for the Common Areas; to use and allow others to use the Common Areas for any purpose; to change the size, area, level, location and arrangement of the Common Areas; to build multi-story and/or subterranean parking facilities; to regulate parking by tenants and other occupants of the Shopping Center and their respective employees, agents, subtenants, concessionaires and licensees; to enforce parking charges (by operation of meters or otherwise) with appropriate provisions for parking ticket validation for tenants; to close temporarily all or any portion of the Common Areas for the purpose of making repairs, changes or alterations thereto or performing necessary maintenance in connection with any emergency, in connection with closings resulting from adverse weather conditions or for any other purpose whatsoever, whether such purpose is similar or dissimilar to the foregoing; to discourage non-customer parking; to establish, modify and enforce reasonable rules and regulations with respect to the Common Areas and the use to be made thereof. For the Term, Tenant is hereby given the non-exclusive license in common with all others to whom Landlord has or may hereafter grant rights to use the Common Areas as they may from time to time exist; provided, however, that if such license shall at any time be revoked, in whole or in part, or the size, area, level, location or arrangement of such Common Areas or if the type of facilities shall at any time forming a part thereof be changed, altered, rearranged or diminished, Landlord shall not be subject to any liability therefor, nor shall Tenant be entitled to any compensation or diminution or abatement of rent therefor, nor shall such alteration, rearrangement, revocation, change or diminution of such Common Areas be deemed a constructive or actual eviction or otherwise be grounds for terminating or modifying this Lease. In order to establish that the Shopping Center or any portion thereof is and will continue to remain private property and to prevent a dedication thereof or the accrual of any rights to any person or to the public therein, Landlord hereby reserves the unrestricted right, in Landlord's sole discretion, to close all or any portion of the Common Areas to such extent as, in the opinion of the Landlord's counsel, may be legally sufficient to prevent such dedication thereof or accrual of any rights to any person or the public therein; provided, however, Landlord reserves the right at any time and from time to time to dedicate to public use part or all of the ring roads, access roads, drives and utility lines, together with all easements required to effectuate such dedications, as it may see fit.

SECTION 4.02. Operating Costs Defined.

        Subject to reimbursement as set forth in Section 4.03, Landlord will at its expense operate and maintain, or cause to be operated and maintained, the Common Areas. For the purposes of this Lease, "Operating Costs" shall be those costs of operating, repairing, maintaining, upgrading, improving, and replacing the Common Areas in a manner deemed by Landlord to be reasonable and appropriate including, but not limited to, all costs and expenses, whether expended or incurred, of operating, repairing, replacing, lighting, cleaning, painting and maintaining (including, but not limited to preventive maintenance) such Common Areas and the Shopping Center and insuring the same with such policies and companies and in such limits as selected by Landlord (including, but not limited to, fire insurance with extended coverage, liability insurance covering personal injury, deaths and property damage with a personal injury endorsement covering false arrest, detention or imprisonment, malicious prosecution, libel and slander, and wrongful entry or eviction, worker's compensation insurance, plate glass insurance, contractual liability insurance and fidelity bonds, plus the amount of any deductible paid by Landlord, but excluding the insurance referred to in Section 3.05 hereof); removing snow, ice, rubbish and debris; inspecting, policing, providing security and regulating traffic; rental of sweepers, trucks and other equipment;
depreciation (over a period not exceeding sixty [60] months) of machinery and equipment and other non-real estate assets used in the operation and maintenance of the Shopping Center; repairing and/or replacing of paving, parking areas, roofs, curbs, walkways, entranceways, landscaping, drainage, on-site water lines, sanitary sewer lines, storm water lines, heating, ventilating and air-conditioning systems, floors, floor coverings, canopies, skylights, lighting fixtures, lamps, decorative coverings, fountains, escalators, electrical lines and other equipment serving the property on which the Shopping Center or any part thereof is constructed; heating, ventilating and air-conditioning enclosed Common Areas at the same rate Landlord charges to tenants; uniforms and replacement of uniforms; the rental of music programs, services and loudspeaker systems including the furnishing of electricity therefor; all costs incurred by Landlord in compliance with any environmental or other similar laws, rules, regulations, guidelines or orders, including the cost of removing hazardous materials from the Shopping Center; the cost of obtaining and operating public transportation or shuttle bus systems used in connection with bringing customers to the Shopping Center; the gross compensation and fringe benefits of the mall manager, the mall office personnel and all other on-site personnel required to supervise and accomplish the foregoing; and an administrative charge equal to fifteen percent (15%) of the total of all Operating Costs (exclusive of such administrative charge). Operating Costs shall not include depreciation other than as specifically referred to herein. In the event of any dispute as to whether an item represents an expense or a capital item, Landlord's accounting practices shall be determinative and binding on the parties and Landlord reserves the right to amortize, without interest, any item or group of related items of substantial expense over a period not to exceed sixty (60) months if Landlord deems such amortization to be in the best interests of the Shopping Center or its tenants. In the event of such amortization, Tenant shall be responsible for its share of same notwithstanding that the actual cost to which it relates may have been incurred prior to the commencement of the Term.

SECTION 4.03. Payment of Tenant's Share of Operating Costs.

        (a) For each "Accounting Period" (as defined in Section 4.03(f) during the Term, Tenant shall pay to Landlord, as additional rent, Tenant's share of the Operating Costs in an amount equal to the product obtained by multiplying
(1) the total Operating Costs for such Accounting Period, less all contributions thereto actually made by occupants of any Excluded Areas, by (2) a fraction, the numerator of which shall be the square feet of floor area of the Premises, and the denominator of which shall be the total amount of square feet of Leasable Floor Area in the Shopping Center in effect on the last day of such Accounting Period.

        (b) On the first day of each calendar month during that portion of the Term falling within the first Accounting Period during the Term hereof, Tenant shall pay to Landlord, in advance, without demand and without any setoff, offset, deduction or recoupment, as an estimated payment on account of Tenant's share of the Operating Costs, an amount equal to one-twelfth (1/12th) of the sum obtained by multiplying the number of square feet of floor area of the Premises by the minimum annual charge per square foot set forth in the paragraph of the Indenture of Lease captioned "Costs of Maintenance and Operation". If the Commencement Date hereof shall not be the first day of a calendar month, Tenant's payment of its proportionate share of Operating Costs for the fractional month between the Commencement Date and the first day of the first full calendar month in the Term shall be prorated on a per diem basis (calculated on a thirty [30] day month) and shall be paid together with the first payment of Fixed Minimum Rent.

        (c) After the first Accounting Period, Tenant shall continue to pay such estimated amount of Tenant's proportionate share of Operating Costs on the first day of each month in advance without demand and without any setoff, offset, recoupment or deduction, but the aforesaid estimated amount of Tenant's share of Operating Costs may be adjusted and revised by Landlord after the end of each Accounting Period during the Term on the basis of either, in Landlord's sole discretion, the actual Operating Costs for the immediately preceding Accounting Period, or the budgeted Operating Costs for the current Accounting Period. Upon receipt by Tenant of a statement from Landlord setting forth such revised estimated Operating Costs, Tenant shall pay to Landlord such revised estimated share in equal monthly installments, each such installment to be a sum equal to one-twelfth (1/12th) of such revised estimated share of Operating Costs, in advance on the first day of each calendar month thereafter until the next succeeding revision in such estimate.

        (d) Following the end of each Accounting Period, Landlord shall furnish to Tenant a written statement in reasonable detail covering the most recently expired Accounting Period showing the total Operating Costs for such Accounting Period, the amount of Tenant's share thereof and payments made by Tenant with respect thereto. All subsequent monthly payments on account of Tenant's share of Operating Costs made by Tenant during such Accounting Period after receipt of such statement shall be applied by Landlord as payment on account of Tenant's obligation for its share of Operating Costs for the next ensuing Accounting Period and shall not reduce Tenant's obligation to pay the balance due Landlord pursuant to such statement. In making the computation as aforesaid, Landlord's statement shall be presumptive evidence of Operating Costs. See Rider.

        (e) If Tenant's share of Operating Costs exceeds Tenant's payments with respect to any Accounting Period, Tenant shall pay the deficiency to Landlord within thirty (30) days after the date of the furnishing of the statement by Landlord; if Tenant's payments exceed Tenant's share of the Operating Costs and Tenant is not in default hereunder or otherwise indebted to Landlord, Landlord shall apply such excess to future payments due to Landlord from Tenant for Operating Costs or other rent items and shall give notice to Tenant of such application; provided, if such overpayment is for the last Accounting Period, Landlord shall refund to Tenant the amount of such overpayment at such time and only in the event Tenant has fully performed all of its obligations under this Lease, is not indebted to Landlord and has vacated in accordance with the provisions of this Lease. In the event Tenant is indebted to Landlord for any reason whatsoever, Landlord may deduct such amount owed from such overpayment.

        (f) For the purpose of this Lease, the words, "Accounting Period" mean the period consisting of twelve (12) consecutive calendar months, commencing on a date determined by Landlord from time to time and each succeeding twelve (12) calendar month period during the Term. If the Term commences or terminates (other than by reason of an Event of Default by Tenant) during an Accounting Period, Tenant's obligation for Tenant's proportionate share of Operating Costs for such Accounting Period shall be equitably prorated.

                                   ARTICLE V
                      ADDITIONAL RENT - GENERAL PROVISIONS

SECTION 5.01. Additional Rent Defined.

        All sums of money or charges required to be paid by Tenant under this Lease, but not limited to Tax Rent, Percentage Rent, Fixed Minimum Rent, Proportionate Insurance, HVAC Charge, Operating Costs, Marketing Service Charge, and charges for utilities, whether or not the same are designated "additional rent", shall be additional rent and shall for all purposes hereunder be deemed to be, and shall be paid by Tenant as, rent without recoupment, deduction or setoff.

SECTION 5.02. Late Charges, Bad Checks.

        If such amounts or rent or charges are not paid at the time provided in this Lease, they shall nevertheless, if not paid when due, be collectible as rent with the next installment of Fixed Minimum Rent thereafter falling due hereunder together with a late charge equal to two percent (2%) of the amount outstanding for each month or part of a month from the due date thereof to the date of payment; provided that Landlord shall not be obligated to accept any late payment and further provided that Landlord shall not be deemed to have waived such late charge by acceptance of any subsequent rent payment which fails to include such charge. In the event any check tendered by Tenant to Landlord is not honored on initial presentation, Tenant shall pay Landlord the greater of Twenty Five Dollars ($25.00) or the amount Landlord's bank charges Landlord for processing such returned check. All past due rent shall, in addition, bear interest at the rate of twelve percent (12%) per annum or, if less, the highest rate allowed by law.

                                   ARTICLE VI
                                   ACCOUNTING

SECTION 6.01. Tenant's Records.

        Tenant covenants and agrees that the business records of Tenant and of any subtenant, licensee or concessionaire upon the Premises shall be maintained in accordance with generally accepted accounting practices. Furthermore, Tenant shall keep at all times during the Term, at the Premises or at the central offices of Tenant, full, complete and accurate books of account and records in accordance with generally accepted accounting practices with respect to all operations of the business to be conducted in or from the Premises including, without limitation, the recording of Gross Sales and the receipt of all merchandise into and the shipment of all merchandise from the Premises during the Term. Tenant shall retain such books and records, copies of all tax reports submitted to the appropriate taxing authorities, as well as copies of contracts, vouchers, checks, inventory records, dated cash register tapes and other documents and papers in any way relating to the operation of such business (all of which are hereinafter collectively referred to as "books and records") for at least three (3) years from the end of the Lease Year to which they are applicable, or, if an audit is commenced or if a controversy should arise between the parties hereto regarding the rent payable hereunder, until such audit or controversy is terminated even though such retention period may be after the expiration of the Term of, or earlier termination of, this Lease. Such books and records shall be open at all reasonable times during the aforesaid retention period, after prior written notice to Tenant, to the inspection of Landlord or its duly authorized representatives, who shall have full and free access to such books and records, the right to audit such books and records and the right to require of Tenant, its agents and employees, such information or explanation with respect to such books and records as may be necessary for a proper examination and/or audit thereof. If for any reason Tenant does not fully comply with the above obligations on the date designated by Landlord for an inspection and/or audit of Tenant's books and records, and Landlord agrees to reschedule such inspection and/or audit, Tenant shall reimburse Landlord, on demand, for Landlord's out of pocket expenses relating to such rescheduling, if any.

SECTION 6.02. Audit.

        If the examination and/or audit referred to in Section 6.01 discloses that Tenant has understated its Gross Sales by three percent (3%) or more for any Lease Year during the period being examined, Tenant shall pay to Landlord, upon demand, the cost of such examination and/or audit, in addition to the deficiency in Percentage Rent, which shall be payable in any event. In addition, Landlord may treat the existence of such liability as an Event of Default.

                                  ARTICLE VII
                                   INSURANCE

SECTION 7.01. Tenant's Insurance.

        (a) Tenant will keep in force with companies licensed to do business in the state where the Shopping Center is located, at Tenant's expense, at all times during the Term, and during such other times as Tenant occupies the Premises or any part thereof:

                (1) comprehensive general liability insurance with respect to the Premises, the sidewalks, if any, abutting and adjoining the Premises, and the business operated by Tenant and any subtenants, licensees and concessionaires of Tenant in or from the Premises, with minimum limits of One Million Dollars ($1,000,000.00) on account of bodily injuries to or death of one person, and Two Million Dollars ($2,000,000.00) on account of bodily injuries to or death of more than one person as the result of any one accident or disaster, and property damage insurance with minimum limits of One Hundred Thousand Dollars ($100,000.00). If the nature of Tenant's operation is such as to place any or all of its employees under the coverage of local worker's compensation or similar statutes, Tenant shall also keep in force, at its own expense, worker's compensation or similar insurance affording statutory coverage and containing statutory limits. Such liability insurance shall, in addition, extend to any liability of Tenant arising out of the indemnities provided in this Lease; and

                (2) Fire insurance, with standard broad form extended coverage endorsement covering: (i) all of Tenant's stock in trade, trade fixtures, furniture, furnishings, and such equipment as is not affixed to the Premises: and (ii) Tenant's interest in all of the improvements and betterments installed in the Premises by or for Tenant; in each case to the extent of at least eighty percent (80%) of their collective insurable value, without co-insurance.

        (b) Upon request, Tenant will deposit with Landlord policies of insurance required by the provisions of this Section 7.01 or certificates thereof, together with satisfactory evidence of the payment of the required premium or premiums therefor. The insurance required hereby may be maintained by means of a policy or policies of blanket insurance so long as the provisions of this Section 7.01 are fully satisfied. The insurance company or companies providing the insurance for Tenant as required by this Section 7.01 shall be subject to the reasonable approval of Landlord.

        (e) If for any reason whatsoever Tenant fails to provide and keep in force any or all of the insurance policies set forth in Section 7.01 hereof, then in such event Tenant shall indemnify and hold Landlord harmless against any loss which would have been covered by such insurance. Such failure shall constitute an Event of Default.

SECTION 7.02. Notice to Landlord.

        All policies of insurance required to be carried by Tenant shall provide that the policy shall not be subject to cancellation, termination or change except after not less than twenty (20) days' prior written notice to Landlord, and the policy referred to in Section 7.01(a)(1) shall name Landlord and Landlord's management agent (and any other person or entity as may be requested by Landlord in writing) as named insureds as their respective interests may appear, and shall be primary, non-contributory, and not in excess of any other coverage maintained by Landlord or any other party. In addition, such policies of insurance shall contain a provision substantially as follows:
"It is understood and agreed that the insurance afforded by this policy or policies for more than one named insured shall not operate to increase the limits of the companies' liability, but otherwise shall not operate to link or void the coverage of any one named insured as respects claims against the same named insured by any other named insured or the employees of such other named insured."

                                  ARTICLE VIII
                       UTILITIES; CONSUMPTION AND CHARGES

SECTION 8.01. Utility Service; Consumption and Charges.

        (a) Tenant shall make all appropriate applications to the local utility companies at such times as shall be necessary to ensure that utilities are available at the Premises no later than the Commencement Date, and shall pay all required deposits, connection fees and/or charges for meters within the applicable time period set by the local utility company.

        (b) Tenant shall be solely responsible for and promptly pay all charges for heat, water, electricity, sewer rents or charges, and any other utility used or consumed in the Premises or in providing heating and air-conditioning to the Premises, including in each instance, all sales and other taxes applicable to the sale or supply of such utilities, said responsibility commencing on the earlier of the Commencement Date or the date Tenant first enters the Premises for any reason. Should Landlord elect or be required to supply or make available any utility used or consumed at the Premises, Tenant agrees to purchase and pay for same, as additional rent, every month during the Term. During the Term, Tenant agrees to purchase from Landlord and pay for electricity to be used by Tenant at the Premises in accordance with Exhibit "C" attached hereto. During the Term, Tenant agrees to purchase from Landlord and pay for the heating and/or cooling medium supplied by Landlord to the Premises, to be used by Tenant for heating and air-conditioning the Premises, as additional rent, upon presentation of bills therefor, at the rate set forth in the paragraph in the Indenture of Lease captioned "HVAC Charge", subject to adjustment in accordance with Landlord's Charge Rate Adjustment Schedule attached hereto as Exhibit "D".

        (c) In the event that Tenant does not have a water meter installed in the Premises, Tenant will pay to Landlord, as additional rent, every month during the Term, the minimum charge for the size of the water line installed in the Premises in accordance with the rates established from time to time by the company or authority supplying water to the Premises. In the event that the local authority, municipality, utility or other body collects for the water and/or sewerage or sanitary service and/or consumption, as aforesaid, Tenant covenants and agrees to pay the water and sewer rent charge (both minimum and otherwise) and any other tax, rent, levy, connection fee or meter or other charge which now or hereafter is assessed, imposed or may become a lien upon the Premises, or the realty of which they are a part, pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, or the water or sewerage connection or system.

        (d) Tenant must install and operate heating and cooling equipment in accordance with Landlord's Design Criteria to maintain the Premises at such temperatures as will prevent the freezing or bursting of pipes and the draining of heated and chilled air from any enclosed sections of the Shopping Center.

        (e) Landlord may, after thirty (30) days notice to Tenant, cease to furnish any one or more of the utility services to the Premises, without any responsibility to Tenant, except to connect, at Tenant's sole cost and expense, Tenant's distribution facilities therefor with another source for the utility service so disconnected.

        (f) In no event shall Landlord be liable to Tenant in damages or otherwise for any interruption, curtailment or suspension of any of the foregoing utility services whether resulting from an Event of Default by Tenant under this Lease, repair or maintenance activity at the Premises or the Shopping Center, actions of any third party not controlled by Landlord, accident, action of public authority, strikes, acts of God or public enemy, or any other cause, whether similar or dissimilar to the aforesaid. See Rider

                                   ARTICLE IX
                               MARKETING SERVICES

SECTION 9.01. Marketing Service Charge.

        Landlord shall establish a marketing service (hereinafter referred to as the "Marketing Service") to furnish and maintain sales promotion and advertising efforts for the benefit of the Shopping Center. Tenant shall pay, as its share of the cost of the Marketing Service for each Year, the amount set forth in Article VIII of the Indenture (hereinafter referred to as the "Marketing Service Charge"). The Marketing Service Charge for any partial Lease Year shall be determined by multiplying Tenant's Marketing Service Charge by a fraction, the numerator of which shall be the number of days contained in such partial year and the denominator of which shall be three hundred sixty-five
(365). Tenant shall contribute to the Marketing Service, in advance, without demand, recoupment, deduction or offset, one-twelfth (1/12th) of the Marketing Service Charge (as adjusted at the time and in the manner provided below) on the first day of each calendar month throughout the Term. Tenant's Marketing Service Charge may be increased by Landlord, in its sole and absolute discretion, once per Lease Year during the Term by the greater of (i) eight percent (8%) of the previous year's payment, or (ii) the increase in the actual marketing expenditures for the previous year over the next previous year. The Marketing Service Charge shall be used to pay all costs and expenses associated with the formulation and execution of an ongoing program for the promotion and advertising of the Shopping Center, as determined by Landlord in its sole discretion and control. The Marketing Service Charge may be used to

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defray the cost of administration of such marketing activities, including the salary or payments and reimbursements due such organizations and personnel, rent, travel expenses and other business expenses. Such reasonable amount of space within the Shopping Center as may be necessary to carry out the Marketing Service will be assessed in line with the rentals for similarly sized commercial office space.

SECTION 9.02.  Merchants' Association.

        Landlord may, from time to time in Landlord's sole discretion, require that Tenant participate in a merchants' association for the Shopping Center sponsored or designated by Landlord. In such case: (1) Tenant shall participate as an active member in such association; (2) Tenant shall continue to pay the Marketing Service Charge to Landlord and such Marketing Service Charge shall be deemed to satisfy any obligations of Tenant to pay regular monthly dues to such association; (3) Landlord shall turn over such Marketing Service Charge to the association or, at Landlord's option, shall continue to use the same or a portion thereof in conjunction with or on behalf of the association for the purpose of promoting, advertising and marketing the Shopping Center; and (4) Tenant shall pay any special assessments and participate in any joint advertising or promotional events sponsored by such association and shall comply with all other requirements of the association.

SECTION 9.03. Initial Marketing Charge.

        In addition to the Marketing Service Charge, Tenant shall also pay to Landlord within sixty (60) days before the date that Landlord has set for the Grand Opening or Grand Re-Opening of the Shopping Center (hereinafter the "Grand Opening Date"), or upon execution of the Lease if less than sixty (60) days prior to the Grand Opening Date, or if after the Grand Opening Date (or if no Grand Opening or Grand Re-Opening is scheduled), upon the Commencement Date, an initial advertising charge (hereinafter referred to as the "Initial Marketing Charge") in an amount equal to Fifteen Cents ($0.15) per square foot of floor area in the Premises. Said payment by the Tenant shall be due and payable regardless of whether Tenant is obligated to be open for business on the Grand Opening Date. Nothing herein shall require Landlord to expend more in advertising and promoting such Grand or Grand Re-Opening than the amount equal to that which Landlord collects from occupants of the Shopping Center for such promotion. Landlord may charge all costs and expenses of promoting the Grand Opening or Re-Opening against such aggregate sum. The failure of any other tenant to pay the Initial Marketing Charge shall not affect Tenant's obligations hereunder.

                                   ARTICLE X
                            CONDITION AND REMODELING

SECTION 10.01. Condition of Premises.
*, subject to the completion of Landlord's Work, as described in the Rider
        Tenant has had the opportunity to examine the Premises and hereby agrees to accept them in the "as is" condition existing on the Commencement Date*. Tenant further acknowledges that Landlord has not made any representations as to the present or future condition of the Premises, the presence or absence of Hazardous Materials (as hereinafter defined in Section 21.20) therein or what items the prior occupant of such Premises is required to or may leave in the Premises. Landlord shall not be liable for any inability to deliver possession of the Premises to Tenant by the Commencement Date, except that any such inability shall extend the Commencement Date by a period of time equal to the period between the Commencement Date and the date Landlord delivers possession; provided, however, if Landlord has not turned over possession by a date which is one year from the date hereof, at either party's option, this Lease shall be null and void and neither party shall have any liability hereunder to the other. Notwithstanding any conversations which may have taken place prior to the negotiation and execution of this Lease regarding the condition of the Premises, Tenant understands and accepts that it is solely responsible for securing such contractors, inspectors, architects or such other agents as Tenant may deem necessary or appropriate to ascertain the condition of the Premises, the utilities serving the Premises and any facilities contained within the Premises for connection thereto and the suitability of the Premises for the construction of Tenant's improvements. This obligation of Tenant set forth above shall not in any manner limit the right of Landlord to approve Tenant's plans and specifications or to require changes thereto as Landlord deems appropriate or necessary for the Premises, nor shall Landlord's voluntary furnishings of any as-built drawings, architectural or engineering reports or similar information regarding the construction or condition of the Premises in any manner relieve Tenant of its responsibility hereunder. See Rider

SECTION 10.02. Remodeling of the Premises.
                                   See Rider
        (a) Tenant shall fully and completely remodel the Premises in accordance with the plans and specifications referred to below, such work to be completed by the date specified in the paragraph of the Indenture of Lease captioned "Tenant Improvements". Such work shall include installation of a new storefront and a complete refurbishment of the interior of the Premises to the extent specified by Landlord and shall be consistent with Landlord's design criteria. Not later than thirty (30) days after the date hereof, Tenant shall deliver to Landlord detailed plans and specifications (which shall include cooling and heating load calculations, electrical panelboard schedules and loads and such other details as may be required by Landlord's engineer) prepared by Tenant's licensed architect, disclosing the remodeling of the Premises. Landlord shall review such plans and specifications and advise Tenant of any changes required by Landlord; Tenant shall promptly revise such plans and specifications to incorporate Landlord's required changes and redeliver revised plans to Landlord within twenty (20) days after being advised of Landlord's changes. Landlord may require further changes in such plans and Tenant shall similarly revise and resubmit the same to Landlord within an additional period of twenty (20) days. Tenant shall commence such renovations within ten (10) days after Landlord has approved Tenant's plans and specifications and has turned over possession of the Premises. All such work shall be promptly commenced and thereafter continued with due diligence to the end that it shall be fully completed and the Premises opened for business in accordance with the provisions hereof not later than the Commencement Date. Tenant shall perform no work in the Premises until such plans and specifications have been approved by Landlord. Together with the initial submission of plans and specifications (i) for the remodeling required by this Lease and (ii) relating to any other work in the Premises which Tenant desires or is required to perform, Tenant shall pay Landlord or Landlord's management agent, as directed, the "Plan Review Charge" set forth below to defray the cost of reviewing Tenant's plans and specifications. The Plan Review Charge shall be equal to Fifty Cents ($.50) per square foot of floor area in the Premises, with a minimum charge of Five Hundred Dollars ($500.00) and a maximum

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
charge of Two Thousand Dollars ($2,000.00). The foregoing Plan Review Charge shall not apply to the initial construction of the Premises.

        (b) All work required under this Section 10.02 and all other alterations to the Premises performed by Tenant pursuant to this Lease (including, without limitation, any work required by Section 21.20) are collectively referred to as "Tenant's Work". All of Tenant's Work shall be completed at Tenant's sole cost and expense. In performing Tenant's Work, Tenant shall comply with the following requirements:

                1. In addition to, and not in lieu of the other policies of insurance required by this Lease, at all times between the start and completion of Tenant's Work (such period is herein referred to as "Tenant's Construction Period"), Tenant, at its own cost and expense, shall maintain in effect with an insurance company reasonably acceptable to Landlord, a policy of "All Risk" Builder's Risk Insurance in the standard form for the State of Ohio. Said insurance shall cover the full replacement value of all work done and fixtures and equipment installed or to be installed at the Premises by Tenant, without co-insurance and without any deductible clauses, and shall list Landlord and Landlord's management agent as additional insureds as their respective interests may appear.

                2. At all times during Tenant's Construction Period, Tenant's contractors and subcontractors shall maintain in effect worker's compensation insurance as required by the laws of the State of Ohio. Tenant's contractor shall also provide to Landlord proof of general liability insurance in an amount not less than $500,000.00 per person and $1,000,000.00 per occurrence.

                3. Repair and/or reconstruction of all or any portion of Tenant's Work damaged or destroyed by any casualty occurring during Tenant's Construction Period shall be commenced by Tenant as soon as possible after such casualty; provided that if all or any portion of Landlord's Work (as defined in Exhibit "B" attached hereto; if no such Exhibit "B" is attached, Landlord's Work shall be deemed to be only structural portions of the Premises), if any, is also damaged or destroyed by such casualty, Landlord shall notify Tenant when repairs or reconstruction of Landlord's Work is substantially completed and, within fifteen (15) days after receipt of such notice, Tenant shall diligently pursue such repair and/or reconstruction to completion.

                4. Any approval of or consent to any or all of Tenant's criteria, systems, plans, specifications or drawings shall neither constitute an assumption of responsibility by Landlord for any aspect of such criteria, systems, plans, specifications or drawings including, but not limited to, their accuracy or efficiency, nor obligate Landlord in any manner with respect to Tenant's Work, and Tenant shall be solely responsible for any deficiency in design or construction of all portions of Tenant's Work.

                5. Tenant shall obtain and pay for all necessary permits and shall pay all other fees required by public authorities or utility companies with respect to Tenant's Work.

                6. Tenant shall maintain the Premises and the Common Areas adjoining the same in a clean and orderly condition during construction. Tenant shall promptly remove all unused construction materials, equipment shipping containers, packaging, debris and waste from the Shopping Center, and deposit it in receptacles, if any, provided by Landlord or otherwise remove the same from the Shopping Center. Tenant shall contain all construction materials, equipment, fixtures, merchandise, shipping containers and debris within the Premises. Arcades, public corridors, service corridors and the exterior of the Shopping Center shall be clear of Tenant's equipment, merchandise, refuse, and debris at all times.

                7. To the end that there shall be no labor disputes which would interfere with any construction occurring in the Shopping Center or the operation thereof, or any part thereof including, but not limited to, the Premises, in performing any Tenant's Work, Tenant agrees to engage the services of only such contractors or subcontractors as will work in harmony and without causing any labor dispute with each other, with Landlord's employees, contractors and subcontractors and with the employees, contractors and subcontractors of all others working in or upon the Shopping Center or any part thereof, and Tenant shall require its contractors and subcontractors to employ only such labor as will work in harmony and without causing any labor dispute with each other, with Landlord's employees, contractors and subcontractors and with the employees, contractors, and subcontractors of all others working in or upon the Shopping Center or any part thereof. Furthermore, only those contractors and subcontractors as have been duly licensed by the authority having jurisdiction over the appropriate profession and which have been approved in writing by Landlord may perform any portion of Tenant's Work for Tenant in or upon the Premises. Nothing contained herein shall require Tenant to utilize union labor in connection with its construction of the Premises.

                8. At any time, and from time to time, during the performance of Tenant's Work, Landlord, Landlord's management agent, Landlord's architect and/or Landlord's general contractor may enter upon the Premises and inspect the work being performed by Tenant and take such steps as they may deem necessary or desirable to assure the proper performance by Tenant of Tenant's Work and/or for the protection of the Shopping Center and/or any premises adjacent to the Premises. In addition, Tenant's Work shall be performed in a thoroughly first-class and workmanlike manner, shall incorporate only new materials which are free from asbestos or other hazardous material and shall be in good and usable condition at the date of completion.

                9. Tenant's Work shall be coordinated with all work being performed or to be performed by Landlord and other occupants of the Shopping Center to the end that Tenant's Work will not interfere with the operation of the Shopping Center or interfere with or delay the completion of any other construction within the Shopping Center, and each such contractor and subcontractor shall comply with all procedures and regulations prescribed by Landlord for integration of Tenant's Work with that to be performed in connection with any construction in the Shopping Center and with the operation of the Shopping Center.

                10. Neither Tenant nor its contractors or subcontractors may use any space within the Shopping Center (except the Premises) for storage, handling and moving of materials and equipment, and if Tenant or such contractors and/or subcontractors shall use any space in the Shopping Center (except the Premises) for any of the aforesaid purposes without obtaining Landlord's prior written consent thereto, Landlord shall have the right to terminate such use or remove all of Tenant's and such contractor's or subcontractor's material, equipment and other property from such space without Landlord being liable to Tenant and/or such contractors or subcontractors, and the cost of such termination and/or removal shall be paid by Tenant to Landlord promptly upon demand therefor. It shall be Tenant's

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
responsibility to cause each contractor and subcontractor to maintain continuous protection of adjacent property and improvements against damage by reason of Tenant's Work. No materials delivered to the Premises for Tenant's Work shall be delivered through the public areas of the Shopping Center during the normal operating hours of the Shopping Center.

        11. Tenant shall promptly pay all contractors and materialmen so as to minimize the possibility of a lien or claim of lien being filed with respect to the Premises or the Shopping Center, and should any such lien be made or filed, Tenant shall cause the same to be discharged by bond or otherwise within thirty (30) days after written request by Landlord. If Tenant shall fail to cause such lien or claim of lien to be bonded against or to be discharged within the period aforesaid, then, in addition to any other right or remedy which Landlord may have under this Lease, at law or in equity, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien of claim of lien by deposit or by bonding proceedings and, in any event, Landlord shall be entitled, if Landlord so elects, to compel the prosecution of any action for the foreclosure of such lien or claim of lien by the lienor with interest, costs and expenses. Any amount so paid by Landlord and all costs and expenses incurred by Landlord in connection therewith or in connection with insuring the title to the Shopping Center or any interest herein free of such lien or claim of lien together with interest at the rate of fifteen percent (15%) per annum from the respective dates of Landlord's making of the payment and incurring of the cost and expense, shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

        12. Landlord shall supply to Tenant, or directly to Tenant's contractor, a copy of the rules, regulations and requirements of the Shopping Center pertaining to Tenant's Work. Tenant agrees to make its best effort to secure its contractor's acknowledgement of receipt of such rules, regulations and requirements and to ensure the contractor's compliance therewith.

        13. In the event the fire protection (sprinkler) system in place in the Shopping Center has to be or is shut down, whether intentionally or inadvertently, by Tenant or its contractors, subcontractors, agents or employees, more than once during construction of Tenant's Work, Tenant shall pay to Landlord, upon demand, a shut down fee of $100.00 for each such event.

    (c) Within thirty (30) days after initially opening the Premises for business with the public, Tenant shall supply to Landlord the following:

         1. An executed and acknowledged final waiver and release of mechanics' liens with respect to the Premises executed by Tenant's general contractor and by every subcontractor and supplier of labor and/or materials engaged in Tenant's Work.

         2. Properly issued certificates evidencing acceptance or approval of the Premises by appropriate governmental authorities, including the underwriter's approval of Tenant's sprinkler installation and electrical system.

         3. A set of "as-built" plans and specifications for Tenant's Work prepared and sealed by Tenant's architect, together with names and addresses of Tenant's electrical, plumbing, and other contractors.

    (d) Nothing in this Lease shall be construed as in any way constituting a consent or request by Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific or general improvement, alteration, or repair of or to the Premises or to any buildings or improvements thereon, or to any part thereof. Notwithstanding anything in this Lease, or in any other writing signed by Landlord to the contrary, neither this Lease nor any other writing signed by Landlord shall be construed as evidencing, indicating, or causing an appearance that any erection, construction, alteration or repair to be done, or caused to be done, by Tenant is or was in fact for the immediate use and benefit of Landlord.

SECTION 10.03.  Trade Fixtures.

        All trade fixtures, signs and other personalty hereafter installed by Tenant in the Premises shall be new or reconditioned and "like new", shall be and remain the property of Tenant and shall be removed by Tenant at the expiration or earlier termination of the Term, provided that: (a) Tenant shall not at such time be in default under this Lease; and (b) Tenant shall promptly restore the damage done to the Premises by the installation and/or removal thereof. Should Tenant fail to so remove Tenant's trade fixtures and/or to so restore the Premises, Landlord may at Landlord's option, do so, collecting the cost and expense thereof, as additional rent, upon demand. Any such trade fixtures which are not removed by Tenant at or prior to any termination of this Lease, including, but not limited to, a termination by Landlord pursuant to an Event of Default by Tenant hereunder, unless Landlord gives Tenant notice to remove any or all of such trade fixtures, shall be and become the property of Landlord (without any obligation by Landlord to pay compensation for such trade fixtures). In the event Landlord gives Tenant such notice to remove any or all of such trade fixtures, Tenant shall promptly remove such of the trade fixtures as may be specified by Landlord in such notice. Notwithstanding anything herein contained to the contrary or any decision of any court to the contrary, the term "trade fixtures" shall not include any air-conditioning, heating, lighting, electrical and plumbing equipment installed by Tenant in the Premises, nor any wiring or other apparata related thereto.

SECTION 10.04.  Signs, Awnings and Canopies.

        (a) Tenant shall neither place nor maintain nor suffer to be placed or maintained on the exterior of the Premises, or on the glass of any window or door of the Premises which shall be visible from the exterior thereof (other than neatly lettered signs of reasonable size placed on the floor of the display window identifying articles offered for sale and the price thereof) any sign, awning, canopy, decoration, lettering, advertising matter or any other thing without in each instance first obtaining Landlord's written approval thereof; and Tenant further agrees to design and to maintain such sign, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times in compliance with the requirements of the "Sign Criteria" attached hereto, made a part hereof and marked Exhibit "F". Notwithstanding the provisions of Sections 10.03 and 10.04, Tenant's plans and specifications, once approved by Landlord, shall deemed to be in compliance with the Lease provisions.

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
     (b) Tenant shall not paint or decorate any part of the exterior of the Premises, or any part of the Premises which shall be visible from the exterior thereof, without first obtaining Landlord's written approval of such painting or decoration.

     (c) Tenant shall install and maintain at all times, subject to the other provisions of this Section 10.04, displays of seasonable merchandise in the show windows (if any) of the Premises; and Tenant further agrees that all articles and the arrangement, style, color and general appearance thereof, in the interior of the Premises which shall be visible from the exterior thereof, including, but not limited to, window displays, advertising matter, signs, merchandise and store fixtures, shall be maintained in the Premises so as to be in keeping with the character and standards of the Shopping Center.

SECTION 10.05.  Alterations and Mandatory Refurbishment.

     (a) Tenant may, without Landlord's consent, make alterations to the interior of the Premises which do not alter, modify or in any other manner whatsoever affect the structural portions of the Premises and/or the roof of the building of which the Premises shall form a part and/or the exterior of the Premises (included, but not limited to, the storefront) and/or the structural integrity of the building of which the Premises shall form a part, and/or the plumbing, electrical, heating, ventilating, air-conditioning, or mechanical systems and installations in the Premises, provided that any such single alteration (or series of such related alterations) does not involve a cost in excess of Fifty Thousand Dollars ($50,000.00), provided that Tenant shall give Landlord notice of any alterations which include changes to the wall, floor or ceiling materials within the Premises. Tenant agrees that it will not make any other alterations (whether structural or otherwise), improvements, additions or changes to the interior or exterior of the Premises (including, but not limited to, the storefront of the Premises) during the term of this Lease without in each instance obtaining Landlord's prior written consent. Furthermore, Tenant will not, except for installation of fixtures or other work specified on Tenant's approved plans and specifications referred to in Section 10.02 hereof or to the extent permitted by the first sentence of this Section 10.05(a), cut or drill into or secure any fixture, apparatus or equipment of any kind to any part of the Premises without in each instance first obtaining Landlord's written consent. Together with each request for such consent, Tenant shall present to Landlord detailed plans and specifications for such proposed alterations, improvements, additions or changes as required by Section 10.02 hereof and Tenant shall comply with such section in performing such approved alterations.

     See Rider

SECTION 10.06.  Changes and Additions to the Center.

     (a) Landlord hereby reserves the exclusive right at any time, and from time to time, to use all or any part of the roof, exterior walls and air space above the finished ceiling of the Premises for any purpose; to erect scaffolds, protective barriers or other aids to construction on, around and about the exterior of the Premises, provided that access to the Premises shall not be substantially denied. Landlord also reserves the right, after written notice to Tenant, to enter the Premises (except that in the event of an emergency, no notice shall be required), at any time, and from time to time, for the following purposes: to make such repairs, additions or alterations as it may deem necessary or desirable to the Premises, to the building in which the Premises is contained, or to the Shopping Center in general; to shore the foundations and/or walls thereof and/or to install, maintain, use, repair, inspect and replace foundations, columns, pipes, ducts, conduits and wires leading through or located adjacent to the Premises and serving other parts of the Shopping Center. Landlord shall use reasonable efforts to install such pipes, ducts, conduits or wires in the space above Tenant's finished ceiling (or if Tenant does not have finished ceiling, then in the space above the height where, in Landlord's opinion, a finished ceiling would otherwise exist) or another location which does not materially interfere with Tenant's use of the Premises. Tenant shall not remove or tamper with any such pipes or other apparatus installed by Landlord and agrees to cooperate with Landlord in effecting any such maintenance or improvements, including providing store personnel on hand during extended hours if Landlord reasonably deems such presence to be in the best interest of the Premises, the Tenant or the Shopping Center. Landlord's rights hereunder may be exercised by Landlord's designee.

     (b) Landlord hereby reserves the right at any time to make alterations or additions to, and to build additional stories on, and to build adjoining any buildings in the Shopping Center, including the building in which the Premises are contained, and to construct other buildings or improvements in the Shopping Center, and Tenant shall have no interest of any kind whatsoever in the said additions or additional stories, adjoining buildings or other expansions of the Shopping Center. Landlord also reserves the right to reduce or enlarge the area of the Shopping Center by excluding portions of the ground therefrom or adding additional ground thereto from time to time and, whether or not so reduced or enlarged, to construct multi-deck, elevated or subterranean parking facilities, and to make changes in access roads, entryways or other physical characteristics of the Shopping Center. Landlord may also change the name of the Shopping Center at any time in its sole and absolute discretion.

     (c) If any excavation shall be made or authorized to be made upon land adjacent to the Premises, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as Landlord shall deem necessary to preserve the walls or the building of which the Premises form a part from injury or damage and to support the same by proper foundations, without any claim for damages or indemnification against Landlord or diminution or abatement of rent. See Rider

                                   ARTICLE XI
                              CONDUCT OF BUSINESS

SECTION 11.01. Use of Premises.

        (a) Except as otherwise specifically provided herein, commencing on the Commencement Date and thereafter for the balance of the Term, Tenant shall continuously occupy and use the Premises solely for conducting the business specified in the Indenture of Lease as the permitted use, and will not use or permit or suffer the use of the Premises for any other business or purpose. In addition, Tenant agrees that Tenant shall not operate or cause or permit to be operated any catalogue, mail, or telephone order sales in or from the Premises except the incidental sale of merchandise which Tenant is permitted to sell over the counter to customers in the Premises pursuant to the permitted use set forth in the Indenture of Lease, nor shall Tenant divert elsewhere any business which would ordinarily be transacted by Tenant at, in, on or from the Premises. The authorization of the use of the Premises for the business purposes set forth in the Indenture of Lease does not constitute a representation or warranty by Landlord that any particular use of the Premises is now or will continue to be permitted under applicable laws or regulations. Tenant shall secure and, at all times during the Term, maintain any and all licenses, permits or other registrations required by any municipality, state or federal government or any other regulatory body for the proper operation of Tenant's business in the Premises.

        (b) Tenant shall not permit, allow or cause to be conducted in the Premises any public or private auction, or any sale which would indicate to the public that Tenant is bankrupt, is going out of business, or has lost its lease. Tenant shall not use or permit any use of the Premises, except in a manner consistent with the general high standards of merchandising in the Shopping Center, nor shall Tenant's advertising indicate or imply that Tenant is operating its business in a manner which is not consistent with the general high standards of merchandising in the Shopping Center. Nothing contained in this Section 11.01(b) shall affect or is intended to affect Tenant's pricing policies.

        (c) Notwithstanding anything contained herein to the contrary, including the provisions of the clause of the Indenture of Lease captioned "Use of Premises", Tenant is specifically prohibited from selling or distributing tobacco papers, pipes of the type and nature commonly associated with the smoking of marijuana (e.g. "water pipes"), "roach clips", cocaine spoons and other types of smoker's novelty items, materials or paraphernalia which are, or may reasonably be construed to be, intended for use in connection with narcotics or other unlawful substances; any print, visual, audio or other materials which are or could be reasonably considered pornographic under any applicable municipal, state or federal law or any other items which are in violation of any municipal, state or federal law, ordinance or regulation.

        (d) Because the adequacy of the rental hereunder is dependent upon Tenant's Gross Sales whether or not Percentage Rent is payable hereunder, Tenant agrees that commencing with the Commencement Date and thereafter throughout the Term, Tenant will continuously, actively and diligently operate or cause the permitted business to be operated in good faith and in an efficient, businesslike and respectable manner, maintaining in the Premises a full staff of employees and a full stock of seasonable merchandise of the quality, kind, type and breadth which Tenant usually sells, and employing Tenant's best continual efforts and abilities to the end that the maximum Gross Sales which can reasonably be produced from the Premises shall be produced.


        (e) Throughout the Term, Tenant shall cause its store to remain open each day of the week during at least the hours set forth in the paragraph of the Indenture of Lease captioned "Shopping Center Hours of Operation". Tenant acknowledges that Landlord may specifically require that the Premises be closed on certain days or during certain hours (other than the hours on the Indenture).

         (f) Tenant shall operate and advertise the business operated at or from the Premises only under the trade name set forth in the first page of the Indenture of Lease, unless and until the use of another trade name is permitted in writing by Landlord.

SECTION 11.02. Storage on Premises.

        Tenant shall warehouse, store and/or stock in the Premises only such goods, wares and merchandise as Tenant is permitted and intends to offer for sale at retail, at or from the Premises. This shall not preclude occasional transfers of merchandise to other stores of Tenant, if any, not located within the Shopping Center.

SECTION 11.03. General Conditions of Use.

        Tenants covenants and agrees that Tenant, at its own cost and expense:

        (a) will keep all exterior and interior storefront surfaces clean and will maintain the rest of the Premises and all corridors and loading areas immediately adjoining the Premises in a clean and orderly condition and free of insects, rodents, vermin and other pests;

        (b) will not permit accumulation of any refuse, but will remove the same and keep such refuse in odor-proof, rat-proof containers within the interior of the Premises shielded from the view of the general public (or in such other area designated specifically by Landlord for such use) until removed and will not burn any refuse whatsoever but will cause all such refuse to be removed by such persons or companies, including Landlord, as may be designated in writing by Landlord and will pay all charges therefor, which shall in all events be competitive within the same geographical area for similar services performed by a reputable person or company; provided however, that Landlord may decline to designate any such person or company in which event all such refuse shall be removed by such person or company as Tenant, subject to Landlord's prior written approval, shall select. In the event that Landlord institutes a recycling program in the Shopping Center as to any refuse produced or disposed of by Tenant, Tenant agrees to participate in and cooperate with Landlord and other tenants in such program if and when so requested;

        (c) will replace promptly with glass of a like kind and quality any plate glass or window glass of the Premises which may become cracked or broken;

        (d) will not, without the Landlord's prior written consent, place or maintain any merchandise or other articles in any vestibule or entry of the Premises or the footwalks adjacent thereto or elsewhere on the exterior thereof;

        (e) will not use or permit the use of any apparatus for sound reproduction or transmission, or any musical instrument, in such manner that the sound so reproduced, transmitted or produced shall be audible beyond the confines of the Premises, and will not use any other advertising medium, including without limitation flashing lights or search lights, which may be heard or experienced outside of the Premises;

        (f) will keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the confines of the Premises;

        (g) will not cause or permit objectionable odors to emanate or be dispelled from the Premises;

        (h) will not solicit business, distribute handbills or other advertising matter or hold demonstrations in the parking areas or other Common Areas;

        (i) will not permit the parking of delivery vehicles so as to interfere with the use of any driveway, walk, parking area, or other portion of the Common Areas in the Shopping Center;

        (j) will comply with all laws, rules, regulations, guidelines, orders and ordinances of applicable federal, state and local governmental authorities, commissions, boards and agencies with respect to this Lease, the use of the Premises, the removal of asbestos, asbestos containing material or any other hazardous material from the Premises, or any work to be performed in the Premises by Tenant, and Tenant shall secure and keep in force all permits, licenses and approvals required for Tenant's use of the Premises. In addition, Tenant shall comply with all recommendations of the Association of Fire Underwriters, Factory Mutual Insurance Companies, the Insurance Services Organization, or other similar body establishing standards for fire insurance ratings with respect to the use or occupancy of the Premises by Tenant, and will participate in periodic fire brigade instruction and drills at the request of Landlord and will supply, maintain, repair and replace for the Premises any fire extinguishers or other fire prevention equipment and safety equipment (including installation of approved hoods and ducts if cooking activity is conducted on the Premises) required by the aforementioned rules, regulations and recommendations in order to obtain insurance at the lowest available premium rate throughout the term of this Lease;

        (k) will not receive or ship articles of any kind except through the facilities provided for that purpose by Landlord and will not permit any delivery of goods, supplies, merchandise, or fixtures to or from the Premises to be made through any of the enclosed malls unless the Premises have no entrance other than on such a mall, in which latter case Tenant shall use its best efforts to schedule such deliveries outside Shopping Center business hours, except with Landlord's approval in emergency situations;

        (l) will light the show windows of the Premises and exterior signs each day of the year to the extent which shall be required by Landlord but in no event later than one hour after the close of the Shopping Center;

        (m) will keep the sidewalk in front of Tenant's entrance (but limited to the area within ten feet of the door to the Premises) free from ice and snow and Tenant hereby agrees that Tenant is solely liable for any accidents occurring on said sidewalk areas due or alleged to be due to any accumulation of ice and snow;

        (n) will refer to the name of the Shopping Center in all advertising done to promote sales at its store or stores in the geographical area in which the Shopping Center is located;

        (o) will not use the plumbing facilities for any other purpose than that for which they are constructed and will not permit any foreign substance of any kind to be thrown therein, and the expense of repairing any breakage, stoppage, seepage or damage, whether occurring on or off the Premises, resulting from a violation of this provision by Tenant or Tenant's employees, agents or invitees shall be borne by Tenant. All grease traps and other plumbing traps shall be kept clean and operable by Tenant at Tenant's own cost and expense. Tenant shall keep the floor of the Premises and all penetrations through said floor properly sealed and caulked so that water or other substances in use in the Premises shall not leak from the premises to any Common Area or adjoining premises or premises located below the Premises;

        (p) will not permit any shopping carts in the Common Areas even if taken there by customers; and

        (q) will not place or cause or permit to be placed within the Premises, pay telephones, vending machines (except those for the exclusive use of Tenant's employees) or amusement devices of any kind without the prior written consent of Landlord.

SECTION 11.04.  Rules and Regulations.

        (a) Landlord reserves the right from time to time to adopt and promulgate reasonable rules and regulations applicable to the Premises and the Shopping Center and to amend and supplement such rules and regulations. Notice of such rules and regulations and of any amendment and supplements thereto shall be given to Tenant and Tenant agrees thereupon to comply with and observe all such rules and regulations, provided that, to the extent practicable, the same shall be applied uniformly to substantially all non-department store retail tenants of the Shopping Center. The rules and regulations, if any, in effect as of the date of execution of this Lease, are attached hereto as Exhibit "E" and made a part of this agreement. No changes may be made in the rules and regulations which materially adversely affect the operation of Tenant's business or which changes the economic Terms of the Lease.

        (b) Landlord's rights and remedies in the event Tenant shall fail to comply with and observe such rules and regulations shall be the same as though such rules and regulations were set forth in Section 11.03 of this Lease.

SECTION 11.05.  Competition.

        (a) Tenant acknowledges that Landlord's ability to obtain a fair and equitable rental is dependent upon Tenant concentrating all of its business efforts within the geographical area in which the Shopping Center is located upon Tenant's business at the Premises so as to maximize Tenant's Gross Sales, and Tenant further acknowledges that any activity by Tenant within such geographical area in operating or participating in the operation of a similar or competing business must necessarily have an adverse effect on the volume of Gross Sales by Tenant at the Premises to the detriment of Landlord and will deprive Landlord of the fair rental to which the parties agreed. Accordingly, in the event that during the Term either Tenant or Tenant's management, or any person or entity controlled by Tenant or controlling Tenant, or controlled by the same person or entity or persons or entities who control Tenant, directly or indirectly owns, operates, is employed in, directs or serves any other place of business, the same, or similar to, or competitive with, Tenant's business as set forth herein, within a radius of four (4) miles from the outside boundary of the Shopping Center (measured from the boundary nearest to such other location), which distance shall be measured in a straight line without reference to road mileage, then Landlord may: (a) cancel this Lease upon thirty (30) days prior written notice to Tenant; or (b) include the Gross Sales of any such other place of business in the Gross Sales made from the Premises to determine the Percentage Rent due under this Lease, as fully as though such Gross Sales had actually been made from the Premises; or (c) increase the annual amount of Fixed Minimum Rent payable thereafter, and each component thereof if the Fixed Minimum Rent is otherwise subject to increase, by an amount equal to the highest Percentage Rent payable by Tenant in any calender year prior to the opening of such other business. In the event Landlord so elects, all of the provisions of Articles II and VI hereof shall be applicable to the Gross Sales of, and all the books and records pertaining to, such competing store.

        (B) Any permitted exceptions to this Section for presently existing or anticipated stores shall be specifically identified by Tenant on a list to be attached hereto as Exhibit 11.05 if approved by Landlord.

SECTION 11.06.  Parking Facilities.

        Tenant and its employees shall park their cars only in those portions of the parking area designated for that purpose by Landlord. Tenant shall furnish Landlord with automobile license numbers assigned to Tenant's car and cars of its employees within five (5) days after each and every request therefor.

                                  ARTICLE XII
                 MAINTENANCE AND REPAIR; SURRENDER OF PREMISES

SECTION 12.01.  Repairs and Maintenance by Tenant.

        (a) Tenant, at all times, at its own expense, shall keep and maintain all portions of the Premises not required to be maintained by Landlord pursuant to Section 12.02 hereof, in good order and repair and in a neat, safe, clean and orderly condition, including, but not limited to, reasonable periodic painting and making all non-structural, ordinary and extraordinary, foreseen and unforeseen repairs and replacements to the Premises and its component systems. The foregoing sentence shall obligate Tenant to repair, maintain and replace, without limitation, all entrances to the Premises, the storefront, the glass in all doors and windows of the Premises, all interior portions of the Premises, all trade fixtures, fixtures, signs and all walls thereof (except to the extent set forth in Section 12.02[a]), as well as plumbing, electrical, sprinkler, heating, ventilation and air conditioning systems, escalators and elevators, if any, mechanical systems, and sewer lines within the Premises or under the floor slab thereof, including free flow to the main sewer line, as well as all other apparatus or equipment which were installed by Tenant outside the Premises. Tenant shall not overload the electrical wiring serving the Premises or within the Premises, and will install, at its own expense, but only after obtaining Landlord's written approval, any additional electrical wiring which may be required in connection with the Premises. If Landlord, Landlord's management agent or affiliates thereof elect to provide heating, ventilating and air-conditioning inspection, adjustment, cleaning and repair services to Tenant, Tenant shall utilize such services and pay for the same at rates which are competitive within the same geographical area for similar services performed by others; if Landlord elects not to perform such services, the Tenant shall contract for such services with a qualified service contractor.

        (b) Tenant will repair promptly at its own expense any damage (whether structural or non-structural) to the Premises caused by any construction or alterations performed by Tenant or bringing into the Premises any property for Tenant's use, or by the installation or removal of such property, regardless of fault or by whom such damage shall be caused, unless caused solely by the negligence of Landlord or its servants or employees.

SECTION 12.02.  Structural Repairs.

        (a) Except as otherwise provided by 12.01(b), structural columns, structural portions of the floors (excluding floor tile, carpet or other floor coverings), the roof of the Shopping Center and exterior walls thereof will be repaired by Landlord, provided Tenant gives Landlord notice specifying the need for and nature of such repairs. Notwithstanding the foregoing, if Landlord is required to make any repairs to such portions of the Premises by reason, in whole or in part, of the negligent act or failure to act by Tenant or Tenant's agents, servants, employees, contractors or subcontractors, or by reason of any unusual use of the Premises by Tenant (whether or not such use is a permitted use hereunder), Landlord may collect the cost of such repairs, as additional rent, upon demand. For the purpose of this Lease, any difference in floor level, shifting of floor slab, or deviation in finished floor height resulting from the insertion or construction of an expansion joint strip in the floor slab shall not be deemed a structural defect requiring repair by Landlord, but rather, a normal construction practice which shall be Tenant's responsibility to appropriately plan for in its construction and use of the Premises. The provisions of this subsection shall not apply in the case of any casualty or condemnation in which event the provisions of Articles XIV or XV, as the case may be, shall control.

        (b) If, without Landlord's prior written consent, Tenant performs any alterations, additions, improvements, changes, affixations or chattels or other work which affects the structural portions of the Premises and/or the roof of the building of which the Premises are a part and/or that portion of the exterior of the Shopping Center which Landlord is obligated to repair pursuant to Section 12.02(a) or which affects the structural integrity of the building of which the Premises shall form a part, such action by Tenant shall release and discharge Landlord as of the commencement of such alteration, addition, improvement, affixation or other work of and from such repair obligation, and thereafter Tenant agrees to be solely responsible for the maintenance, repair and replacement of any or all such structural portions, roof, exterior and building which have been affected as aforesaid, provided, in the event Tenant shall default in the performance, to Landlord's satisfaction, of such responsibilities, Landlord, in addition to Landlord's other remedies under this Lease, at law or in equity, may (but shall not be obligated to) cure such default at Tenant's cost without any liability of Landlord, its agents, servants, employees, contractors or subcontractors for damage to Tenant's merchandise, fixtures or other property or to Tenant's business by reason thereof. For the purposes of the foregoing, if Tenant performs any such alterations, additions, improvements, changes, affixations or other work in a manner not consistent with Landlord's prior written consent thereto, such work shall be deemed to have been performed without Landlord's consent.

SECTION 12.03. Surrender of Premises.


        (a) At the expiration of the Term or earlier termination of this Lease, Tenant shall peaceably surrender the Premises, broom clean, free of debris, in good order, condition and state of repair as required hereby, ordinary wear and tear excepted to the extent the Premises is not required to be repaired and/or maintained by Tenant and damage by unavoidable casualty excepted to the extent that the same is covered by Landlord's fire insurance policy with extended coverage endorsement, and Tenant shall surrender all keys for the Premises to Landlord and shall notify Landlord in writing of all combinations of locks, safes and vaults, if any, in the Premises. Tenant shall comply with the provisions of Section 10.03 respecting the removal of its trade fixtures before surrendering the Premises as aforesaid. Any property remaining in the Premises after the expiration or early termination of this Lease shall be deemed abandoned by the Tenant and may be disposed of by Landlord without any liability to Tenant. Tenant hereby indemnifies and agrees to hold harmless Landlord from any actions resulting from said disposal.

        (b) Whether or not approved by or subject to approval of Landlord, all alterations, improvements, additions, or changes made by Tenant and all air-conditioning, heating, lighting, electrical and plumbing equipment and fixtures, and all wiring and other apparatus related to air-conditioning, heating, lighting, electrical and plumbing equipment installed by Tenant (whether such be installed prior to or subsequent to the Commencement Date) at the Premises (whether or not such equipment and fixtures are affixed to the Premises as to be removable without destroying the chattels themselves or the property to which they are affixed, and whether or not such equipment and fixtures are real property or personalty) shall remain upon the Premises at the expiration of the Term or earlier termination of this Lease and shall become the property of Landlord immediately upon the installation thereof and shall remain the property of the Landlord without any obligation of Landlord to pay compensation therefor.


                                 ARTICLE XIII
                         INDEMNIFICATION; SUBROGATION


SECTION 13.01. Indemnification and Waiver of Claim.

                                  See Rider

        (a) Tenant will defend and will indemnify Landlord and Landlord's management agent and save them harmless from and against any and all claims, actions, damages, liability and expense (including, but not limited to, reasonable attorneys' fees and disbursements) in connection with any and all loss of life, personal injury or damage to property or business arising from, related to, or in connection with the performance of Tenant's Work, the occupancy of the Premises or any part of Landlord's property or the Shopping Center, or occasioned wholly or in part by any act or omission of Tenant, its contractors, subcontractors, subtenants, licensees or concessionaires, or its or their respective agents, servants or employees. Tenant shall not, however, be liable for damages or injury occasioned by the negligence or willful acts of Landlord, or Landlord's management agent, or their respective agents, employees, or servants, unless such damage or injury arises from perils against which Tenant is required by this Lease to insure. Tenant shall also pay all costs, expenses and reasonable attorneys' fees that may be expended or incurred by Landlord and/or Landlord's management agent in successfully enforcing the covenants and agreements of this Lease.

        (b) Unless, and then solely to the extent that, such damage is caused by the negligent acts or omissions of Landlord, or Landlord's management agent, or their respective principals, agents, servants, contractors and employees, neither Landlord nor Landlord's management agent, nor their respective principals, agents, servants, employees or contractors, shall be liable for, and Tenant, in consideration of Landlord's execution of this Lease, hereby waives and releases all claims for loss of life, personal injury or damage to property or business sustained by Tenant or any person claiming through Tenant resulting from any fire, accident, occurrence or condition in or upon the Shopping Center or any part thereof (including, without limitation, the Premises and the building of which the same is a part), including, but not limited to, such claims for loss of life, personal injury or damage resulting from (1) any defect in or failure of plumbing, heating or air conditioning equipment, electrical wiring or installation thereof, water pipes, stairs, railings or walks; (2) any equipment or appurtenances being out of repair; (3) the bursting, leaking or running of any tank, washstand, water closet, waste pipe, drain or any other pipe or tank in, upon or about the Shopping Center, (4) the backing up of any sewer pipe; (5) the escape of steam or hot water; (6) water, snow or ice being upon or coming through the roof or any other place upon or near the Premises or the building of which the same is a part or otherwise; (7) the falling of any fixture, plaster, ceiling tile or stucco; (8) broken glass; and (9) any act or omission of other tenants or other occupants of the Shopping Center.

SECTION 13.02. Subrogation.

        In the event the Premises or its contents are damaged or destroyed by fire or other insured casualty: (a) Landlord, to the extent of the coverage of Landlord's policies of fire insurance with extended coverage endorsements, hereby waives its rights, if any, against Tenant with respect to such damage or destruction, even if said fire or other casualty shall have been caused, in whole or in part, by the negligence of Tenant, its agents, servants or employees; and (b) Tenant, to the extent of coverage of Tenant's policies of fire insurance with extended coverage endorsements, hereby waives its rights, if any, against Landlord with respect to such damage or destruction, even if said fire or other casualty shall have been caused, in whole or in part, by the negligence of Landlord, its agents, servants or employees;

provided however, such waivers of subrogation shall only be effective with respect to loss or damage occurring during such time as Landlord's or Tenant's policies of fire insurance with extended coverage endorsements (as the case may be) shall contain a clause or endorsement providing in substance that the aforesaid waiver of subrogation shall not prejudice the type and amount of coverage under such policies or the right of Landlord or Tenant (as the case may be) to recover thereunder. If, at any time, Landlord's or Tenant's insurance carrier refuses to write insurance which contains a consent to the foregoing waiver of subrogation, Landlord or Tenant, as the case may be, shall notify the other party thereof in writing, and upon the giving of such notice, the provisions of this Section 13.02 shall be null and void as to any casualty which occurs after such notice.

                                  ARTICLE XIV
                            DESTRUCTION OF PREMISES


SECTION 14.01. Total or Partial Destruction.

     (a) If the Premises shall be damaged by fire or other casualty covered by Landlord's policies of fire and broad form extended coverage insurance but are not thereby rendered untenantable in whole or in part, subject to the limitations hereafter set forth, Landlord, at its own expense, shall cause such damage to be repaired, and the rent due hereunder shall not be abated. If, by reason of such occurrence, the Premises shall be rendered untenantable in whole or in part, subject to the limitations hereafter set forth, Landlord, at its own expense, shall cause the damage to be repaired and the Fixed Minimum Rent shall be abated proportionately as to the portion of the Premises rendered untenantable until the completion of Landlord's repairs thereto. If the Premises shall be damaged or destroyed by a fire or casualty not covered by Landlord's policies of fire and broad form extended coverage insurance and the Landlord, at its option, decides not to repair and restore the Premises, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty (60) days from and after the occurrence of such damage or destruction, to cancel and terminate this Lease. Either party shall have the right, to be exercised by notice in writing, delivered to the other within thirty (30) days from and after any occurrence which renders the Premises wholly untenantable to cancel this Lease, if said destruction of the Premises occurs within the last three (3) years of the Term, said cancellation to take effect ninety (90) days from and after the receipt of such notice by the other party, and in such event the Lease and the tenancy hereby created shall cease as of the aforesaid date (except that such cancellation shall not affect the obligations of the parties which have accrued theretofore and remain unpaid) and the rent due hereunder shall be adjusted as of such date; provided, however, that if Landlord shall commence repairs or reconstruction of the destroyed Premises during the period prior to the cancellation date, the tenancy shall remain in effect and said notice of cancellation shall be considered void. In no event shall Landlord be obligated to expend for any repairs or reconstruction pursuant to this Section 14.01 an amount in excess of the insurance proceeds recovered by Landlord and allocable to the damage to the Premises, after deducting therefrom Landlord's reasonable expenses in obtaining such proceeds and any amounts required to be paid to Landlord's Mortgagee (as defined in Section 16.02 below). Nothing in this Section 14.01 shall be construed to permit the abatement in whole or in part of the Percentage Rent, and the calculation of Percentage Rent shall be governed solely by Section 2.01 hereof. The provisions hereof are subject to the terms of Section 14.02 below.

     (b) If the Landlord is required to repair or reconstruct the Premises pursuant to the provisions of this Section, its obligation shall be limited to the construction of the structural demising walls (without drywall) and roof of the Premises. Tenant shall submit to Landlord for Landlord's approval detailed plans and specifications for all other work not required to be done by Landlord. Upon approval of such plans and specifications, and within fifteen (15) days after the Tenant has been notified that the Landlord has completed its work on the Premises, Tenant shall re-enter the Premises and diligently pursue to completion such work at Tenant's expense, and immediately after completion Tenant shall commence doing business, all in accordance with the provisions of this Lease. Landlord shall not be liable for delays occasioned by adjustment of losses with insurance carriers or by any other cause, so long as Landlord shall proceed in good faith.

     (c) Notwithstanding anything set forth herein to the contrary, Tenant shall be responsible for all repairs and replacements of damage and/or destruction of the Premises necessitated by burglary or attempted burglary, or any other illegal or forcible entry into the Premises.

     (d) Tenant covenants that it will give notice to Landlord of any accident or damage, whether such damage is caused by insured or uninsured casualty, occurring in, on or about the Premises as soon as possible but in no event later than seventy-two (72) hours after Tenant has knowledge of such accident or damage. If Tenant breaches its covenant set forth in this Section 14.01(d), Landlord, in addition to all other rights and remedies under this Lease, at law or in equity shall, at its option, be relieved of any of its obligations under
Section 14.01.

SECTION 14.02.  Partial Destruction of Shopping Center.

     In the event that fifty percent (50%) or more of the Leasable Floor Area of the Shopping Center shall be damaged or destroyed by fire or other cause, notwithstanding that the Premises may be unaffected by such fire or other cause, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty (60) days after said occurrence, to cancel and terminate this Lease. Upon the giving of such notice, the Term shall expire by lapse of time upon the fifteenth (15th) day after such notice is given and Tenant shall vacate the Premises and surrender the same to Landlord.

                                   ARTICLE XV
                                 EMINENT DOMAIN

SECTION 15.01.  Total Condemnation of Premises.

     If the whole of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain, condemnation or expropriation or in the event of a conveyance in lieu thereof, then this Lease shall terminate as of the date on which possession of the Premises is required to be surrendered to the condemning authority, and Tenant shall have no claim against Landlord or the condemning authority for the value of the unexpired Term.

SECTION 15.02.  Partial Condemnation of Premises.

     If any part of the Premises shall be taken or conveyed, and if such partial taking or conveyance shall render the Premises unsuitable for the business of Tenant, then the Term shall cease and terminate as of the date on which possession of the Premises is required to be surrendered to the condemning authority and Tenant shall have no claim against Landlord or the condemning authority for the value of the unexpired Term. In the event such partial taking or conveyance is not extensive enough to render the Premises unsuitable for the business of Tenant, this Lease shall continue in full force and effect except that the Fixed Minimum Rent and the Percentage Rent Gross Sales Base shall each be reduced in the same proportion that the floor area of the Premises so taken or conveyed bears to such floor area immediately prior to such taking or conveyance, such reduction commencing as of the date Tenant is required to surrender possession of such portion and, with respect to the days during which the Premises are not open for business, the calculation of Percentage Rent shall be adjusted in accordance with Section 2.01(d) hereof. Landlord shall promptly restore the Premises, to the extent of condemnation proceeds available for such purpose, as nearly as practicable to a condition comparable to their condition at the time of such condemnation less the portion lost in the taking or conveyance, and Tenant shall promptly make all necessary repairs, restoration and alterations of Tenant's fixtures, equipment and furnishings and shall promptly re-enter the Premises and commence doing business in accordance with the provisions of this Lease. For purposes of determining the amount of funds available for restoration of the Premises from the condemnation award, said amount will be deemed to be that part of the award which remains after payment of Landlord's reasonable expenses incurred in recovering same and of any amounts due to any Mortgagee of Landlord, and which represents a portion of the total sum so available (excluding any award or other compensation for land) which is equitably allocable to the Premises.

SECTION 15.03.  Condemnation of Shopping Center.

     If: (a) more than one-third (1/3) of the Leasable Floor Area of the Shopping Center or more than one-third (1/3) of the Common Areas shall be so taken or conveyed; or (b) if any part of the parking area in the Shopping Center is so taken or conveyed and, as a result of such partial taking or conveyance the size, layout or location of the remaining parking facilities will violate the requirements of the applicable zoning or similar law (or any permitted variance or exception thereto), then in any or all such events, notwithstanding the fact that the Premises are not so taken or conveyed, Landlord shall have the right and power, at its option to be exercised by written notice to Tenant, to terminate this Lease effective either the date title vests in the condemning authority or the date Landlord is required to deliver possession of the part so taken or conveyed; provided, however, in the event of a taking or conveyance described in clause (b) above, if Landlord shall take immediate steps towards eliminating such violation, this Lease shall be unaffected and remain in full force and effect. In any event, Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired Term.

SECTION 15.04 Condemnation Awards.

     In the event of any condemnation or taking as hereinabove provided, whether whole or partial and whether the award is based on diminution of the leasehold or fee, Tenant shall not be entitled to any part of the award as damages or otherwise for such condemnation and Landlord and any Mortgagee of Landlord are to receive the full amount of such award, as their respective interests may appear. Tenant hereby expressly waives any right or claim to any part thereof and assigns to Landlord any such right or claim to which Tenant might become entitled. Notwithstanding the above, Tenant shall have the right, to the extent that same shall not diminish the Landlord's or such mortgagee's award, to claim and recover from the condemning authority, but not from Landlord or such Mortgagee, such compensation as may be separately awarded or recoverable by Tenant under the applicable eminent domain code in effect where the Shopping Center is located in Tenant's own right for or on account of, and limited solely to, any cost that Tenant incurs in removing Tenant's merchandise, furniture, fixtures and equipment.

                                  ARTICLE XVI
              ESTOPPEL CERTIFICATES; SUBORDINATION AND ATTORNMENT

SECTION 16.01.   Execution of Estoppel Certificates.

     At any time, and from time to time, upon the written request of Landlord or any Mortgagee (as defined in Section 16.02), Tenant, within twenty (20) days of the date of such written request, shall execute and deliver to Landlord and/or such Mortgagee, without charge and in a form satisfactory to Landlord and/or such Mortgagee, a written statement, to the extent true: (a) ratifying this Lease; (b) confirming the commencement and expiration dates of the Term; (c) certifying that Tenant is in occupancy of the Premises, and that the Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shall be stated; (d) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (e) certifying that Landlord is not in default under the Lease and there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating the defaults and/or defenses claimed by Tenant; (f) reciting the amount of advance rent, if any, paid by Tenant and the date to which such rent has been paid; (g) reciting the amount of security deposited with Landlord, if any; and
(h) any other information which Landlord or the Mortgagee shall reasonably require.

SECTION 16.02  Subordination and Attornment

                                  See Rider

     Tenant agrees: (a) that except as hereinafter provided, this Lease is, and all of Tenant's rights hereunder are and shall always be, subject and subordinate to any first mortgage, ground lease pursuant to which Landlord has derived its interest in the Shopping Center, installment sales agreement or other instrument of encumbrance heretofore or hereafter placed upon any or all of the estate of the Landlord or Landlord's lessor(s) in the Shopping Center and all renewals, replacements, consolidations, amendments and extensions thereof (collectively called "Mortgage") and to all advances made or to be made thereunder and to the interest thereon; and (b) that, in the event Landlord's interest under the Mortgage shall terminate for any reason, and if the holder of any such Mortgage (hereinafter called the "Mortgagee"), the grantee of a deed in lieu of foreclosure, or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any Mortgage shall at its sole option so request, Tenant will attorn to and recognize such Mortgagee, grantee or purchaser, as the case may be, as Landlord under this Lease for the balance then remaining of the Term, subject to all terms and conditions of this

Lease; and (c) that the aforesaid provisions shall be self operative and no further instrument or document shall be necessary unless required by any such Mortgagee, grantee or purchaser. Notwithstanding anything to the contrary set forth above, any Mortgagee may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by execution of a written document subordinating such Mortgage to this Lease to the extent set forth therein, and thereupon this Lease shall be deemed prior to such Mortgage to the extent set forth in such written document, without regard to their respective dates of execution, delivery and/or recording. In that event, to the extent set forth in such written document, such Mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed and a memorandum thereof recorded prior to the execution, delivery and recording of the Mortgage and as though this Lease had been assigned to such Mortgagee. Should Landlord or any Mortgagee, grantee or purchaser desire confirmation of either such subordination or such attornment, as the case may be, Tenant, upon written request and from time to time, will execute and deliver, without charge and in form satisfactory to Landlord, the Mortgagee, grantee or purchaser all instruments and/or documents in recordable form that may be requested to acknowledge such subordination and/or agreement to attorn.


                                 ARTICLE XVII
                          ASSIGNMENT AND SUBLETTING


SECTION 17.01.  Transfers Requiring Landlord Consent.

                                        See Rider

        (a) Tenant shall not voluntarily, involuntarily, or by operation of law, assign, transfer, mortgage or otherwise encumber this Lease or any interest of Tenant herein, in whole or in part, nor sublet the whole or any part of the Premises, nor permit the Premises or any part thereof to be used or occupied by others (herein collectively referred to as an "Assignment"), without first obtaining in each and every instance the prior written consent of Landlord which consent may be given or withheld in Landlord's sole and absolute discretion. Any consent by Landlord to an Assignment shall be held to apply only to the specific transaction thereby authorized and shall not constitute a waiver of necessity for such consent to any subsequent Assignment, including, but not limited to, a subsequent Assignment by any trustee, receiver or liquidator, or personal representative of Tenant, nor shall the references anywhere in this Lease to subtenants, licensees and concessionaires be construed as a consent by Landlord to an Assignment. If this Lease or any interest herein is assigned or if the Premises or any part thereof is sublet or used or occupied by anyone other than Tenant, whether Landlord's consent is required hereby or has been given or denied for such Assignment, Landlord may nevertheless collect rent (including, but not limited to, Fixed Minimum Rent, Percentage Rent, HVAC Charge, Tax Rent, Tenant's proportionate share of Landlord's Operating Costs, and additional rent) from the assignee, subleasee, user or occupant and apply the net amount collected to the rents herein reserved. In any event, Tenant shall pay to Landlord monthly, as additional rent, the excess of the consideration received or to be received during such month for such Assignment (whether or not denoted as rent) over the rental reserved for such month in this Lease applicable to such portion of the Premises subject to the Agreement. No such Assignment and/or collection shall be deemed a waiver of the covenant herein against Assignment, or the acceptance of the assignee, subtenant, user or occupant as Tenant hereunder, or constitute a release of Tenant from the further performance by Tenant of the terms and provisions of this Lease. If this Lease or any interest of Tenant herein is assigned, or if the whole or any part of the Premises be sublet or used or occupied by others, Tenant, after having obtained Landlord's prior written consent thereto, shall nevertheless remain fully liable for the full performance of all obligations under this Lease to be performed by Tenant, and Tenant shall not be released therefrom in any manner. In addition to the rights above, Landlord may condition its consent on the payment by Tenant to Landlord's management agent of a reasonable amount, but not less than Five, Hundred Dollars ($500.00), to defray Landlord's management agent's administrative costs, overhead and counsel fees in connection with the consideration, review or document preparation in connection with any Assignment.

        (b) If, at any time during the Term, any part or all of the corporate shares of Tenant, or of a parent corporation of which the Tenant is a direct or indirect subsidiary, shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition so as to result in a change in the present effective voting control of Tenant or of such parent corporation by the person or persons owning or controlling a majority of the shares of Tenant or of such parent corporation on the date of this Lease, Tenant shall promptly notify Landlord in writing of such change, and such change in voting control shall constitute an Assignment of this Lease for all purposes of this Section 17.01; provided, however that this provision shall not apply in the event that over fifty percent (50%) of the voting power of the Tenant corporation or of such parent corporation is held by fifty (50) or more unrelated shareholders or distributed to such number of unrelated shareholders in a public distribution of securities.

        (c) If Tenant is a partnership and if at any time during the Term any person who at the time of the execution of this Lease directly or through control of a corporation or other partnership owns a general partner's interest ceases to own such general partner's interest, such cessation of ownership shall constitute an Assignment of this Lease for all purposes of this Section 17.01.

        (d) Upon the occurrence of any such events as described in Section 17.01(a), 17.01(b), or 17.01(c) hereof, whether voluntary, involuntary, by operation of law, or otherwise, without the prior written consent of Landlord (whether or not Tenant shall have given notice thereof to Landlord), Landlord may treat any such occurrence as an Event of Default.

        (e) Tenant's sole remedy for Landlord's failure or refusal to consent to a proposed assignment or sublease shall be to seek specific performance or injunctive or declaratory relief, Tenant hereby waiving any claims for damages claimed to arise therefrom.

SECTION 17.02.  GRANT OF CONCESSIONS

        The provision against subletting above shall be applicable so as to prohibit Tenant from granting concessions without the consent of Landlord for the operation of one or more departments of the business of Tenant, and any grant of concessions consented to by Landlord shall be subject to the conditions that: (a) each such concession which may be granted by Tenant shall be subject to all the terms and provisions of this Lease; (b) the Gross Sales from the operation of each such concession shall be deemed to be a part of the Gross Sales of Tenant for the purpose of determining the Percentage Rent payable to Landlord; (c) all of the provisions hereof applying to the business of Tenant including, but not limited to, the provisions of Articles II and VI shall apply to each such concession; (d) unless otherwise approved in writing by Landlord, such department or departments shall be operated only as part of the business operation generally conducted by Tenant on the Premises and under the advertised trade name of Tenant; and (c) at least seventy-five percent (75%) of the sales floor area of the Premises shall at all times be operated directly by Tenant.

                                 ARTICLE XVIII
                              PAYMENTS AND NOTICES

Section 18.01.  Delivery of Payments and Notices; Notice Requirements.

     All payments of rent and any and all other monetary obligations of Tenant accruing hereunder, whether or not denoted as rent, shall be payable at the address set forth in the Indenture of Lease above for such purpose, unless and until Tenant is notified otherwise in writing, and all notices given to Landlord hereunder shall be in writing and forwarded to Landlord at the address set forth in the Indenture of Lease for such purpose, unless and until Tenant is notified otherwise in writing. All notices shall be sent by registered or certified mail, postage pre-paid, return receipt requested or by expedited delivery services such as Federal Express. All notices to Tenant shall be forwarded to it at the address set forth in the Indenture of Lease by postage prepaid, registered or certified mail, return receipt requested or by expedited deliver service such as Federal Express or by delivery in person and in the event of a delivery in person, the affidavit of the person making such delivery shall be conclusive proof of the delivery and of the date and time of such delivery. All changes of notice address requested by Tenant shall only be valid and binding on Landlord if executed by a duly authorized officer, partner or owner of Tenant and acknowledged in writing by an officer of Landlord or Landlord's management agent. All notices shall be deemed to have been given three (3) business days after the date when deposited with the U.S. Postal Service (as evidenced by the postmark affixed thereto) as aforesaid or, in the case of notices delivered by expedited delivery service, when received or in the case of notices delivered in person to Tenant, when so delivered. Notices by the Landlord may be given on its behalf by Landlord's management agent or by any attorney for Landlord or Landlord's management agent.

                                  ARTICLE XIX
                     EVENTS OF DEFAULT; LANDLORD'S REMEDIES

Section 19.01. Events of Default.

         The following shall constitute Events of Default under this Lease:

     (a) if Tenant defaults in the payment of any sum of money (whether Fixed Minimum Rent, Percentage Rent, Tax Rent, Tenant's proportionate share of Operating Costs, the HVAC Charge, Marketing Service Charge, additional rent or otherwise) and fails to cure such default for a period in excess of ten (10) days following written notice from Landlord; or

     (b) except as to acts, defaults, omissions and/or occurrences specified in subsections (a) and (c) of this Section 19.01, if Tenant defaults in fulfilling any of the other covenants of this Lease on Tenant's part to be performed hereunder and such default shall continue for the period within which performance is required to be made by specific provision of this Lease, or, if no such period is so provided, for twenty (20) days after the date of written notice from Landlord to Tenant specifying the nature of said default, or, if the default so specified shall be of such a nature that the same cannot be reasonably cured or remedied within said twenty (20) day period, if Tenant shall not in good faith commence to cure or remedy such default within such twenty (20) day period and thereafter diligently proceed to completion; or

     (c) if any execution or attachment shall be issued against Tenant or any of Tenant's property and shall not be discharged or vacated within thirty (30) days after the issuance thereof.

SECTION 19.02. Termination.

     Upon or after the occurrence of any one or more of such Events of Default, if the Term shall have not commenced, Landlord may immediately cancel this Lease by written notice to Tenant, or if the Term shall have commenced, Landlord may serve upon Tenant a written notice that this Lease will terminate on a date specified therein, and in either event, Tenant shall have no right to avoid the cancellation or termination by payment of any sum due or by other performance of any condition, term or covenant broken. Upon the date specified in the aforesaid notice of termination, this Lease shall terminate and come to an end as fully and completely as if such date were the day herein definitely fixed for the end and expiration of this Lease, and Tenant shall then quit and surrender the Premises to Landlord, but notwithstanding any statute, rule of law, or decision of any court to the contrary, Tenant shall remain liable as set forth hereinafter.

Section 19.03. Right of Possession.

     Upon or after any one or more Events of Default, or if the notice provided for above in Section 19.02 hereof shall have been given and this Lease shall be terminated, or if the Premises become vacant or deserted, then in all or any of such events, in addition to, and not in lieu of, all other remedies of Landlord, Landlord may without notice terminate all services (including, but not limited to, the furnishing of utilities) and/or re-enter the Premises, either by force or otherwise, and/or by summary proceedings or otherwise dispossess Tenant and the legal representative of Tenant or other occupant of the Premises, and remove their effects and repossess and enjoy the Premises, together with all alterations, additions and improvements, all without being liable to prosecution or damages therefor.


Section 19.04.  Additional Remedies of Landlord.

     (a) In the event of any Event of Default, re-entry, termination and/or dispossession by summary proceedings or otherwise, in addition to, and not in lieu of, all other remedies which Landlord has under this Lease, at law or in equity: (i) the Fixed Minimum Rent and all additional rent shall become due thereupon and be paid up to the time of such re-entry, dispossession and/or expiration: (ii) Landlord may relet the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term, and may grant concessions or free rent: (iii) Tenant or the legal representative of Tenant shall also pay Landlord, at Landlord's option and whether or not Landlord has terminated or cancelled this Lease, as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, for each month of the period which would otherwise have constituted the balance of the Term, the excess, if any, of the sum of one monthly installment of Fixed Minimum Rent, one-twelfth (1/12th) of the annual average Percentage Rent payable hereunder for the three (3) Lease Years immediately preceding (or for the entire preceding portion of the Term if less than three
(3) Lease Years), the monthly portion of the payment of Tax Rent that would have been payable for the period in question but for such re-entry or termination, the HVAC Charge payable for such month computed on the basis of the average monthly charge for the said three (3) preceding Lease Years or the entire preceding portion of the Term, as the case may be, the monthly payment of Tenant's current proportionate share of Operating Costs, the Marketing Service Charge computed on a monthly basis over the net amount, if any, of the rents actually collected on account of the lease or leases of the Premises for such month; and Tenant shall also pay Landlord the unamortized amount of sums extended by Landlord and not repaid by Tenant in connection with preparing or improving the Premises to Tenant's specifications. Such payment shall be in an amount equal to the unamortized balance of such sums on the date of said default, determined by multiplying the total amount actually expended by Landlord times a fraction, the numerator of which shall be the number of full calendar months remaining in the Term from the date of default and the denominator of which shall be the number of full calendar months in the Original Term. The refusal, failure or inability of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability for damages, the Tenant hereby specifically waiving any duty on the part of Landlord to mitigate damages that may be imposed by law. In computing such liquidated damages, there shall be added to the said deficiency all expenses Landlord may incur in connection with reletting, such as court costs, reasonable attorneys fees and disbursements, brokerage and management fees and commissions, cost of putting and keeping the Premises in good order and costs of preparing the Premises for reletting as hereinafter provided. Any such liquidated damages shall be paid in monthly installments by Tenant on the day specified in this Lease for the payment of Fixed Minimum Rent and any action brought to collect the amount of deficiency for any month shall not prejudice in any way either the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding, or the rights of Landlord to elect to collect liquidated damages calculated by the formula set forth in Section 19.04(b) hereof. Landlord, at Landlord's option, may make such alterations, repairs, replacements and/or decorations in the Premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of reletting the Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or in the event that the Premises are relet, for failure to collect the rent under such reletting.

        (b) In any of the circumstances mentioned in the foregoing Section 19.04(a) in which Landlord shall have the right to hold Tenant liable as therein provided, Landlord shall have the election, in place and instead of holding Tenant so liable, forthwith to recover against Tenant, as liquidated damages for loss of the bargain and not as a penalty, a sum equal to the monthly amount of Fixed Minimum Rent and all additional rent multiplied by the number of months and fractional months which would have constituted the balance of the Term but not longer than two (2) years (or such lesser time period specified by Landlord), all discounted to present worth at the then-current prime lending rate of Provident National Bank, together with costs and reasonable attorneys' fees. Notwithstanding the formulas set forth in Section 19.04(a) and the preceding sentence, in the event the Landlord has not recovered from Tenant the total incurred by Landlord for improvements to the Premises, in no event shall the liquidated damages recovered by Landlord be less than the balance due therefrom together with all other actual costs incurred by Landlord relating to the Premises or Tenant's occupancy or use thereof.

        (c) In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedies under this Lease, or now or hereafter existing at law or in equity or by statute. The provisions of this Section 19.04(c) shall not apply to Landlord's rights under Section 11.05 which shall be limited to the provisions set forth therein.

        (d) Tenant hereby expressly waives the service of notice of intention to re-enter or to institute legal proceedings to that end and any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in any event of Landlord obtaining possession of the Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise. The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

        (e) In the event legal action by Landlord is required to enforce performance by Tenant of any condition, obligation or requirement of this Lease, Tenant agrees to pay all actual attorneys' fees and costs so expended by or charged to Landlord.

SECTION 19.05.  Waivers by Tenant.

        Tenant expressly waives: the right to assert any non-compulsory counterclaim in connection with any action by Landlord for possession of the Premises.

                                   ARTICLE XX
                                SECURITY DEPOSIT


SECTION 20.01.  Security Deposit.

        Tenant shall pay to Landlord, promptly after execution of this Lease and prior to the Commencement Date, the sum set forth in the Indenture of Lease to be held as security for the payment of any rent and all other sums of money payable by Tenant under this Lease and for the faithful performance of all covenants of Tenant hereunder. The amount of such security deposit, without interest, shall be refunded to Tenant after termination of this Lease, provided Tenant shall have made all such payments and performed all such covenants. Upon any default by Tenant hereunder, all or part of such security deposit may, at Landlord's option, be applied on account of such default, and thereafter Tenant shall restore the resulting deficiency in such security deposit upon demand. Tenant hereby waives the benefit of any provision of law requiring such security deposit to be held in escrow or in trust, and such security deposit shall be deemed to be the property of Landlord and may be commingled with Landlord's other funds. Landlord may deliver the security deposit to any purchaser of Landlord's interest in the Premises, in the event that such interest is sold, and thereupon Landlord shall be discharged from any further liability with respect to such security deposit, and Tenant agrees to look solely to such purchaser for the return of such security deposit.

                                 ARTICLE XXI
                           MISCELLANEOUS PROVISIONS


SECTION 21.01. Access by Landlord.

        Landlord, Landlord's management agent and their employees and representatives may at all reasonable times during the Term enter to inspect the Premises and/or may show the Premises, and the building of which the Premises form a part, to others. At any time within ninety (90) days immediately preceding the expiration of the Term, and at any time after Tenant has received a notice of default or termination. Landlord and Landlord's management agent shall have the right to show the Premises and all parts thereof to prospective tenants between the hours of 9:00 A.M. and 9:00 P.M. on any day except days on which Tenant shall be closed for business as permitted by this Lease.

SECTION 21.02. Excuse of Performance.

        Notwithstanding anything in this Lease to the contrary, if Tenant shall be delayed or hindered in or prevented from performance of any act required hereunder by reason of any strike, lock-out, labor dispute, civil commotion, warlike operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, failure of power, inability to obtain any material or service, Act of God or other reasons of a like nature not related to the fault of Tenant, then performance of such act by Tenant shall be excused for the period of such delay, provided, however, that Tenant shall give Landlord written notices of the reason for and extent of such delay within a reasonable time after its resolution and provided, further, that the foregoing shall not excuse Tenant from the prompt payment of Fixed Minimum Rent, Percentage Rent, Tax Rent, additional rent or any other payments required by the terms of this Lease, nor delay the date on which Tenant's obligation to commence such payment shall begin. Notwithstanding anything in this Lease to the contrary, Landlord shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease if Landlord's failure to perform such terms, covenants and conditions is due to any strike, lockout, labor dispute, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, failure of power, inability to obtain any material, service or financing, Act of God, fire or other casualty or other cause, whether similar or dissimilar to those enumerated in this Section 21.02. which is beyond the reasonable control of Landlord.

SECTION 21.03. Successors.

        All rights, obligations and liabilities herein given to or imposed upon the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, trustees, receivers, legal representatives, successors and assigns of the said parties; and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee, legal representative, trustee, receiver, legates or other personal representative of Tenant unless the Assignment to such party has been approved by Landlord in writing as provided in Section 17.01(a) hereof. Landlord shall have the unrestricted right to assign this Lease and upon any such assignment, Landlord shall automatically be released from all liability hereunder from and after the date of such assignment. All of Tenant's obligations accruing during the Term pursuant to Sections 2.01, 2.03, 3.02, 3.05, 4.03, 6.01, 10.02, 10.03,
13.01 and 21.22 shall survive the expiration of the Term or earlier termination of this Lease.

SECTION 21.04. Quiet Enjoyment.

        So long as Tenant shall pay the rents herein provided within the respective times provided therefor, and provided and so long as Tenant observes and performs all the covenants, terms and conditions on Tenant's part to be observed and performed hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term without hindrance or interruption by Landlord or any other person or persons lawfully claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease. Landlord's liability under this Section 21.04 shall cease upon a conveyance by Landlord of the Premises.

SECTION 21.05. Waiver.

        The waiver by Landlord any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or a waiver of any other term, covenant or condition herein contained. The subsequent acceptance by Landlord of rent due hereunder or any or all other monetary obligations of Tenant hereunder, whether or not denoted as rent hereunder, shall not be deemed to be waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to make the particular payment so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing and executed by Landlord.

SECTION 21.06.  Custom and Usage.

     Any law, usage or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the covenants and conditions of this Lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of Landlord in refraining from so doing at any time or times with respect to the Tenant hereunder or with respect to other tenants of the Shopping Center. The failure of Landlord at any time to enforce its rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to specific terms, provisions and covenants of this Lease or as having in any way or manner modified the same.

SECTION 21.07.  Accord and Satisfaction.

     No payment by Tenant or receipt by Landlord of a lesser amount than any payment of rent or additional rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent or additional rent then due and payable. Tenant is hereby advised that Landlord may instruct Tenant to forward all sums due Landlord to a "lock box" account maintained by Landlord which will result in such checks being automatically deposited to Landlord's account without review or inspection prior to the same being deposited. Accordingly, Tenant agrees that Landlord shall not be bound by any endorsement or statement on any check or any letter accompanying any check or payment and no such endorsement, statement or letter shall be deemed an accord and satisfaction, whether such check or letter is forwarded to Landlord's "lock box" or directly to Landlord, Landlord's management agent or elsewhere, and Landlord or Landlord's bank may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease, at law or in equity.

SECTION 21.08.  Performance of Tenant's Covenants.

     Tenant covenants and agrees that it will perform all agreements and observe all covenants herein expressed on its part to be performed and observed and that it will promptly, upon receipt of written notice specifying action required by this Lease, comply with such notice, and further, that if Tenant shall not comply with any such notice to the satisfaction of Landlord prior to the date on which such non-compliance would constitute an Event of Default, in addition to, and not in lieu of or in limitation of any other remedy which Landlord may have pursuant to this Lease, at law or in equity, Landlord may, but shall not be obligated to, enter upon the Premises and do the things specified in such notice. Landlord shall have no liability to Tenant for any loss or damage resulting in any way from such action and Tenant agrees to pay upon demand, as additional rent, any sums or costs incurred by Landlord in taking such action, plus administrative costs of Landlord in an amount equal to twenty percent (20%) of such sums and/or costs. Notwithstanding the foregoing, Landlord's performance of any or all of Tenant's covenants shall not release Tenant from liability for non-performance.

SECTION 21.09.  Entire Agreement.

     The Indenture of Lease, the Lease Agreement, the Exhibits, Rider and Guaranty, if any, attached hereto set forth all the covenants, agreements, conditions, representations, promises and understandings between Landlord and Tenant concerning the Premises and there are no covenants, agreements, conditions, representations, promises or understandings, either oral or written, between them other than as herein set forth. All prior communications, negotiations, arrangements, representations, agreements and understandings, whether oral, written or both, between the parties hereto, and their representatives, are merged herein and extinguished, this Lease superseding and cancelling the same. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and executed by both parties. If any provision contained in any rider hereto is inconsistent with any printed provisions of this Lease, the provision contained in such rider shall supersede said printed provision. Tenant hereby acknowledges that: (a) this Lease contains no restrictive covenants or exclusives in favor of Tenant; (b) this Lease shall not be deemed or interpreted to contain, by implication or otherwise, any warranty, representation or agreement on the part of Landlord that any department store or regional or national chain store or any other merchant shall open for business or occupy or continue to occupy any premises in or adjoining the Shopping Center during the Term or any part thereof and Tenant hereby expressly waives all claims with respect thereto and acknowledges that Tenant is not relying on any such warranty, representation or agreement by Landlord either as a matter of inducement in entering into this Lease or as a condition of this Lease or as a covenant by Landlord.

SECTION 21.10.  Relationship of Parties.

     Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant. The provisions of this Lease relating to the Percentage Rent payable hereunder are included solely for the purpose of providing a method whereby adequate rent is to be measured and ascertained. No estate shall pass out of Landlord as a result of this Lease; Tenant has only a usutruct which is not subject to levy and sale and is not assignable by Tenant except as expressly herein set forth.

SECTION 21.11. Captions.

     The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

SECTION 21.12. Tenant Defined; Use of Pronoun.

     The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, whether the same shall be one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical change required to make the provisions of this Lease apply in the plural number where there is more than one Landlord or Tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

SECTION 21.13.  Negation of Personal Liability.

    Notwithstanding anything contained herein to the contrary, Tenant agrees that Landlord shall have no personal liability with respect to any of the provisions of this Lease and Tenant shall look solely to the estate and property of Landlord in the land and buildings comprising the Shopping Center of which the Premises forms a part for the satisfaction of Tenant's remedies, including without limitation, the collection of any judgment or the enforcement of any other judicial process requiring the payment or expenditure of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be observed and/or performed by Landlord, subject, however, to the prior rights of any holder of any Mortgage covering all or part of the Shopping Center, and no other assets of Landlord or any principal of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim and in the event Tenant obtains a judgment against Landlord, the judgment docket shall be so noted. This
Section 21.13 shall inure to the benefit of Landlord's successors and assigns and their respective principals.

SECTION 21.14.  Liability of Landlord's Management Agent.

    Landlord's management agent shall act as agent only and in such capacity shall not in any event be held liable to the Landlord or to Tenant for the fulfillment or non-fulfillment of any of the terms, covenants or conditions of this Lease or for any action or proceedings that may be taken by Landlord against Tenant, or by Tenant against Landlord. Any waiver of Landlord's liability hereunder, including any waiver of subrogation rights, shall apply with equal force and effect to such agent.

SECTION 21.15.  Governmental Limitation on Rents and Other Charges.

    In the event that any law, decision, rule or regulation of any governmental body having jurisdiction shall have the effect of limiting for any period of time the amount of rent or other charges payable by Tenant to any amount less than that otherwise provided by this Lease, the following amounts shall nevertheless be payable by Tenant: (a) throughout such period of limitation, Tenant shall remain liable for the maximum amount of rent and other charges which are legally payable (without regard to any limitation of the amount hereof expressed in this Lease, except that all amounts payable by reason of this Section 21.15 shall not in the aggregate exceed the total of all amounts which would otherwise be payable by Tenant pursuant to the terms of this Lease for the period of limitation); (b) at the termination of such period of limitation, Tenant shall pay to Landlord, on demand but only to the extent legally collectible by Landlord, any amounts which would have been due from the Tenant during the period of limitation but which were not paid because of such limiting law, decision, rule or regulation; and (c) for the balance of the Term following the period of limitation, Tenant shall pay to Landlord all amounts due for such portion of the Term in accordance with the terms hereof, calculated as though there had been no intervening period of limitation.

SECTION 21.16.  Partial Invalidity; Separate Covenants.

    If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable, to any extent, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term, covenant and condition of this Lease shall be valid and be enforced to the fullest extent permitted by law. Furthermore, each covenant, agreement, obligation and other provision contained in this Lease is, and shall be, deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, and not dependent on any other provision of this Lease unless expressly so provided.

SECTION 21.17.  Recording.

    Tenant shall not record this Lease without the written consent of Landlord. If Landlord requests, the parties shall execute and acknowledge a short form of lease for recording purposes which shall be recorded at Landlord's expense.

SECTION 21.18.  Brokerage Commission.

    Each party represents and warrants to the other that the representing party has had no dealing, negotiations or consultations with respect to the Premises, the Shopping Center or this transaction with any broker or finder except Landlord's management agent and that, with the exception of Landlord's management agent, no broker or finder called the Premises or any other spaces in the Shopping Center to Tenant's attention for lease. In the event that any other broker or finder other than Landlord's management agent claims to have submitted the Premises or any other space in the Shopping Center to Tenant, to have induced Tenant to lease the Premises or to have taken part in any dealings, negotiations or consultations with respect to the Premises, the Shopping Center or this transaction, Tenant will be responsible for and will defend, indemnify and save Landlord and Landlord's management agent harmless from and against all costs, fees (including without limitation attorneys' fees), expenses, liabilities and claims incurred or suffered by Landlord and/or Landlord's management agent as a result thereof, unless such party claims to have acted on behalf of Landlord, in which case Landlord shall similarly indemnify Tenant.

SECTION 21.19.  Construction.

    It is the intent of the parties hereto that if any term, covenant, condition or agreement of this Lease is capable of two or more constructions, one or more of which would render the provision void, and the other or others of which would render the provision valid, then the provision shall have the meaning or meanings which would render it valid. Although the printed provisions of this Lease were drawn by Landlord, this Lease shall not be construed for or against Landlord or Tenant, but shall be interpreted in accordance with the general tenor of the language in an effort to reach the intended result. The Landlord and Tenant agree that time is of the essence with respect to the performance of the respective obligations set forth in this Lease.

SECTION 21.20.  Hazardous Material.

    (a) As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste (including, without limitation, asbestos) which, now or in the future, is determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property and/or the use and/or disposal of which is regulated by any governmental authority, including any hazardous substance or waste as defined by the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901, et seq., as amended ("RCRA") or the Comprehensive Environmental Response, Compensation and Liability Act., 42 U.S.C. Sections 9601 et seq., as amended ("CERCLA"), and any rules and regulations now or hereafter promulgated under either of such acts. If the Premises, any equipment, trade fixtures or other mechanical apparatus therein contains any Hazardous Material, Landlord, at its election, shall have the right to (i) cause Tenant to remove and properly dispose of same, all at Tenant's sole cost and expense and in compliance with the provisions hereof, or (ii) perform the removal and disposal thereof itself, in which event Tenant shall reimburse Landlord, on demand, for the cost incurred by Landlord in doing so and securing the certifications referred to below. Tenant shall not cause or permit any Hazardous Material to be brought upon, generated, treated, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees.

    (b) If Landlord requires Tenant to remove the Hazardous Material, Tenant shall retain the services of any environmental engineer and contractor, both of whom must be previously approved in writing by Landlord. Tenant shall submit to Landlord for approval the insurance certificates of Tenant's environmental engineer and contractor, a written removal plan and detailed plans and specifications which shall disclose, without limitation, the dates on which such work is to be performed and the steps to be taken to protect the public, all public areas in the Shopping Center, and the HVAC, water, sanitary and storm systems from contamination during the removal and disposal process. No work disclosed in the removal plan shall be commenced until Landlord has approved all aspects of such removal and disposal process and Tenant shall only perform such work in strict accordance with the process as approved by Landlord. Tenant shall close for business while such work is being performed. Landlord reserves the right to monitor the performance of such work from time to time and, if Landlord believes that such work is being done in a manner which permits Hazardous Material to escape from the Premises or otherwise constitutes an unsafe condition, at Landlord's direction, Tenant shall immediately cease such work until such problem has been corrected to Landlord's satisfaction. Tenant shall replace any contaminated equipment or materials removed from the Premises with new equipment or material performing the same function. If asbestos is removed from the Premises, prior to replacing the asbestos with an approved fire retardant material, Tenant shall cause its consulting engineer to perform an air quality test in the Premises and to certify the results thereof in a letter directed from such engineer to Landlord. Tenant shall not install such fire retardant or reopen for business until the results of such air quality test are accepted by Landlord. Tenant shall perform such further acts as may be required to make such results acceptable to Landlord. Upon Landlord's acceptance of the air quality test, Tenant shall install the fire retardant material and promptly reopen for business.

    (c) If Landlord elects to perform the removal of the Hazardous Material from the Premises, Landlord shall so notify Tenant of Landlord's anticipated commencement date of such work and Tenant shall close for business not later than such date and remain closed until notified by Landlord to reopen, whereupon Tenant shall promptly reopen for business. If Landlord performs such work, it shall do so in compliance with all applicable codes, laws and governmental requirements. If directed to do so by Landlord, Tenant shall remove such of its merchandise, personal property and trade fixtures as shall be required by Landlord for the completion of such work or Landlord, its contractors and subcontractors, may relocate the same within the Premises or elsewhere in the Shopping Center during the performance of such work; neither Landlord, Landlord's management agent, nor their contractors of subcontractors shall be liable to Tenant in any regard for any damage to or loss of such item or for any other acts occurring in the Premises during the performance of such work.

SECTION 21.21.  Tenant-Requested Documentation.

    In the event Tenant shall request an amendment to this Lease, or in the event Tenant shall request a subordination of any rights of Landlord, or the rights of any Mortgagee or ground lessor, or any other documentation requiring review and/or execution by Landlord, in addition to having the independent discretion to approve or reject any such request, Landlord shall have the further right to condition approval upon the payment by Tenant, in advance, of a reasonable fee, in the minimum amount of Five Hundred and no/100 Dollars ($500.00), to reimburse Landlord for Landlord's administrative expense in handling such request and obtaining legal review of all documents submitted.

SECTION 21.22.  Warranties of Tenant.

    If Tenant is a corporation or partnership, Tenant warrants and represents that the person signing this Lease on behalf of Tenant has full power and authority to do so and that Tenant is qualified to do business in the jurisdiction in which the Shopping Center is located.

SECTION 21.23.  Submission of Lease of Tenant.

    THE SUBMISSION BY LANDLORD TO TENANT OF THIS LEASE SHALL HAVE NO BINDING FORCE OR EFFECT, SHALL NOT CONSTITUTE AN OPTION FOR THE LEASING OF THE PREMISES, NOR CONFER ANY RIGHTS OR IMPOSE ANY OBLIGATIONS UPON EITHER PARTY UNTIL THE EXECUTION THEREOF BY LANDLORD AND THE DELIVERY OF AN EXECUTED ORIGINAL COPY THEREOF TO TENANT OR ITS REPRESENTATIVE.

                                        [PICTURE]

Landlord reserves the right, at any time and from time to time, to alter, or otherwise modify the locations and/or dimensions of all buildings, parking areas, roads, entrances, exits, malls, other common area of the Shopping Center, landscaping, decorative items, and structures and areas for retail sales and promotional activities, and to construct, lease, operate and maintain buildings, structures, and other facilities not shown on this Exhibit "A", provided, however, that Landlord does not violate any rights expressly reserved to Tenant in this Lease.

                                   EXHIBIT B

                              LANDLORD/TENANT WORK

        In lieu of Exhibit B, "Tenant Design Criteria Manual" for Sycamore Plaza at Kenwood, Issue #1, dated March 2, 1994, is hereby incorporated by reference to this Lease.

        Notwithstanding anything to the contrary contained in the Design Manual, Landlord shall deliver the Premises to Tenant with the following work complete: an earthen slab, graded to within one foot of final grade, and ready for Tenant's construction. Landlord shall make utilities available within one hundred feet of the Premises lease line.

                                   EXHIBIT C

                       Electricity Redistribution Charges

Tenant's Electric Charge shall be based on Tenant's actual consumption as confirmed by sub-meter readings. Tenant shall pay based on Landlord's Electricity Redistribution Rate Schedule, as modified from time to time, but the rates charged by Landlord shall not exceed the rate schedule that would be applied by the public utility company or authority to Tenant's level of consumption, together with any fuel adjustment charges, taxes, surcharges, and all other charges, no matter how denoted, that Tenant, as a retail customer, would be required to pay to the public utility company or authority to obtain electricity service, whether such utility company or authority would retain such charge, tax, surcharge or other sum, or would be required to pay all or any part thereof to any governmental body, taxing authority or other governmental or quasi-governmental agency or authority. Landlord may adjust the Electricity Redistribution Rate Schedule, and Tenant's Electric Charge, at any time throughout the term to reflect any rate increases or other additional taxes, charges, surcharges, or other costs or liabilities imposed on Landlord by the public utility company or authority.

Tenant shall pay the Electric Charge in advance in equal monthly installments due on the first day of each month. The first year's Electric Charge shall be based on Landlord's good-faith estimate of Tenant's projected annual consumption of electricity. Landlord shall use reasonable efforts to deliver to Tenant notice of the amount of the first-year Electric Charge on or before the Commencement Date.

At the end of each Accounting Period, Landlord shall deliver to Tenant a statement of Tenant's actual consumption, the total amount to be charged to Tenant, the amount paid to date, and any amount due to or from Tenant. If Tenant has overpaid, Landlord shall credit the excess against Tenant's future Electric Charges, or (for the final Accounting Period in the Term only) shall refund the excess to Tenant promptly, after deducting any amounts owed to Landlord under this Lease. Any amount due to Landlord shall be paid within fifteen (15) days after the date of Landlord's invoice. Thereafter, Tenant shall pay its Electric Charge for the then-current Accounting Period based on the actual electric consumption for the previous Accounting Period. Together with its payment of any shortfall for the previous Accounting Period, Tenant shall also submit payment to reflect the increased monthly estimate for the then-current Accounting Period, applied retroactively to the beginning of the Accounting Period.

Tenant shall be responsible for maintenance of its electric service lines to the nearest common utility server, including the submeter. Landlord shall be responsible for maintenance of electric lines into the common utility server.

                             RULES AND REGULATIONS


1. Tenant shall advise and cause its vendors to deliver all merchandise before noon on Mondays through Fridays, not at other times.

2. All deliveries are to be made to designated service or receiving areas and Tenant shall request delivery trucks to approach their service or receiving areas by designated service routes and drives.

3. Tractor Trailers which must be unhooked or parked must use steel plates under dolly wheels to prevent damage to the asphalt paving surface. In addition, wheel blocking must be available for use. Tractor trailers are to be removed from the loading areas after unloading. No parking or storing of such trailers will be permitted in the Shopping Center.

4. Except for small parcel packages, no deliveries will be permitted through the malls unless the Tenant does not have a rear service door. In such event, prior arrangements must be made with the Resident Mall Supervisor for delivery at such Premises. Merchandise being received shall immediately be moved into Tenant's Premises and not be left in the service or receiving areas.

5. Tenant is responsible for storage and removal of his trash, refuse and garbage. Tenant shall not dispose of the following items in sinks or commodes: plastic products (plastic bags, straws, boxes); sanitary napkins; tea bags; cooking fats, cooking oils; any meat scraps or cutting residue; petroleum products (gasoline, naphtha, kerosene, lubricating oils); paint products (thinner, brushes); or any other item which the same are not designed to receive. All Store Floor Area of Tenant, including vestibules, entrances and returns, doors, fixtures, windows and plate glass, shall be maintained in a safe, neat and clean condition.

6. Other than as permitted under the provisions of Section 10.4 or Exhibit "F", Tenant shall not permit or suffer any advertising medium to be placed on mall walls, on Tenant's mall or exterior windows, on standards in the mall, on the sidewalks or on the parking lot areas or light poles. No permission, expressed or implied, is granted to exhibit or display any banner, pennant, sign, and trade or seasonal decoration of any size, style or material within the shopping center, outside the Premises.

7. Tenant shall not permit or suffer the use of any advertising medium which can be heard or experienced outside of the Premises, including, without limiting the generality of the foregoing, flashing lights, searchlights, loud speakers, phonographs, radios or television. No radio, television, or other communication antenna equipment or device is to be mounted, attached, or secured to any part of the roof, exterior surface, or anywhere outside the Premises, unless Landlord has previously given its written consent.

8. Tenant shall not permit or suffer merchandise of any kind at any time to be placed, exhibited or displayed outside its Premises, nor shall Tenant use the exterior sidewalks or exterior walkways of its Premise to display, store or place any merchandise. No sale of merchandise by tent sale, truck load sale or the like, shall be permitted on the parking lot or other common areas.

9. Tenant shall not permit or suffer any portion of the Premises to be used for loading purposes.

10.     Tenant shall not, in or on any part of the Common Area:

        (a) Vend, peddle or solicit orders for sale or distribution of any merchandise, device, service, periodical, book, pamphlet or other matter whatsoever.

        (b) Exhibit any sign, placard, banner, notice or other written material, except for activities as approved by Landlord.

        (c) Distribute any circular, booklet, handbill, placard or other material, except for activities as approved by Landlord.

        (d) Solicit membership in any organization, group or association or contribution for any purpose.

        (e) Create a nuisance.

        (f) Use any Common Area (including the Enclosed Mall) for any purpose when none of the other retail establishments within the Center is open for business or employment, except for activities as approved by landlord.

        (g) Throw, discard or deposit any paper, glass or extraneous matter of any kind except in designated receptacles, or create litter or hazards of any kind.

        (h) Deface, damage or demolish any sign, light standard or fixture, landscaping materials or other improvement within the Center, or the property of customers, business invitees or employees situated within the Center.


                                  EXHIBIT "E"

                                   EXHIBIT F

                                 Sign Criteria

        In lieu of Exhibit F, "Tenant Design Criteria Manual" for Sycamore Plaza at Kenwood, Issue #1, dated March 2, 1994, is hereby incorporated by reference to this Lease.

Mall:

Landlord:

Tenant:

Premises:



                                Certification


        This document is executed pursuant to Section 1.01(a) of the Lease Agreement among the parties dated ________________, 19__ (the "Lease") for the purpose of certifying the following:

        1.  The Lease is in full force and effect as of this date;

        2. The Commencement Date, as defined in the Lease (being the earlier of an identified date or the date on which the Tenant opens for business) is:
______________________________________________________;

        3. The Lease has an Original Term of _____ years, plus the number of days from the Commencement Date to the first day in the next calendar month, if any, and therefore the Original Term of Lease terminates on __________________,
______.

        4. Tenant certifies that all of Tenant's Work, as defined in the Lease, has been completed and paid for in full by Tenant and Tenant knows of no contractor, subcontractor or supplier claiming or possessing any lien against the Premises.


Tenant:

By: ______________________________

        Title: ___________________

Date: ____________________________


Landlord:

By: ______________________________

        Title: ___________________

Date: ____________________________





                                 EXHIBIT 1.01

                                RIDER TO LEASE

        This Rider to Lease ("Rider") is attached to and forms a part of that certain Lease, dated November 9th, 1994, by and between PHILLIP E. STEPHENS, TRUSTEE ("Landlord") and KENWOOD RESTAURANT, INC. trading as Hotel Mexico ("Tenant"), with respect to Space No. 14 at SYCAMORE PLAZA AT KENWOOD, Cincinnati, Ohio.

1.      RIDER TO INDENTURE, ARTICLE II (Extension of Term)

        Provided that Tenant is not in default under the Lease at the time of exercise of the respective options, Tenant shall have two (2) additional options to extend the term of the Lease for periods of five (5) years each. The second option may not be exercised unless the first option has been exercised. Each of the options must be exercised, if at all, not earlier than twelve (12) months nor later than six (6) months prior to the expiration of the initial term or first option period, as applicable, by written notice delivered to Landlord, TIME BEING OF THE ESSENCE. All terms and conditions of this Lease shall continue to apply through the option term(s).

2.      RIDER TO INDENTURE, ARTICLE II (Contingency Period)

        (a) Provided that Tenant uses diligent efforts to satisfy the Contingencies (defined hereinbelow), Tenant shall have a period of not less than one hundred thirty (130) days from the date of this Lease until the commencement of the Construction Period ("Contingency Period"). The Contingencies shall be:

        (i)     Tenant has received zoning board approval, if required;
        (ii)    Tenant has received building permits;
        (iii) Landlord has approved Tenant's plans and specification, including signage (provided that Landlord shall be under no obligation to approve any items which are inconsistent with the Tenant Design Criteria Manual); and
        (iv) Tenant has obtained a commitment for Financing (defined hereinbelow).

        (b) As used herein, the term "Financing" shall mean equity or debt financing, or a combination of the two, in the amount of up to eighty percent (80%) of the total construction cost of Tenant's improvements to the Premises, but not more than Two Million Dollars ($2,000,000.00).

        (c) In the event that the Contingencies have not been satisfied or waived by Tenant within the Contingency Period, despite Tenant's diligent efforts, then the commencement of the Construction Period shall be delayed for a period of up to fourteen (14) days for the Contingencies to be satisfied. At the end of the 14-day period, Landlord may terminate this Lease upon written notice delivered at any time prior to receipt of written notice from Tenant that the Contingencies have been satisfied or waived by Tenant. In the event that the Contingencies have not been satisfied or waived by Tenant within sixty
(60) days following the expiration of the Contingency Period, despite Tenant's diligent efforts, then Tenant shall have the right to terminate this Lease by delivery of written notice within ten (10) days following the end of the 60-day period.

                                    RIDER
                                 Hotel Mexico

     (d) In the event that the parties are unable to agree on the initial plans and specifications for the Premises within the Contingency Period, then either party may terminate this Lease within thirty (30) days following the expiration of the Contingency Period. The parties agree to negotiate in good faith to resolve any disputes regarding disapproval of plans by Landlord.

3.   RIDER TO INDENTURE, ARTICLE X (Use of Premises)

     (a) Notwithstanding Article X, Tenant may change the specific items sold on the menu provided that (i) the theme of the restaurant shall not change and
(ii) no exclusive granted to another Tenant of the Shopping Center is violated. Further, Tenant may change the trade name and use to any high-end restaurant concept, provided that (i) Landlord receives at least sixty (60) days prior written notice of such change, including the proposed trade name and menu, and
(ii) no exclusive granted to another Tenant of the Shopping Center is violated. Tenant hereby acknowledges the exclusive granted to Johnny Rockets for any use expected to derive more than twenty percent (20%) of its Gross Sales from the sale of hamburgers.

     (b) Provided that Tenant continuously operates its business, as required by this Lease, under the Hotel Mexico trade name, Landlord shall lease no other space in the Shopping Center to any tenant whose primary use shall be the sale of Mexican food items ("Tenant's Exclusive"). In the event that Landlord violates Tenant's Exclusive, and fails to cure such default within sixty (60) days after notice from Tenant, then Tenant may pay four percent (4%) of Gross Sales in lieu of Fixed Minimum Rent and Percentage Rent ("Alternate Rent"), retroactive to the date of Tenant's notice, until such default on the part of Landlord is cured. Alternate Rent shall be payable monthly in arrears by the twentieth (20th) of each month. If Landlord fails to cure such default within one (1) year from the date of Tenant's notice, and Tenant's Gross Sales have fallen ten percent (10%) or more during such one-year period, as compared with the previous twelve months, then Tenant may terminate this Lease upon not less than one hundred eighty (180) days prior written notice delivered within sixty
(60) days following the end of such twelve-month period. Tenant acknowledges that the Max & Erma's use shall not be a violation of Tenant's Exclusive.

4.   RIDER TO INDENTURE, ART. XI (Shopping Center Hours of Operation)

     Landlord shall have the right to demand reimbursement from Tenant for Tenant's proportionate share (based on floor area and opening hours of the other tenants also open beyond normal hours) of the additional Operating Costs associated with Tenant's extended hours beyond normal Shopping Center operating hours. Tenant shall pay any such amount within thirty (30) days after receipt of an invoice therefor.

5.  RIDER TO SECTION 3.01 (Taxes)

     Landlord agrees to reasonably cooperate with Tenant (at no expense to Landlord) in any appeal of Taxes or assessments, provided that Tenant has presented to Landlord a petition signed by tenants occupying not less than sixty percent (60%) of the leasable floor area of the Shopping Center supporting such appeal. Tenant shall be entitled to its proportionate share of any refund or reduction obtained through such appeal, and shall be responsible


                                     RIDER
                                  Hotel Mexico
for the full amount of any increase in Taxes or assessments made as a result of such appeal. Except as set forth herein, Tenant shall have no right to appeal Taxes or assessments.

6.   RIDER TO SECTION 3.03 (Leasable Floor Area)

     In the event that Landlord constructs new buildings or enlarges existing buildings in the Shopping Center, such expansion areas shall be included in Leasable Floor Area upon the initial imposition by the taxing authority of additional Tax liability with respect thereto; no such area, once completed, may be excluded from Leasable Floor Area, even though the area may not be actually leased or offered for lease.

7.   RIDER TO SECTION 4.01 (Common Areas)

     Landlord shall use reasonable efforts to maintain the Common Areas in a clean and orderly condition, consistent with first-class "power centers" in the Cincinnati metropolitan area.

8.   RIDER TO SECTION 4.03 (Cap on Increases in Operating Costs)

     Notwithstanding the provisions of the Lease, Tenant's share of Operating Costs shall not be increased in any Accounting Period (after the first full Accounting Period) by greater than eight percent (8%) over the previous year's charge, provided that if charge increases by less than eight percent (8%) in any Accounting Period, such unused portion of the "cap" may be carried forward to subsequent Accounting Period(s) so that Tenant's share of Operating Costs may be increased by greater than eight percent (8%) over the previous year's charges in such future Accounting Period(s); and provided further that if Tenant's proportionate share (before applying the eight percent cap) increases more than eight percent (8%) in any given year, then the excess of Tenant's proportionate share before applying the "cap" amount may be carried over to be charged to Tenant in future Accounting Period(s) to the extent that Tenant's proportionate share of Operating Costs for such future Accounting Period(s) does not exceed 108% of the previous year's charge. However, it is the intention of the parties that the average increase over the term of the Lease (after the first full Accounting Period) shall not be greater than eight percent (8%) per Accounting Period.

9.   RIDER TO SECTION 7.01 (Dram Shop Insurance)

     If Tenant is permitted to engage in the sale of beer, wine or other alcoholic beverages, in addition to the insurance coverage mentioned under the provisions of Article VII, Tenant shall (except as hereinafter provided) also secure and keep in force, commencing as of the date Tenant opens for business with the public, Liquor Liability (dram shop) Insurance with a minimum limit of liability in an amount of Three Million Dollars ($3,000,000.00) on an occurrence basis, covering all bodily injury and death to one or more persons, and Five Hundred Thousand Dollars ($500,000.00) in connection with property damages. Tenant may carry such insurance as $1,000,000.00 primary coverage and $2,000,000.00 excess liability coverage. Neither the provisions of this Rider nor the failure of the Landlord to enforce the provisions hereof shall be deemed to impose any liability upon Landlord, its managing agent, employees, agents or contractors to any other party claiming a benefit under the requirements of this Rider or the obligations arising hereunder.


                                     RIDER
                                  Hotel Mexico

10.     RIDER TO SECTION 8.01(f) (Utility Interruptions)

        Notwithstanding Section 8.01(f), in the event that utilities are interrupted for a period in excess of twenty-four (24) consecutive hours due to the negligence or willful misconduct of Landlord, and such interruption in utilities prevents Tenant from operating, then Fixed Minimum Rent shall abate until service is restored.

11.     RIDER TO SECTION 10.02 (Construction Allowance)

        Landlord agrees to reimburse to Tenant, as consideration for certain alterations and improvements which Tenant will make to the Premises pursuant to Tenant's approved plans and specifications (hereinafter referred to as "Tenant's Work"), an amount equal to up to TWO HUNDRED THOUSAND AND 00/100 Dollars ($200,000.00) (such amount hereinafter referred to as "Construction Allowance"). The Construction Allowance shall be paid within thirty (30) days after all of the following conditions have been satisfied: (a) Tenant is not in default under this Lease, (b) the Premises are open for business, (c) Tenant's Work has been fully completed, and (d) Tenant has submitted to Compass Retail, Inc. ("Agent"), as managing agent for Landlord, the following information and materials together with its request for payment:

        (i) a summary of all costs, certified by an authorized officer of Tenant and the Tenant's general contractor;

        (ii) a copy of Tenant's certificate of occupancy for the Premises and any other licenses or permits necessary for Tenant to open and operate its business at the Premises;

        (iii) final lien waivers and releases (in such form as has been approved by Landlord), properly executed by Tenant's general contractor and all subcontractors and suppliers indicating that all amounts due to the general contractor, subcontractors and suppliers have been paid in full;

        (iv) if requested by Landlord, copies of all invoices, work orders or other evidence of amounts claimed to be spent in completion of Tenant's Work; and

        (v)     any additional documentation reasonably requested by Landlord.

Notwithstanding anything to the contrary contained herein, Landlord hereby reserves the right to have Landlord's or Agent's architect confirm Tenant's statement as to the amount of work completed within the Premises prior to making any payment to Tenant. Landlord shall not be liable for any amounts incurred by Tenant in excess of the Construction Allowance. The Construction Allowance, or any portion thereof, may be used by Landlord to offset any amounts to be paid from Tenant to Landlord that are past due under this Lease.


                                    RIDER
                                 Hotel Mexico

12.  RIDER TO SECTION 10.05 (Alterations and Mandatory Refurbishment)

     Tenant shall replace all worn surfaces (including without limitation, paint and wall coverings, carpet and floor coverings, trade fixtures and signage) as necessary throughout the Term, and shall make such other alterations as are necessary or appropriate to maintain the premises in a first-class condition and appearance.

13.  RIDER TO SECTION 10.06 (Common Areas)

     (a) Except as shown on Exhibit A, Landlord shall construct no permanent buildings in the "No-Build-Area" identified on Exhibit A. Tenant acknowledges that Landlord plans to construct a decorative stone wall, as shown on Exhibit H, in certain portions of the No-Build Area.

     (b) In exercising its rights in the Common Areas, Landlord shall take no action which materially adversely affects the availability of parking in the No Build Area.

     (c) In exercising its rights in the Common Areas, Landlord shall use reasonable efforts to avoid material interference with the operation of Tenant's business.

14.  RIDER TO ARTICLE XI (Operation of Business)

     Tenant shall be responsible for the acts of Tenant's patrons in the Common Areas. In acknowledgement of Tenant's extended hours and alcoholic beverage service, Tenant shall use diligent efforts to prevent any unruliness, violence or disturbances on the part of its patrons in the Common Areas. Tenant shall supply, at sole cost and expense, additional security services to implement the provisions of this Rider, upon written request by Landlord supported by a reasonable demonstration of the need therefor.

15.  RIDER TO SECTION 13.01 (Indemnification)

     Landlord will indemnify and hold harmless Tenant and its principals, agents and employees from loss, claims, actions, liability, expense or damage, including reasonable attorney fees and court costs (collectively "Claims") arising out of Landlord's negligence in connection with the use, operation and maintenance of the Common Areas, except to the extent such Claims are caused by the negligence of Tenant or its agents, employees, licensees, subtenants or contractors. Such indemnity shall be conditioned upon Tenant providing to Landlord prompt notice of any such potential Claim and permitting Landlord to assume the defense of such Claim, including settlement and compromise of such Claim, in the sole discretion of Landlord.

16.  RIDER TO SECTION 14.02 (Partial Destruction of Shopping Center)

     In the circumstances contemplated by Section 14.02, if Landlord fails to terminate this Lease, Tenant shall have the right to terminate if Landlord has not substantially completed reconstruction of the Shopping Center "base building" construction (subject to Landlord's right to reconfigure the Shopping Center) within twelve (12) months following such event of casualty. Upon written request by Tenant following such event of casualty, Landlord shall notify Tenant whether Landlord reasonably expects to be able to complete such work within the stipulated time period.

                                     RIDER
                                  Hotel Mexico

If Landlord does not expect to be able to complete such work within such period, Tenant may terminate this Lease. Tenant's notice to terminate pursuant to this Rider shall be delivered within thirty (30) days following (a) the end of the twelve-month period or (b) receipt of Landlord's notice that it does not reasonably expect to complete the work, as the case may be.

17.  RIDER TO SECTION 16.02 (Subordination and Non-disturbance)

     In the event that a Mortgage is recorded subsequent to the effective date of this Lease, Landlord, upon request by Tenant, shall use reasonable efforts to obtain from such Mortgagee a written agreement, in form and substance reasonably satisfactory to Tenant, that such Mortgagee shall not disturb Tenant's possession so long as Tenant is not in default hereunder beyond any applicable cure period. Tenant's obligation to subordinate this Lease to any Mortgage shall be conditioned upon such Mortgagee delivering to Tenant a written non-disturbance agreement providing that Tenant's rights under this Lease shall be recognized by such Mortgage upon foreclosure and Tenant's possession shall not be disturbed so long as Tenant is not in default hereunder, subject to the provisions of this Lease.

18.  RIDER TO SECTION 17.01 (Assignment)

     (a) Tenant may execute a collateral assignment of this lease to secure loans for construction of the Premises without imposition of the rights of Landlord pursuant to this Section 17.01.

     (b) Tenant shall have the right to assign this Lease to any corporation acquiring all of the assets of Tenant, provided that such assignee corporation has a tangible net worth as of the date of assignment in the amount of not less than Five Hundred Thousand Dollars ($500,000.00), as demonstrated in certified financial statements audited by certified public accountants reasonably acceptable to Landlord, and provided further that the parties promptly deliver to Landlord written notice of such assignment, together with an instrument in which the assignee agrees to assume the obligations of Tenant hereunder and to be bound thereafter by all terms and conditions of the Lease.

19.  RIDER TO ARTICLE XIX (Landlord Default)

     In the event that Landlord fails to perform any of the repairs and maintenance required by Section 12.02, or fails to perform repairs and maintenance to the No-Build-Area, consistent with the Rider to Section 4.01, and such failure continues for twenty (20) days after written notice from Tenant (or such longer period as may be required to complete such work, provided that Landlord diligently pursues such work to completion) and materially adversely affects the operation of Tenant's business, then thereafter Fixed Minimum Rent shall abate, until such condition is cured, in proportion to the extend that the Premises are not usable.

20.  RIDER TO SECTION 21.22 (Hazardous Materials)

     (a) Notwithstanding the provisions of Section 21.22, Tenant shall not be responsible for abatement of Hazardous Materials (a) introduced into the Premises by Landlord or its agents, or (b) present in the Premises as of the date of delivery of possession and discovered during the performance of Tenant's Work as approved by Landlord pursuant to Section 10.02. In the event that such


                                     RIDER
                                  Hotel Mexico

        Hazardous Materials are present in the Premises, Landlord shall be responsible for removal of such Hazardous Materials to the extent required by applicable legal requirements, and Fixed Minimum Rent and all other charges under this Lease shall abate for the period that Tenant is required to be closed for such abatement.

                (b) Tenant acknowledges receipt of that certain Environmental Site Assessment, prepared for Compass Retail, Inc. by ATEC Environmental Consultants on September 30, 1993.




                                    RIDER
                                 Hotel Mexico

                       UNCONDITIONAL GUARANTY OF PAYMENT
                      AND PERFORMANCE OF LEASE OBLIGATIONS

                             (Individual Guarantor)

     For and in consideration of, and as a material inducement for, the granting, execution and delivery by Phillip E. Stephens, Trustee, ("Landlord", which term shall be deemed to include the named Landlord and its successors, successors-in-title and assigns), of that certain Lease Agreement, dated ___________, 1994 (the "Lease"), between Landlord and Kenwood Restaurant, Inc., an Ohio corporation trading as Hotel Mexico (individually and collectively, if more than one, "Tenant"), covering certain premises in Sycamore Plaza at Kenwood (formerly Kenwood Mall) located in Cincinnati, Ohio, and in further consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by Landlord to the undersigned, the receipt and sufficiency of which are hereby acknowledged, Steve King, an unmarried resident of the State of Ohio (individually and collectively, if more than one, "Guarantor"), Guarantor, jointly and severally, if more than one, hereby unconditionally and absolutely guarantees to Landlord the full and prompt payment when due of all sums now or hereafter payable by Tenant to Landlord pursuant to the terms of the Lease, including, without limitation, all "Fixed Minimum Rent", "Percentage Rent", additional rent and all other sums, fees and charges of every description payable by Tenant under the terms of the Lease (collectively, the "Rents"), and the full and prompt performance of all obligations, covenants, and conditions to be observed and performed by Tenant under the terms of the Lease. If at any time Tenant shall default in the payment of any Rents, or in the performance and observance of any of the obligations, covenants and conditions set forth in the Lease, Guarantor shall immediately pay such Rents to Landlord, and shall immediately and faithfully perform and fulfill all of such obligations, covenants and conditions, and also shall pay to Landlord all damages that may arise in consequence of any default by Tenant under the Lease, including, without limitation, all reasonable attorney's fees and expense suffered or incurred by Landlord and resulting from, incident to, or otherwise arising out of or in connection with a default by Tenant under the Lease, or the enforcement of the Lease or the enforcement of this Guaranty.

     This Guaranty shall be a continuing guaranty, and the liability of Guarantor hereunder shall not be affected, modified or diminished in any way by reason of (a) any modification, amendment, assignment, subletting, extension or renewal of the Lease; (b) any release, compromise or indulgence now or hereafter granted by Landlord with respect to the Lease, or to any person or entity now or hereafter liable thereunder or hereunder; (c) any consent, action, inaction or omission under or in respect of the Lease; (d) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding affecting Tenant; or (e) the assertion or the failure to assert by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the Lease, or which otherwise may be available to a landlord at law or in equity. No such action which Landlord shall take or fail to take in connection with the Lease, nor any course of dealing with Tenant or any other person, shall release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Landlord. The provisions of this Guaranty shall extend and be applicable to all renewals, extensions, amendments, modifications, assignments and subleases of the Lease, and any and all references herein to the Lease shall be deemed to include any such renewals, extensions, amendments, modifications, assignments and subleases thereof.

     This Guaranty is an absolute and unconditional guaranty of payment and performance of all obligations of Tenant to Landlord under the Lease, and not of collection. The liability of Guarantor under the Guaranty shall be direct and immediate and not conditioned or contingent upon the pursuit of any remedies against Tenant or any other person. Guarantor expressly agrees that this Guaranty shall be enforceable against Guarantor without the necessity of any suit or proceeding on Landlord's part of any kind or nature whatsoever against Tenant and without the necessity of any notice of nonpayment, nonperformance or nonobservance or any notice of acceptance of this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives. In the event of a default under the Lease or this Guaranty, Landlord shall have the right to enforce its rights, powers and remedies thereunder or hereunder in any order, and all rights, powers and remedies available to Landlord in such event shall be nonexclusive and cumulative of all other rights, powers and remedies now or hereafter provided thereunder or hereunder or by law or in equity; and no exercise or partial exercise of any such right or remedy under the Lease or this Guaranty is or shall be construed to be exclusive of or a waiver of any other right or remedy. No delay on the part of Landlord in exercising any right, power or privilege under the Lease or this, Guaranty, or failure to exercise the same, shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. If the obligations guaranteed hereby are partially paid by reason of the election of Landlord to pursue any of the remedies available to Landlord, or if such obligations are otherwise partially paid or performed, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire unpaid balance of the Rents and the performance of all other obligations of Tenant guaranteed hereby, even though any rights which Guarantor may have against Tenant may be destroyed or diminished by the exercise of any such remedy. Until all of the obligations of Tenant to Landlord under the Lease have been paid and performed in full, Guarantor shall have no right of subrogation to Landlord against Tenant, and Guarantor hereby waives any rights to enforce any remedy which Landlord may have against Tenant.

     Guarantor warrants and represents to Landlord that all financial statements heretofore and hereafter delivered by him or her to Landlord are and shall be true, correct and complete in all respects, and fully and accurately present the financial condition of Guarantor as of the date(s) thereof. Upon the request of Landlord, Guarantor agrees to deliver to Landlord a current financial statement of Guarantor, which shall be prepared in all reasonable detail and in accordance with generally accepted accounting principles consistently applied.

     Guarantor shall, at any time and from time to time, upon ten (10) days' written request from Landlord, execute, acknowledge and deliver to Landlord or its designee(s) a statement certifying that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating such modifications). Guarantor agrees that any such certificate may be relied upon by Landlord and its designee(s), including any prospective purchaser or any existing or prospective mortgagee of Landlord's interest in the "Shopping Center" (as such term is defined in the Lease) or any part thereof.

     If Guarantor defaults in the performance or observance of any provision contained herein, or breaches any warranty or representation contained herein, or makes a general assignment for the benefit of creditors, or petitions or applies to any tribunal for the appointment of a trustee or receiver of the whole or any substantial part of the business, estate or assets of Guarantor, or commences any proceedings relating to Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or if any such petition or application is filed or any such proceedings are commenced against Guarantor and Guarantor by any act consents thereto or acquiesces therein, or an order is entered appointing any such trustee or receiver, or adjudicating Guarantor bankrupt or insolvent, or approving a petition in any such proceedings, and such order remains in effect for more than sixty (60) days, then, at the option of Landlord, and in addition to constituting a default hereunder, the same shall constitute an "Event of Default" under and as defined in the Lease, and Landlord shall thereupon have all remedies contemplated under the Lease upon the occurrence of an Event of Default thereunder.

     This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Landlord or any officer or agent of Landlord, except by a writing signed by a duly authorized officer of Landlord and bearing the seal of Landlord; nor shall any such release or waiver be applicable except in the specific instance for which given. This Guaranty shall be irrevocable by Guarantor so long as the Lease shall remain in effect and until all obligations guaranteed hereby have been paid and performed in full in accordance with the terms of the Lease.

        In the event a court of competent jurisdiction shall find that Tenant is not liable under the Lease because the act of creating the obligations thereunder is ultra vires, or the officers or persons creating same acted in excess of their authority, and for these reasons, any sums due to Landlord or obligations required to be performed pursuant to the Lease cannot be enforced against Tenant, such fact shall in no manner affect Guarantor's liability hereunder, but Guarantor shall be liable to the same extent as Guarantor would have been if all of the terms, conditions, covenants and agreements of said Lease had been enforceable against Tenant.

        If for any reason Landlord is required to refund or pay the amount of any payment paid by Tenant to Landlord to any other party, such payment paid or due from Tenant to Landlord shall not constitute a release of Guarantor from any liability hereunder, but Guarantor agrees to pay such amount to Landlord upon demand.

        This Guaranty shall be governed and construed in accordance with the law of the State or Commonwealth in which the Shopping Center is located. Guarantor hereby submits to personal jurisdiction in the State or Commonwealth in which the Shopping Center is located for the enforcement of this Guaranty, and waives any and all personal rights under the law of any state to object to jurisdiction within such State for the purposes of litigation to enforce this Guaranty. Nothing contained herein, however, shall prevent Landlord from bringing any action or exercising any rights against Guarantor, or against any property of Guarantor, within any other state.

        If any provision of this Guaranty or the application thereof to any person or circumstance shall be held void, invalid or unenforceable to any extent, the remainder of this Guaranty, and the application of such provision to persons or circumstances other than those as to which it is held void, invalid or unenforceable, shall not be affected thereby, and each provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

        The liability of Guarantor hereunder is co-extensive with that of Tenant under the Lease, and with any other guarantor who may have guaranteed or who hereafter may guarantee the obligations of Tenant under the Lease, and Landlord may release or settle with any one or more such guarantors at any time or from time to time without affecting the continuing liability of Guarantor hereunder. This Guaranty shall in no event be impaired by any change which may arise by reason of this dissolution, liquidation or merger of Tenant, if a corporation or partnership, or the death of Tenant or Guarantor, if individuals.

        Nothwithstanding the foregoing, Guarantor's liability hereunder shall be limited to rent and charges for a period of two (2) years following recovery of possession of the Premises by Landlord.

        This Guaranty shall terminate upon notice from Guarantor following delivery to Landlord of financial statements of Tenant, certified as true and correct by independent certified public accountants reasonably acceptable to Landlord, demonstrating that Tenant has attained a tangible net worth of more than Five Hundred Thousand Dollars ($500,000.00).

        IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed under seal as of the 7th day of Nov., 1994.


[Sig]                               [Sig]                  (SEAL)
-----------------------             -----------------------
Witness
                                    Print or Type Name: Steve King, an
                                    unmarried resident of the state of Ohio


Lauri Mayden                        Social Security Number: 298420423
-----------------------                                     -----------------
Witness
                                    Address:
                                             --------------------------------

                                    -----------------------------------------

                                    -----------------------------------------

                                    -----------------------------------------

                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE is made this 3rd day of May, 1995 between PHILLIP E. STEPHENS, TRUSTEE (hereinafter called "Landlord") and KENWOOD RESTAURANT, INC., an Ohio corporation (hereinafter called "Tenant").

     1.   Recitals.

     On November 9, 1994 Landlord and Tenant entered into an Indenture of Lease (the "Lease"), including a Rider to Lease of the same date (the "Rider"), with respect to Store No. 14 in a shopping center known as Sycamore Plaza at Kenwood located at 7800 Montgomery Road, Cincinnati, Ohio 45236. Landlord and Tenant have agreed to certain modifications to the Lease as provided herein.

     2.   Terms of Addendum.

     The Landlord and Tenant hereby agree as follows:

          (a) Landlord hereby waives its right to terminate the Lease pursuant to Sections 2(c) and 2(d) of the Rider.

          (b) Tenant hereby waives the contingencies contained in Section 2(a)(i), (ii) and (iii) of the Rider and its rights to terminate the Lease for failure of such contingencies to be satisfied. Section 2(a)(iv) is the sole remaining contingency under Section 2 of the Rider.

          (c) Notwithstanding Article II of the Lease, the "Commencement Date" of the Lease shall be the earlier of the opening of the Premises for business with the public or November 1, 1995. The designation of the "Commencement Date" herein does not waive or alter tenant's right to terminate the Lease pursuant to
Section 2(a)(iv) of the Rider.

     3.   No Other Amendment.

     Except as specifically provided in this Addendum, all of the other terms and conditions of the Lease shall remain in full force and effect without amendment or modification.

                                                LANDLORD:

                                                STRATEGIC RETAIL TRUST
                                                (formerly Kenwood Mall Trust)

Laura S. Collins                                By: Phillip E. Stephens
--------------------------                         --------------------------
Witness                                            Phillip E. Stephens, Trustee

Kevin B. Polston
--------------------------
Kevin B. Polston
Witness

                                                TENANT:

                                                KENWOOD RESTAURANT, INC.


[SIG]                                           By: Stephen D. King
--------------------                                --------------------------
Witness                                             Stephen D. King, President



Rosa L. Williams
--------------------
Witness


STATE OF GEORGIA     )
                     ) SS:
COUNTY OF FULTON     )



     Sworn to before me and subscribed in my presence this 5th day of May, 1995 by Phillip E. Stephens, Trustee.

                                                     Yolanda L. Smith
                                                 ----------------------------
                                                 Notary Public Notary Public,
                                                 Dekkalb County,
                                                 Georgia
                                                 My Commission Expires Jan. 5,
                                                 1999

STATE OF OHIO        )
                     ) SS:
COUNTY OF HAMILTON   )



     Sworn to before me and subscribed in my presence this 3rd day of May, 1995 by Stephen D. King, President of Kenwood Restaurant, Inc.

                                                       Suzanne P. Land
                                                 ----------------------------
                                                 Notary Public



                                    [SEAL]       Suzanne P. Land,
                                                 Attorney at Law
                                                 Notary Public - State of Ohio
                                                 My Commission has No
                                                 Expiration Date
                                                 Section 147.03

                            FIRST AMENDMENT TO LEASE


        THIS FIRST AMENDMENT TO LEASE is made this 3rd day of May, 1995 between PHILLIP E. STEPHENS, TRUSTEE (hereinafter called "Landlord") and KENWOOD RESTAURANT, INC., an Ohio corporation (hereinafter called "Tenant").

        1.  Recitals.

        On November 9, 1994 Landlord and Tenant entered into an Indenture of Lease (the "Lease"), including a Rider to Lease of the same date (the "Rider"), with respect to Store No. 14 in a shopping center known as Sycamore Plaza at Kenwood located at 7800 Montgomery Road, Cincinnati, Ohio 45236. Landlord and Tenant have agreed to certain modifications to the Lease as provided herein.

        2.  Terms of Addendum.

        The Landlord and Tenant hereby agree as follows:

            (a) Landlord hereby waives its right to terminate the Lease pursuant to Sections 2(c) and 2(d) of the Rider.

            (b) Tenant hereby waives the contingencies contained in Section 2(a)(i), (ii) and (iii) of the Rider and its rights to terminate the Lease for failure of such contingencies to be satisfied. Section 2(a)(iv) is the sole remaining contingency under Section 2 of the Rider.

            (c) Notwithstanding Article II of the Lease, the "Commencement Date" of the Lease shall be the earlier of the opening of the Premises for business with the public or November 1, 1995. The designation of the "Commencement Date" herein does not waive or alter tenant's right to terminate the Lease pursuant to Section 2(a)(iv) of the Rider.

          3.  No Other Amendment.

          Except as specifically provided in this Addendum, all of the other terms and conditions of the Lease shall remain in full force and effect without amendment or modification.

                                LANDLORD:

                                STRATEGIC RETAIL TRUST
                                (formerly Kenwood Mall Trust)



Laura S. Collins                     Phillip E. Stephens
--------------------                 ----------------------------
Laura S. Collins                     Phillip E. Stephens, Trustee
Witness


Kevin B. Polston
--------------------
Kevin B. Polston
Witness

                                            TENANT:

                                            KENWOOD RESTAURANT, INC.

[SIG]
---------------------------                 BY: Stephen D. King
Witness                                         --------------------------
                                                Stephen D. King, President
Rosa L. Williams
---------------------------
Witness

STATE OF GEORGIA)
                )       SS:
COUNTY OF FULTON)

        Sworn to before me and subscribed in my presence this 5th day of May, 1995 by Phillip E. Stephens, Trustee.


                                            Yolanda L. Smith
                                            ----------------------------
                                            Notary Public Dekalb County, Georgia
                                            My Commission Expires Jan 5, 1999


STATE OF OHIO     )
                  ) ss:
COUNTY OF HAMILTON)


        Sworn to before me and subscribed in my presence this 3rd day of May, 1995 by Stephen D. King, President of Kenwood Restaurant, Inc.

                                            [NOTARIAL SEAL STATE OF OHIO]

                                                   SUZANNE P. LAND
                                            -----------------------------
                                                    Notary Public

                           SECOND AMENDMENT TO LEASE

     This Agreement entered into as of _________________, 1996, by and between PHILLIP E. STEPHENS, Trustee (hereinafter called "Landlord"), with an address for receipt of payments at P.O. Box 930525, Atlanta, Georgia 31193, and an address for receipt of notices at 5775 Peachtree, Dunwoody Road, Suite 200-D, Atlanta, Georgia 30342, Attention: Counsel, and KENWOOD RESTAURANT LIMITED PARTNERSHIP, an Ohio limited partnership, lease assignee of KENWOOD RESTAURANT, INC., an Ohio corporation, d/b/a Hotel Mexico (hereinafter called "Tenant"), with a notice address of 3655 Michigan Avenue, Cincinnati, Ohio 45202,
Attention: President, and an address for receipt of invoices of 3655 Michigan Avenue, Cincinnati, Ohio 45208, Attention Accounts Payable.

                                    RECITALS

     A. Landlord and Tenant entered into a certain Lease Agreement and Indenture of Lease, each dated November 9, 1994, under which Landlord let certain premises known as Store No. 14 (main level) within the retail complex known as Sycamore Plaza at Kenwood, which retail complex is more particularly described as Schedule A attached hereto and made a part hereof, as amended by a certain First Amendment to Lease dated May 3, 1995, by and between Landlord and Tenant, together with certain side letter agreement referenced in the Landlord's Statement delivered to Tenant concurrent with this Second Amendment to Lease, which are incorporated herein and made a part hereof. (collectively the "Lease").

     B. Tenant has requested PNC Bank, Ohio National Association ("PNC") to extend financing for the construction of Tenant's Improvements, as hereinafter defined, and other expenses incurred in the preparation of the Premises its conduct of business therein (the "PNC Financing").

     C. PNC, among other things, has required certain amendments to the Lease, as one condition of several, to extending the PNC Financing to Tenant.

     D. Landlord and Tenant have agreed to make said amendments to the Lease as hereinafter provided.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are irrevocably acknowledged, Landlord and Tenant hereby agree as follows:

1. Section 10.05 contained in the Lease Agreement is hereby amended by the addition of the following provision:

               Notwithstanding anything contained herein to the contrary, in the event that Lender or a Lender Party, as either term is hereinafter defined, acquires Tenant's interest in the Premises, by foreclosure, deed in lieu of foreclosure or otherwise, or takes possession of the Premises, it shall be entitled to make interior changes to the Premises consistent with the intended purpose which the Premises shall be used, and to replace all identification signs with those for any successor occupant of the Premises, without the prior written consent of Landlord, provided that such alterations and signage are otherwise in compliance with the provisions of the Lease.

2. Section 11.01 of the Lease Agreement and Article X of the Indenture of Lease are hereby amended by the addition of the following provision:

                In the event that Tenant, after the expiration of any grace period, ceases its business operations within the Premises or otherwise violates the provisions of Section 11.01(e) of the Lease Agreement, then the continuous operation covenant contained in Section 11.01(e) of the Lease Agreement shall be suspended for up to six (6) months from the date of closing so long as Lender, or a Lender Party, as hereinafter defined, is diligently taking action to foreclose its leasehold mortgage, or to effect a transfer in lieu of foreclosure, and gives Landlord written notice, and makes the rent payments to the Landlord and performs or causes to be performed all other obligations required of the Tenant under the Lease during such period, which can reasonably be performed while Lender (or a Lender Party) is not in possession of the Premises. If the Lender, or a Lender Party, takes occupancy of the Premises and resumes business within such six (6) month period, the cessation of business operations by the Tenant shall not constitute a default under the Lease Agreement. If the Lender, or a Lender Party, is unable to obtain occupancy of the Premises and resume business operations within such six (6) month period and during such six (6) month period or thereafter Landlord terminates the Lease, then Landlord shall offer to enter into a new lease with Lender or Lender Party, upon the same terms and conditions of the Lease, including any renewal terms, for the remainder of the term of the Lease, including without limitation, any renewal terms; provided that Lender pay all sums which would have been otherwise due and payable by Tenant under the Lease, if it had not been terminated, up to the date the new lease becomes effective. Lender shall have fourteen (14) days after receiving such offer to accept or reject the offer in writing. Lender shall be entitled to extend said fourteen (14) day period by two (2) successive thirty (30) day periods immediately thereafter by written notice of its election to utilize said thirty (30) day period, and payment of Fixed Minimum Rent and all additional rents for said thirty (30) day period equal to that payable immediately prior to the termination of the Lease, which notice and payment must be sent to Landlord prior to the commencement of each applicable thirty (30) day period. If Lender fails to give Landlord written notice of acceptance of the offer within such period, the Lender's rights under this paragraph shall cease and be void, time being of the essence. At the time the new lease becomes effective, such lease of the Premises shall include all of the Improvements, subject to Landlord's reversionary interest therein effective upon the expiration of termination of the new lease. If this

        Lease terminates or expires, Landlord shall not demolish or materially alter any of the Improvements during the applicable time period during which Lender may enter into a new lease with Landlord as provided herein. In the event that Lender, a Lender Party or its designee shall take occupancy of the Premises as provided in this paragraph or pursuant to Article XVII(b) hereof, then the use clause provided in
        Section 11.01 shall be amended pursuant to Section 8(i) of that certain Second Amendment to Lease dated ______________, 1996, by and between Landlord and Tenant. Notwithstanding anything contained herein to the contrary, the fee simple title to the Improvements of the Tenant shall automatically be extinguished, and shall revert to Landlord, effective upon the termination or expiration of this Lease, subject to the rights and interest of Lender therein as provided in this Section 11.01.

3. Article XV of the Lease Agreement is hereby deleted in its entirety and the following are substituted in lieu thereof:

        Section 15.01. In the event that more than 25% of the Premises by area as is taken by reason or is under threat of eminent domain proceedings ("Condemnation") and Tenant in good faith and in its reasonable business judgement determines that the Premises as a result thereof are unsatisfactory for its continued use, Tenant may terminate this Lease by giving Landlord written notice of termination within thirty (30) days after the taking, time being of the essence. The term "Condemnation" shall include conveyances made in anticipation or lieu of an actual taking. If the lease is not terminated by reason of Condemnation, the Fixed Minimum Rent shall be reduced by the ratio that the square footage of the area of the affected portion of the Premises taken bears to the total square footage of Premises existing prior to the Condemnation. In such an event, Landlord and Tenant, within thirty (30) days after a Condemnation, shall enter into a lease amendment, in form and substance reasonably satisfactory to Landlord and Tenant, modifying the Fixed Minimum Rent for and legal description of the Demised Premises to reflect such a reduction in area. All other provisions of the Lease shall remain in full force and force and effect and shall not be affected by the lease amendment.

        Section 15.02. Notwithstanding termination of the Lease in accordance with Section 15.01, any award or payment ("Award") from a Condemnation which covers the Tenant's Improvements and all other improvements made by Tenant to the Premises, (collectively, the "Improvements") shall be paid to Tenant and any Award which covers Landlord's interest in the balance of the Shopping Center shall be paid to Landlord. If the Award fails to make an allocation to the value of the Improvements, such value shall be the unamortized cost to Tenant of such Improvements depreciated on a straight-line basis over the Original Term of the Lease.

        Section 15.03. Any Award received by Landlord, which is allocable to the Premises shall be used to restore the affected portion of the Premises to the extent reasonably practicable and to the extent such Award is not applied by the Mortgagee to retire indebtedness secured by the Mortgage.

4. Section 16.02 of the Lease Agreement, and all references thereto, are hereby revised by the addition of the following provision:

           Notwithstanding anything contained in Section 16.02 to the contrary, if Tenant is not in default of this Lease beyond the applicable grace period, Mortgagee shall not disturb Tenant's use and enjoyment of the Premises and its rights in and to the Common Area in accordance with this Lease, and shall recognize any Security Documents, as hereinafter defined, for the benefit of Lender, and this Lease shall remain in full force and effect, notwithstanding the enforcement of any of the rights, remedies or interests of Mortgagee under the Mortgage or any deed in lieu of foreclosure or other transfer of Landlord's interest in the Shopping Center to Mortgagee or any party claiming through Mortgagee. Landlord, at Tenant's or Lender's request, shall furnish an agreement, in form and substance reasonably satisfactory to Mortgagee and Tenant or Lender, as applicable, under which Mortgagee shall confirm the provisions of this non-disturbance agreement, which may be incorporated into a Subordination, Non-Disturbance and Attornment Agreement which shall be executed by and among Landlord, Tenant, Lender and Mortgagee.

5.    Article XVII is hereby amended by the addition of the following provision:

      (a) Landlord acknowledges that Tenant may encumber the Improvements with a mortgage, deed of trust or other lien ("Security Documents") offered as security for financing or refinancing ("Financing") the construction or alteration of the Improvements, and/or its leasehold interest in the Improvements. In such an event, Tenant shall furnish Landlord with the name and address of the holder of the Security Documents ("Lender"). Any party that claims an interest in the Premises through Lender (including without limitation an assignee from the Lender following a foreclosure, a purchaser in a foreclosure proceeding, or a transferee in lieu of foreclosure) is referred to herein as a "Lender Party". Landlord shall have the right to first approve the identity of a Lender Party, except in the case of a subsidiary or parent of Lender or a subsidiary of Lender's parent, if the Lender Party succeeds to the interest of Lender and takes assignment of Tenant's interest in this Lease; provided that such approval shall not be unreasonably withheld or delayed (not to exceed thirty (30) days after receipt of notice of the name and identity of the Lender Party, including financial condition and operating experience, and such other information as may be reasonably requested by Landlord), and further provided no such approval shall be required if the Lender Party complies with the provisions of clause 8(ii) hereof; in which case, only prior written notice shall be required. Nothing contained herein shall obligate Landlord to encumber its fee simple interest in the Premises to the lien of any Security Documents.

      (b) If Tenant is in default of the Lease, Landlord shall give Lender written notice at least thirty (30) days prior to terminating the Lease. So long as Lender commences action to foreclose its leasehold mortgage, or to effect a transfer in lieu of foreclosure, within such thirty (30) day period, gives Landlord written notice thereof, and thereafter makes the rent payments to Landlord and performs or caused to be performed all obligations required of the Tenant under the Lease, which can reasonably be performed while Lender (or a Lender Party) is not in possession of the Premises, the Landlord's right to terminate the Lease shall be suspended for up to six (6) months from the date of Landlord's notice of default to the Lender as provided herein. If Lender or a Lender Party takes occupancy of the Premises during such six (6) month period and thereafter performs the duties of the Tenant under the Lease, Landlord's right to terminate in connection with such prior default by Tenant shall be waived. If the Lender, or a Lender Party, is unable to obtain occupancy of the Premises and resume business operations within such six (6) month period, and during such six (6) month period or thereafter Landlord terminates the Lease, Landlord shall offer to enter into a new lease with Lender or Lender Party upon the same terms and conditions of the Lease, including any renewal terms, for the remainder of the term of the Lease; provided that Lender or Lender Party pay all sums which would have been otherwise due and payable by Tenant under the Lease, if it had not been terminated, up to the date the new lease becomes effective. Lender shall have thirty (30) business days after receiving such offer to accept or reject the offer in writing. If Lender fails to give Landlord written notice of acceptance of the offer within such period, the Lender's rights under this paragraph shall cease and be void, time being of the essence. At the time the new lease becomes effective, Landlord shall execute a bill of sale or other instrument, in form and substance reasonably satisfactory to Lender, which conveys to Lender the Landlord's interest in the Improvements, subject to Landlord's reversionary interest therein effective upon the expiration or termination of the new lease.

        (c) In the event that the Lease is terminated prior to the expiration of the term then in effect for any reason whatsoever, including without limitation, rejection or disaffirmance in accordance with any law affecting bankruptcy or creditor's right, Landlord shall furnish Lender written notice and a statement of any and all sums which would have been due under the Lease but for its termination. Lender shall be entitled to enter into a new lease with the Landlord upon the same terms and conditions of the Lease, including any renewal terms, for the remainder of the term of the Lease, provided that Lender Pay all sums under the Lease up to the date the new lease becomes effective. Lender may elect to enter into such new lease by giving Landlord written notice thereof within thirty (30) business days after Lender receives written notice from Landlord of the rejection or disaffirmance of the Lease. If Lender fails to give Landlord written notice within such period, the Lender's right under this paragraph shall cease and be void, time being of the essence. At the time the new lease becomes effective Landlord shall execute a bill of sale or other instrument, in form and substance reasonably satisfactory to Lender, which conveys to Lender Landlord's interest in the Improvements, subject to Landlord's reversionary interest therein effective upon the expiration or termination of the new lease.

        (d) Landlord shall serve Lender with a copy of all notices, including a notice of default, under the Lease at the address with which Landlord has been previously furnished. Landlord shall have no right to pursue any termination of this Lease unless Lender has received a copy of the notice of default and the applicable grace period provided in the Lease has lapsed, without the curing of such default, and any grace period for Lender's benefit shall not commence until Lender has received such copy.

        (e) Except as otherwise provided in the Lease, the Lease shall not be modified, cancelled or surrender, without the prior written approval of the Lender.

        (f) If Landlord or Tenant acquires the interest of the other in the Premises, there shall be no merger of the leasehold estate into the fee simple estate in the Premises.

        (g) In the event that Lender or Lender Party acquires Tenant's interest in the Premises its liability under this Lease shall be nonrecourse and shall be limited to its interest in the Improvements, net income from operation of the Improvements on the Premises, and proceeds from any sale of Lender's interest in the Improvements or leasehold in the Premises.

        (h) Each party hereto, at the request of the other party, Lender or a Lender Party, shall execute and return to the other party, Lender or Lender Party, a certificate, in form and substance satisfactory to the parties, confirming that the Lease is in full force and effect and free of default by either party within twenty (2) days after receipt of same, provided that the matters contained in the certificate are true and correct, and stating the particulars of any matter under the Lease which is in default by a party hereto, and further provided that Landlord shall not be required to deliver estoppel certificates more often than twice in any 12 month period.

6. In the event that the Lender, or a Lender Party, or its designee as provided above succeeds to the interest of Tenant under this Lease, it may undertake, without the prior consent of Landlord but with prior written notice,
(i) a change in the use of the Premises to a different upscale, casual restaurant which is directed to a market similar to the other restaurant-tenants of the Shopping Center and which is not similar in concept or substantially similar in menu items to the other restaurant-tenants of the Shopping Center; and (ii) an assignment of the Lease to another person or entity, or principal thereof, which has at least comparable experience in restaurant management as that of Stephen D. King, and a net worth of One Million Dollars ($1,000,000.00) or more. Otherwise, it must obtain the prior approval of Landlord to any assignment of this Lease to another person or entity, other than Lender's parent or subsidiary, or a subsidiary of Lender's parent, which approval shall not be unreasonably withheld or delayed (not to exceed thirty (30) days after receipt of the name and identity of the proposed lease assignee). The failure by Landlord to approve or disapprove a proposed lease assignee within said thirty (30) day period shall constitute Landlord's approval of such lease assignee.

7. The Lease, except as amended herein, remains unmodified and is in full force and effect. Landlord and Tenant represent and warrant to the other party that neither party is in default of the Lease.

WITNESSES:                                         LANDLORD:

             [SIG]                                 Phillip E. Stephens
-------------------------------------              ----------------------------
Print Name:  [SIG]                                 Phillip E. Stephens, Trustee

[SIG]
------------------------
Print Name: [SIG]             TENANT:
            ------------

                              KENWOOD RESTAURANT LIMITED PARTNERSHIP,
                              By:  Kenwood Restaurant, Inc, Its General Partner



[SIG]
------------------------        By:  [SIG]
Print Name: [SIG]                    ---------------------------------
            ------------        Print Name:  [SIG]
                                             -------------------------
                                Title:  [SIG]
                                        ------------------------------

STATE OF GEORGIA  )
                  )   SS:
COUNTY OF FULTON  )



        The foregoing instrument was acknowledged before me, a notary public, this 8th day of October, 1996 by PHILLIP E. STEPHENS, Trustee.


                                [SIG]
                                --------------------------------------
                                Notary Public, DeKalb County, Georgia
                                 My Commission Expires Jan. 5, 1999


STATE OF OHIO      )
                   )  SS:
COUNTY OF HAMILTON )


        The foregoing instrument was acknowledged before me, a notary public, this 10th day of October, 1996 by Stephen D. King, the President of Kenwood Restaurant, Inc. the G.P. of KENWOOD RESTAURANT LIMITED PARTNERSHIP, By:
Kenwood Restaurant, Inc., Its General Partner on behalf of such limited partnership.

                                        [SIG]
                                        ----------------------------------
                                        Notary Public



                                     [SEAL]

                         SECOND AMENDMENT TO AGREEMENT



     This Amendment is entered into this 18th day of October, 1996 by and between Phillip E. Stephens, Trustee ("Landlord") and Kenwood Restaurant Limited Partnership, an Ohio limited partnership ("Tenant").

     1. Landlord and Tenant are parties to an Indenture of Lease dated November 9, 1994 with respect to Store No. 14 of the Sycamore Plaza at Kenwood, 7800 Montgomery Road, Cincinnati, Ohio 45236 (the "Premises"). On June 28, 1996, the parties entered into an Agreement (the "Agreement") concerning the completion date for a restaurant building being constructed on the Premises by the Tenant (the "Building"). On September 20, 1996, the parties entered into an Amendment to Agreement (the "Amendment"). The parties wishing to further amend the Agreement, as previously modified by the Amendment, as provided herein.

     2. Sections 3(a), (b) and (c) of the Lease are hereby revised to read in their entirety as follows:

           (a) Tenant agrees that construction of the Building not including fixtures, interior decoration, trim or design shall be completed on or before November 30, 1996. In the event such construction is not completed by August 31, 1996 (notwithstanding the later completion date stated above) Tenant shall pay to Landlord liquidated damages of $250.00 per day for each day until completion of such items for each day after August 31, 1996 up to September 11, 1996, the liquidated damages shall be $500.00 per day for each day after September 10, 1996 up to October 31, 1996. If such completion does not occur by November 1, 1996, the liquidated damages shall be $1,000.00 per day for each day after October 31, 1996 until completion of such items.

           (b) Tenant agrees that the furnishings, fixtures and equipment for the restaurant to be operated in the Building shall be completed and installed on or before December 15, 1996 and a certificate of occupancy (permanent or temporary) shall be issued. In the event that such installation and completion is not performed and a certificate of occupancy is not issued by October 31, 1996 (notwithstanding the later completion date stated above), Tenant shall pay to Landlord liquidated damages of $250.00 per day for each day after October 31, 1996 that such certificate of occupancy is not issued until November 10, 1996. If a certificate of occupancy is not issued by November 10, 1996, the liquated damages shall be $500.00 per day for each day after November 10, 1996 up to November 15, 1996 until issuance of such certificate of occupancy. If such certificate of occupancy is not issued by November 15, 1996, the liquidated damages shall be $1,000.00 per day for each day after November 15, 1996 until issuance of such certificate of occupancy.

                        (c) Tenant agrees that the restaurant to be located in the Building shall open on or before December 31, 1996. In the event that the opening does not occur by November 15, 1996 (notwithstanding the later opening date stated above), Tenant shall pay to Landlord liquidated damages of $500.00 per day for each day after November 15, 1996 up to November 25, 1996. If such opening does not occur by November 25, 1996, the liquidated damages shall be $1,000.00 per day for each day after November 25, 1996 until such opening.

                3. In consideration for this Amendment, the Tenant agrees to pay to Landlord the sum of $58,000.00 as a credit against liquidated damages due under Section 2 above. In the event that an amount in excess of such sum is payable under this Agreement, Tenant shall promptly pay to Landlord such additional sums. In the event that less than such sum is due under the Agreement. Tenant shall be entitled to a refund of the balance. This Section 3 shall supersede and render void Section 3 of the Amendment.

                4. Except as provided herein, there shall be no further amendments or modifications to the Agreement.

KENWOOD RESTAURANTS INC.                KENWOOD RESTAURANT LIMITED
                                        PARTNERSHIP


                                        BY:  KENWOOD RESTAURANTS, INC.,
                                             its general partner

By:  [SIG]
     ---------------------
     Stephen D. King,
     President

                                        By:  [SIG]
                                             ---------------------------
                                             Stephen D. King, President

                                        [SIG]
                                        --------------------------------
                                        Stephen D. King

                                        [SIG]
                                        --------------------------------
                                        Phillip E. Stephens, Trustee

                     ADDENDUM TO SECOND AMENDMENT TO LEASE

     This Addendum to Second Amendment to Lease is entered into as of October 18, 1996 by and between Phillip E. Stephens, Trustee (hereinafter called "Landlord"), and Kenwood Restaurant Limited Partnership, an Ohio limited partnership (hereinafter called "Tenant").

     1. Recitals. Landlord and Tenant entered into a certain Lease Agreement and Indenture of Lease (including a Rider attached thereto), each dated November 9, 1994 (the "Lease"), under which Landlord let certain premises known as Store 14 (main level) within the retail complex known as Sycamore Plaza at Kenwood, as amended by a certain First Amendment of Lease dated May 3, 1995. On __________, 1996, Landlord and Tenant entered into a Second Amendment to Lease (the "Second Amendment"), and the parties wish to make an Addendum to the Second Amendment as provided herein. All of the capitalized terms used herein which are not otherwise defined, shall have the same definitions as the Second Amendment.

     2. Section 18(b) of the Rider to Lease between Landlord and Tenant dated November 9, 1994 is hereby amended to read in its entirety as follows:

          (b) Tenant shall have the right to assign this Lease to any corporation acquiring all the assets of Tenant, provided that such assignee corporation has a tangible net worth as of the date of assignment in the amount of not less than $500,000.00 in the event that the personal guaranty of the Lease by Stephen D. King (the "King Guaranty") is in effect as of the date of such assignment, or $2,500,00.00 in the event that the King Guaranty is not in effect on such date, as demonstrated in certified financial statements audited by certified public accountants reasonably acceptable to Landlord, and provided further that the parties promptly deliver to Landlord written notice of such assignment, together with an instrument in which the assignee agrees to assume the obligation of Tenant hereunder and be bound thereunder by all terms and conditions of the Lease. Nothing contained herein shall be considered a limitation, modification or amendment to the rights of the Lender, a Lender Party, or its designee to make assignments as provided in Section 6 of the Second Amendment to Lease.

                3. The parties acknowledge that Landlord has approved the installation of additional improvements in the area in front of the Premises and the relocation of the access road to the Shopping Center in connection therewith (collectively, "Drive Lane Reconfiguration"). Such approval is reflected in that certain letter from John Schupp to Stephen D. King, dated August 13, 1996, based on conceptual plans submitted by Tenant's architect, RamFx. Tenant acknowledges that Landlord has disclosed that certain other tenants of the Shopping Center may have rights to control changes in the area affected by the Drive Lane Reconfiguration. Landlord agrees to use reasonable, good-faith efforts to resolve any dispute with such third-party tenants that may arise as a result of the Drive Lane Reconfiguration. In the event that Landlord is unable to resolve any such dispute, despite such efforts, Tenant agrees, promptly upon demand by Landlord, to remove the Drive Lane Reconfiguration and restore the area to its original condition. Such restoration shall be performed in accordance with plans and specifications submitted by Tenant for Landlord's approval, and in such a manner as to minimize disruption to the operation of the Shopping Center to the extent reasonably practicable.

                4. No other amendments or changes are made to the Lease or the Second Amendment.


[SIG]                           [SIG]
--------------------            ------------------------------
[SIG]                           Phillip E. Stephens, Trustee
--------------------
Print Name

[SIG]
--------------------
[SIG]
--------------------
Print Name



                                KENWOOD RESTAURANT LIMITED
                                PARTNERSHIP

                                BY:   KENWOOD RESTAURANTS INC.,
                                      its General Partner


[SIG]                           By:   [SIG]
---------------------                 ---------------------------
[SIG]                                 Stephen D. King, President
---------------------
Print Name


[SIG]
---------------------
[SIG]
---------------------
Print Name

STATE OF Georgia, Fulton COUNTY, SS.


     On this 17th day of October, 1996, before me, a Notary Public in and for said County, personally came Phillip E. Stephens, Trustee, the Landlord in the foregoing Addendum to Second Amendment to Lease, and acknowledged the signing thereof to be his voluntary act and deed.

     Witness my official signature and seal on the day last above mentioned

[SEAL]


                                        Julie Choppee
                                        -------------
                                        Notary Public


STATE OF Ohio, Hamilton COUNTY, SS.


     On this 18 day of October, 1996, before me, a Notary Public in and for said County, personally came Kenwood Restaurant Limited Partnership, the Tenant in the foregoing Addendum to Second Amendment to Lease, by Stephen D. King, the President of Kenwood Restaurants Inc., it General Partner, and acknowledged the signing thereof to be his voluntary act and deed.

     Witness my official signature and seal on the day last above mentioned.


                                      Monica Leavitt
                                      --------------
                                      Notary Public



                                      [SEAL] M. MONICA LEAVITT
                                             NOTARY PUBLIC, STATE OF OHIO
                                           MY COMMISSION EXPIRES OCT. 18, 1999